                    INFORMATION FOR PROSPECTIVE FRANCHISEES
                    ---------------------------------------

                   REQUIRED BY THE FEDERAL TRADE COMMISSION
                   ----------------------------------------



                               PRETZEL TIME, INC.
                          2855 East Cottonwood Parkway
                                   Suite 400
                           Salt Lake City, Utah 84121
                                 (801) 736-5600



                         Effective Date:  May 15, 1998
                         As Amended:  November 24, 1998

     To protect you, we've required your franchisor to give you this information. We haven't checked it and don't know if it's correct. It should
              ----------------------------------------------------
help you make up your mind. Study it carefully. While it includes some information about your contract, don't rely on it alone to understand your contract. Read all of your contract carefully. Buying a franchise is a complicated investment. Take your time to decide. If possible, show your contract and this information to an advisor, like a lawyer or an accountant. If you find anything you think may be wrong or anything important that's been left out, you should let us know about it. It may be against the law.

     There may also be laws on franchising in your state. Ask your state agencies about them.

                           FEDERAL TRADE COMMISSION
                            Washington, D.C.  20580

                                                    FRANCHISE OFFERING CIRCULAR
                                                    FOR PROSPECTIVE FRANCHISEES

                                                         PRETZEL TIME, INC.
                                                   2855 East Cottonwood Parkway
                                                            Suite 400
                                                    Salt Lake City, Utah 84121
                                                          (801) 763-5600


     The name of the franchisor is Pretzel Time, Inc. If you become a Pretzel Time Store franchisee, you will have the right to operate a Pretzel Time Store from which you will offer a variety of freshly baked, hand-rolled soft pretzels prepared according to our unique recipe, other pretzel-related products, pretzel toppings, beverages and other food products and, in certain instances, TCBY frozen yogurt products.

     The initial franchise fee for a Pretzel Time Store is $25,000, unless the Pretzel Time Store is operated in a cart or kiosk format, in which case the initial franchise fee is $15,000. The estimated initial investment required for a franchise, including the initial franchise fee, is from $117,000 to $236,000. If you are granted the right to sell TCBY frozen yogurt products from the premises of your Pretzel Time Store, you will pay an additional $1,000 fee and an additional estimated initial investment of $39,500 to $93,000. These sums do not include real estate lease costs and assume you are not operating in a cart or kiosk format. These sums are not your total investment in your franchise. For a detailed explanation of your total investment, you should consult Items 5 through 7 of this Offering Circular.

Risk Factors:
------------

     THE FRANCHISE AGREEMENTS REQUIRE THAT ALL DISAGREEMENTS BE SETTLED BY ARBITRATION IN SALT LAKE CITY, UTAH. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT. IT MAY ALSO COST YOU MORE TO ARBITRATE WITH US IN UTAH THAN IN YOUR HOME STATE.

     THE FRANCHISE AGREEMENTS STATE THAT UTAH LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

     ALTHOUGH THE FRANCHISE AGREEMENTS SET FORTH THE ARBITRATION AND GOVERNING LAW PROVISIONS DESCRIBED ABOVE, LOCAL LAW MAY GOVERN THESE REQUIREMENTS IN YOUR STATE, PLEASE REFER TO ANY STATE-SPECIFIC ADDENDUM THAT MAY BE ATTACHED TO THE OFFERING CIRCULAR FOR DETAILS.

     THERE MAY BE OTHER RISKS CONCERNING THESE FRANCHISES.

     Information comparing franchisors is available. Call the state administrators listed on Schedule 4 to this Offering Circular or your public library for sources of information.

     Registration of these franchises by a state does not mean that the state recommends them or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission or the state administrator in your state.

Effective Date:  May 15, 1998, as amended November 24, 1998.
--------------

                               TABLE OF CONTENTS

Item                                                                       Page
----                                                                       ----

ITEM 1.  THE FRANCHISOR, ITS PREDECESSORS, AND AFFILIATES                     1
ITEM 2.  BUSINESS EXPERIENCE                                                  6
ITEM 3.  LITIGATION                                                           9
ITEM 4.  BANKRUPTCY                                                          10
ITEM 5.  INITIAL FRANCHISE FEE                                               11
ITEM 6.  OTHER FEES                                                          12
ITEM 7.  INITIAL INVESTMENT                                                  18
ITEM 8.  RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES                    25
ITEM 9.  FRANCHISEE'S OBLIGATIONS                                            27
ITEM 10. FINANCING                                                           30
ITEM 11. FRANCHISOR'S OBLIGATIONS                                            32
ITEM 12. TERRITORY                                                           41
ITEM 13. TRADEMARKS                                                          43
ITEM 14. PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION                     47
ITEM 15. OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE
            FRANCHISE BUSINESS                                               49
ITEM 16. RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL                        49
ITEM 17. RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION               50
ITEM 18. PUBLIC FIGURES                                                      63
ITEM 19. EARNINGS CLAIMS                                                     63
ITEM 20. LIST OF OUTLETS                                                     64
ITEM 21. FINANCIAL STATEMENTS                                                69
ITEM 22. CONTRACTS                                                           69
ITEM 23. RECEIPT                                                             70

SCHEDULES
---------

SCHEDULE 1  DEFINITIONS
SCHEDULE 2  LIST OF AGENTS FOR SERVICE OF PROCESS
SCHEDULE 3  FINANCIAL STATEMENTS
SCHEDULE 4  STATE ADMINISTRATORS
SCHEDULE 5  OPERATIONS MANUALS TABLE OF CONTENTS
SCHEDULE 6  FRANCHISEE INFORMATION
            PART 1 - LIST OF PRETZEL TIME FRANCHISEES
            PART 2 - LIST OF PRETZEL TIME FRANCHISEES TERMINATED,
                     CANCELLED, NOT RENEWED, OR THAT HAVE CEASED DOING
                     BUSINESS
SCHEDULE 7  LIST OF PRETZEL TIME AREA DEVELOPERS

EXHIBITS
--------

EXHIBIT A   FRANCHISE AGREEMENT (WITH ACKNOWLEDGMENT ADDENDUM,
                OWNERSHIP ADDENDUM, AUTHORIZATION AGREEMENT FOR
                PREARRANGED PAYMENTS (APPENDIX A), TCBY YOGURT PRODUCT ADDENDUM, AND SATELLITE UNIT ADDENDUM)

EXHIBIT B   GUARANTY OF AGREEMENT
EXHIBIT C   RESERVATION LETTER
EXHIBIT D   SUBLEASE AGREEMENT

                                    NOTICE
                                    ------

UNLESS OTHERWISE INDICATED, THE INFORMATION APPEARING IN THIS OFFERING CIRCULAR APPLIES TO PRETZEL TIME STORE FRANCHISES. UNLESS OTHERWISE INDICATED, THE TERMS OF ALL FRANCHISE OFFERS ARE THE SAME.

           ITEM 1.  THE FRANCHISOR, ITS PREDECESSORS, AND AFFILIATES

Description of the Franchisor and its Predecessors and Affiliates.
-----------------------------------------------------------------

     To simplify the language in this Offering Circular, "we", and similar words, refer to Pretzel Time, Inc., the franchisor; "MFHCI" means Mrs. Fields Holding Company, Inc., a Delaware corporation; "MFOCI" means Mrs. Fields' Original Cookies, Inc., a Delaware corporation; "MFBI" means The Mrs. Fields' Brand, Inc., a Delaware corporation; "GACC" means Great American Cookie Company, Inc., a Delaware corporation; "Pretzelmaker" means Pretzelmaker, Inc., a Utah corporation; and "Pretzelmaker-Canada" means Pretzelmaker-Canada, Inc., an Ontario corporation. "You" and similar words, means the person or persons, including a corporate or other legal entity, individually and collectively, buying a franchise from us; and "your Store" means the Pretzel Time Store that you will operate if we enter into a Pretzel Time franchise agreement with you. We have also attached as Schedule 1 a list of additional defined terms used in this Offering Circular. If a capitalized term is not defined in the body of this Offering Circular, please refer to Schedule 1 for the definition.

     We are a Pennsylvania corporation incorporated in May 1991. We originally incorporated under the name Mr. Pretzel, Inc., but shortly thereafter changed our name to Pretzel Time, Inc. We do business under the name Pretzel Time Stores (or variations of that name). In September 1997, MFHCI acquired 56% of our outstanding shares. At the same time, we entered into a Management Agreement with MFHCI under which MFHCI agreed to provide, either by itself or through one of its affiliates, management services to us. MFHCI is a Delaware corporation incorporated in August 1996. In November, 1997, MFHCI assigned all of its interest in our outstanding shares to MFOCI. MFOCI is a Delaware corporation incorporated in September 1996. MFOCI is a wholly-owned subsidiary of MFHCI and an Affiliate of us. In January 1998, MFOCI acquired an additional 4% of our outstanding shares. Similarly, in June 1998, MFOCI acquired an additional 10% of our outstanding shares. Consequently, as of the date of this Offering Circular, MFOCI owns 70% of our outstanding shares.

     Our principal business address is 2855 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121, and our telephone number is 801-736-5600. The principal business address and telephone number of MFHCI, MFOCI, MFBI, GACC, Pretzelmaker and Pretzelmaker-Canada are the same as ours. Our agents for service of process in the various states where we do business are listed on
Schedule 2 to this Offering Circular. We have no predecessors from which we acquired a substantial portion of our assets.

     Pretzelmaker is a Utah corporation incorporated on August 31, 1992 under the name Four Pretzels, Inc. Pretzelmaker changed its name to Pretzelvania, Inc. on September 23, 1992 and to its current name on December 17, 1992. Pretzelmaker-Canada is an Ontario corporation incorporated on September 26, 1996, and a wholly-owned subsidiary of Pretzelmaker. On November 19, 1998, MFOCI acquired all of the stock of Pretzelmaker Holdings, Inc. ("PHI"), a Colorado corporation incorporated on February 24, 1995 and the parent corporation of Pretzelmaker. As a result of the merger, Pretzelmaker-Canada remains a wholly-owned subsidiary of Pretzelmaker, Pretzelmaker remains a wholly-owned subsidiary of PHI, and PHI is now a wholly-owned subsidiary of MFOCI.

     MFBI is a Delaware corporation incorporated in August 1996. MFBI is also a wholly-owned subsidiary of MFHCI and an Affiliate of us. MFBI has granted MFOCI a perpetual, fully paid license to use the Mrs. Fields trademarks in connection with all Mrs. Fields Cookie Stores.

     GACC is a Delaware corporation incorporated on June 10, 1977. GACC incorporated under the name "The Original Great American Chocolate Chip Cookie Company, Inc." and changed to its existing name as of December 10, 1993. Cookies USA, Inc. ("Cookies USA"), a Delaware corporation, acquired GACC on December 10, 1993 and GACC became a wholly-owned subsidiary of Cookies USA. On August 24, 1998, MFOCI acquired all of the stock of Cookies USA. Immediately thereafter, MFOCI merged Cookies USA with and into itself. As a result of the merger, GACC is now an indirect, wholly-owned subsidiary of MFOCI and an Affiliate of ours.

     Concurrent with MFOCI's acquisition of Cookies USA, MFOCI acquired 29 Great American Cookie Company Stores through the acquisition of all of the stock of 2 corporate Great American Cookie Company franchisees. Immediately thereafter, MFOCI merged the 2 Great American Cookie Company franchisees with and into GACC. GACC now operates these 29 Great American Cookie Company Stores for its own account. Concurrent with MFOCI's acquisition of Cookies USA, MFOCI also acquired 8 additional Great American Cookie Company Stores through the acquisition of all of the assets of 6 corporate Great American Cookie Company franchisees all owned by the same entity. Since the acquisition, MFOCI has operated these 8 Great American Cookie Company Stores as a franchisee of GACC.

     MFOCI intends to continue to operate both the Pretzel Time System and the Pretzelmaker System as separate franchise systems. In addition, MFOCI intends to continue to operate both the Mrs. Fields System and the Great American Cookie Company System as separate franchise systems.

     MFHCI, MFOCI, MFBI and GACC are separate corporations and, except as described in Item 21, are not liable to you for any actions taken or obligations incurred by us.

The Business of the Franchisor, its Predecessors, and Affiliates.
----------------------------------------------------------------

     Since January 1992, we have been in the business of granting licenses and franchises for the operation of Pretzel Time Stores. From October 1991 to December, 1997, we were also in the business of owning and operating Pretzel Time Stores. As of the date of this Offering Circular, we do not own or operate any Pretzel Time Stores. Pursuant to a national sales agreement we entered into with TCBY Systems, Inc. (as further described below in this Item 1), we have offered Pretzel Time franchisees the right to add the TCBY Concept to the Premises of new or existing Pretzel Time Stores since February 1995.

     We or one of our Affiliates may establish a new business or franchise system or acquire an existing business or franchise system (which may be one of your competitors) operating under trademarks, service marks and tradenames other than the Pretzel Time Trademarks or TCBY Trademarks. The new or existing business or franchise system may compete with you.

     Since January 1992, we have been in the business of granting area developer rights to certain qualified persons ("Area Developers") pursuant to a Pretzel Time Area Development Agreement (the "Development Agreement"). Under the Development Agreement, Area Developers are granted the right to develop, own and operate a specified number of Pretzel Time Stores at approved shopping mall locations within a defined geographic area (the "Territory"). Area Developers are also granted the right to market and service the Pretzel Time System at shopping mall locations within their Territories, for which they receive a fee. Finally, under the Development Agreement, Area Developers are granted the right to receive compensation from us for finding Pretzel Time franchisees for shopping mall locations within their Territories. Area Developers, however, do not have the authority to grant the rights to license or operate a Pretzel Time franchise or enter into a Pretzel Time franchise agreement with a potential franchisee. While an Area Developer may initiate contact with potential franchisees, only we may enter into a Pretzel Time franchise agreement with such potential franchisees. Currently, we are no longer entering into Development Agreements for additional Territories, although we may enter into new Development Agreements with new or existing Area Developers for existing Territories. In addition, we may offer some other form of area development grants for Pretzel Time Stores which permit the development and operation of multiple Pretzel Time franchises in designated geographic areas. We offer Area Developer rights and other area development rights through separate offering circulars, if at all. As of June 12, 1998, there were 10 Area Developers with whom we have entered into Development Agreements. See Item 2 and
Schedule 7 for a list of our Area Developers and their respective Territories. These Area Developers are independent contractors. As further described in Item 11 of this Offering Circular, an Area Developer may be obligated to provide certain services to you if your Store is located in a shopping mall within such Area Developer's Territory.

     In July 1997, Mrs. Fields' Pretzel Concepts, Inc. ("MFPCI"), a wholly-owned subsidiary of MFHCI, purchased 79 Pretzel Time Stores from one of our Area Developers, H&M Concepts Ltd. Co. At the time of the purchase, MFPCI entered into an Area Development Agreement and a franchise agreement with us. MFPCI operated the 79 Pretzel Time Stores as our franchisee until MFPCI merged into MFOCI on November 26, 1997. Since the merger, MFOCI has operated the 79 Pretzel Time Stores as our franchisee. See Item 20 and Part 2 of Schedule 6 for more information on these Stores.

     In June 1998, MFOCI purchased a total of 5 Pretzel Time Stores from one of our Area Developers, Virginia Concepts, Inc. At the time of the purchase, Virginia Concepts, Inc. transferred to MFOCI the respective Area Development Agreement and 5 franchise agreements it had entered into with us. Since the purchase, MFOCI has operated the 5 Pretzel Time Stores as our franchisee. See
Item 20 and Part 1 of Schedule 6 for more information on these Stores.

     Since September 1992, Pretzelmaker has been in the business of granting franchises for the operation of Pretzelmaker Stores in the United States. Since August 1995, Pretzelmaker has also been in the business of owning and operating Pretzelmaker Stores. In addition, since September 1996, Pretzelmaker-Canada has been in the business of granting franchises for the operation of Pretzelmaker Stores in Canada. A Pretzelmaker Store offers soft pretzels, pretzel products and other complementary food and beverages. In some circumstances, a Pretzelmaker Store may also offer branded frozen desserts and coffee products. Following our acquisition of PHI, there were approximately 215 Pretzelmaker Store franchises and licenses, 9 Pretzelmaker Store locations owned and operated by Pretzelmaker and no Pretzelmaker Stores owned and operated by Pretzelmaker-Canada.

     Since September 1996, MFOCI has been in the business of granting licenses and franchises for the operation of Mrs. Fields Cookie Stores and operating and owning Mrs. Fields Cookie Stores for its own account. A Mrs. Fields Cookie Store offers a variety of specially prepared food items, such as cookies, brownies, muffins and beverages. As of December 31, 1997, there were 165 Mrs. Fields Cookie Store franchises and 144 Mrs. Fields Cookie Stores owned and operated by MFOCI.

     Between September 1996 and November 1997, MFOCI was in the business of granting licenses and franchises for the operation of Hot Sam Pretzel and Bakery Stores. Currently, MFOCI is no longer granting Hot Sam Pretzel and Bakery Store licenses and franchises. Since September 1996, MFOCI has also been in the business of owning and operating Hot Sam Pretzel and Bakery Stores. A Hot Sam Pretzel and Bakery Store offers a variety of freshly prepared soft pretzels and pretzel products (including Bavarian and sweet dough pretzel sticks), various toppings and sauces, freshly squeezed lemonade and other food items and beverages which are similar to those offered at a Pretzel Time Store. As of December 31, 1997, there were no Hot Sam Pretzel and Bakery Store licenses or franchises, and 102 Hot Sam Pretzel and Bakery Stores owned and operated by MFOCI.

     In certain situations, you may be able to purchase an existing Hot Sam Pretzel and Bakery Store location and its physical assets from MFOCI and convert the location to a Pretzel Time Store of the type offered in this Offering Circular. The acquisition of the existing Hot Sam Pretzel and Bakery location and assets from MFOCI will be negotiated between you and MFOCI on an individual basis, independently, separately and in addition to your entering into a Pretzel Time Franchise Agreement with us to operate a Pretzel Time Store. This Offering Circular makes no disclosures or representations regarding the terms and conditions of any such transaction you may negotiate with MFOCI.

     Since September 1996, MFOCI has been in the business of operating and owning Original Cookie Company Stores for its own account. An Original Cookie Company Store offers a variety of specially prepared food items, such as cookies, brownies, muffins and beverages. As of December 31, 1997, there were 155 Original Cookie Company Stores owned and operated by MFOCI and no Original Cookie Company Store franchises.

     Since September 1977, GACC has been in the business of granting licenses and franchises for the operation of Great American Cookie Company Stores. Since June 1977, GACC has also been in the business of owning and operating Great American Cookie Company Stores. A Great American Cookie Company Store offers different types of cookies, other baked products and beverages and is typically located in an enclosed shopping mall. Following MFOCI's acquisition of Cookies USA and the 10 Great American Cookie Company franchisees, as described above, there were approximately 218 Great American Cookie Company Store licenses or franchises, and 106 Great American Cookie Company Stores owned and operated by GACC.

     These are the only franchised businesses that have been offered by us and our Affiliates.

Description of the Franchises Offered.
-------------------------------------
Pretzel Time Stores:
-------------------

     We offer franchises (the "Franchises") for Pretzel Time Stores offering various Pretzel Time Products in accordance with the terms of our Pretzel Time franchise agreement (the "Pretzel Time Franchise Agreement"). A copy of the Pretzel Time Franchise Agreement is attached to this Offering Circular as Exhibit A. If you enter into a Pretzel Time Franchise Agreement, you will be authorized to use the Pretzel Time System under which Pretzel Time Stores operate. If you do business as an Entity, we may require each of your Entity Owners at any time during the term of the Franchise Agreement to execute a Guaranty of Agreement in the form of Exhibit B to this Offering Circular, guaranteeing your obligations under the Franchise Agreement.

     On a case by case basis, we may offer existing Pretzel Time franchisees the right to operate a cart (the "Satellite Unit") in proximity to their Pretzel Time Store in accordance with the terms of our Satellite Unit Addendum to Pretzel Time Franchise Agreement (the "Satellite Unit Addendum"). A copy of the Satellite Unit Addendum is attached to the Franchise Agreement in Exhibit A of this Offering Circular.

TCBY Concept:
------------

     Under certain circumstances (as further described below in this Item 1), we offer Pretzel Time franchisees the right to add the TCBY Concept to the Premises of a new or existing Pretzel Time Store. Pretzel Time franchisees that are granted a TCBY Concept, offer TCBY Yogurt Products in accordance with the terms of a TCBY Yogurt Product Addendum to Pretzel Time Franchise Agreement (the "Yogurt

Addendum"). A copy of the Yogurt Addendum is attached to the Franchise Agreement in Exhibit A of this Offering Circular.

     On June 15, 1994, we entered into a TCBY National Sales Agreement (the "TCBY Sales Agreement") with TCBY Systems, Inc., an Arkansas corporation with its principal office at 1200 TCBY Tower, 425 West Capitol Avenue, Little Rock, Arkansas 72201 ("TCBY"). Pursuant to the TCBY Sales Agreement, TCBY has granted to us the right to use the TCBY Trademarks, including "TCBY," and the TCBY System in conjunction with the operation and sale of Pretzel Time Retail Outlets. Pretzel Time Retail Outlets may only sell TCBY Yogurt Products if the location has been approved by both TCBY and us. TCBY has retained the right to operate or to grant other persons the right to operate TCBY Stores of any type at locations it decides and the right to sell products and services through similar or dissimilar channels of distribution.

     Your right to add the TCBY Concept to the Premises of a new or existing Pretzel Time Store depends on landlord restraints and the current territorial restrictions given by TCBY to existing and future TCBY franchisees. If you enter into a Yogurt Addendum, you will be authorized to sell TCBY Yogurt Products from the Premises of your Pretzel Time Store and use the TCBY System under which TCBY Stores operate. As further described in the Yogurt Addendum, your right to sell TCBY Yogurt Products from the Premises of your Pretzel Time Store and use the TCBY System will continue until the earliest of: (i) the termination or the expiration of the TCBY Sales Agreement (the expiration date of the TCBY Sales Agreement is June 14, 2009); or (ii) the termination of the Franchise Agreement.

     We do not operate, offer or sell TCBY franchises. We only offer the sale of TCBY Yogurt Products as a dual concept with the hand-rolled soft pretzel concept. Both concepts are incorporated into one leasehold space that makes up the Premises. Our right to grant TCBY Concepts is limited by territorial restrictions given by TCBY to TCBY franchisees and may not be available in all locations. Our right to grant TCBY Concepts may also be limited by the landlord of a given location. For example, a landlord might not allow the sale of TCBY Yogurt Products because of the existence of other tenants who sell yogurt in those malls. Thus, we cannot grant TCBY Concepts for all mall locations with a Pretzel Time Store.

     TCBY Stores offer a number of TCBY Yogurt Products. TCBY Stores sell yogurt in a variety of specialty flavors. Vanilla and chocolate are available in each TCBY Store daily along with 2, 4 or 6 other flavors depending on the number of frozen yogurt dispensing machines used. The yogurt is served in a variety of ways including in regular cones, waffle cones, sundaes, waffle sundaes, frozen on a stick, shakes and with a variety of toppings, including various candies, cookies and fruits and other food products approved or required by TCBY for sale at TCBY Stores.

  Neither TCBY nor any of its affiliates are directly or indirectly responsible for any obligation, undertaking, covenant, or other duty to perform or to refrain from any action under or by virtue of any agreement between us and you. Neither TCBY nor any of its affiliates are a party to any agreement between us and you, but TCBY does stand in a position of third party beneficiary under the agreement. The TCBY Trademarks are the property of TCBY or its affiliate, and nothing contained in this Offering

Circular will in any manner create any property rights in or to, or relating to the TCBY Trademarks as against TCBY. TCBY's representatives have the right to inspect the Premises of your Store and your books to the extent they relate to the operations of a TCBY Concept.

The Markets.
-----------
Pretzel Time:
------------

     Your Pretzel Time Store will offer a variety of Pretzel Time Products to the general public, and you will have to compete with bakeries, some fast-food restaurants, snack food stores, convenience stores (including Pretzelmaker Stores), and facilities owned by us or our Affiliates, all of which offer specialty retail snack foods and beverages. You will also have to compete with other Pretzel Time Retail Outlets selling various Pretzel Time Products and other products and services (such as frozen pretzel dough sold through various retail outlets) under the Pretzel Time Trademarks or other trademarks or service marks. In addition, you will have to compete with other individuals and entities in the search for suitable store locations, managers, and employees. Pretzel Time Products appeal to persons of all ages, but particularly appeal to families with children and to adults between the ages of 21 and 60.

     We are engaged in the business of the sale of frozen pretzels and other food products in the food service industry. We are interested in market penetration by distribution of frozen dough products, including frozen pretzels, to alternative locations such as airports, amusement parks, schools, hospitals, office work sites, military facilities, grocery stores, convenience stores, supermarkets, entertainment or sporting facilities and/or other similar facilities and eventual food service distribution in non-franchised outlets at or from which we, in our absolute discretion, authorize. We intend to distribute frozen pretzels for sale in other non-franchised and non-company-owned outlets. Our actions hopefully will promote consumer acceptance of Pretzel Time Products as well as our Pretzel Time Trademarks, with the

                                     -5A-
intention of ultimately benefiting the Pretzel Time System. We are interested in developing, marketing, and/or distributing other food products in the food service industry.

TCBY:
----

     TCBY Stores offer soft-serve premium frozen yogurt and ice cream as a treat, dessert, snack or light meal items. TCBY Stores compete with numerous other soft serve frozen yogurt stores, ice cream parlors, other snack food or dessert item restaurants and other fast food restaurants that complement their menus with soft-serve frozen yogurt. TCBY may also offer its frozen yogurt and other related products in supermarkets, grocery stores, and where convenience food operations are conducted and other retail outlets that may compete with TCBY franchises or TCBY Concepts.

     Some states may require franchisees to obtain restaurant, business, occupational, food products, and miscellaneous licenses. Some states also have laws regarding who may secure certain of these licenses. You may also have to obtain health licenses and to comply with health laws and regulations that apply to restaurant and food product sales establishments. We urge you to make inquiries about these laws and regulations.

                         ITEM 2.  BUSINESS EXPERIENCE

     Our officers and directors and all other persons who will have management responsibilities for our franchise program are as follows:

Director, President and Chief Executive Officer - Larry Hodges
--------------------------------------------------------------

Mr. Hodges has been a member of our Board of Directors and our President and Chief Executive Officer since September 1997. Mr. Hodges also has been President and Chief Executive Officer and one of the directors of MFOCI since September 1996. Between April 1993 and September 1996, he had been President and Chief Executive Officer and a director of both Mrs. Fields, Inc. ("MFI") and Mrs. Fields Development Corporation ("MFDC"). From October 1991 to February 1994, Mr. Hodges was President and Chief Executive Officer of Food Bond Stores, Inc. in Kansas City, Missouri.

Director - Martin E. Lisiewski
------------------------------

Mr. Lisiewski has been a member of our Board of Directors since 1993. Mr. Lisiewski served as our Secretary/Treasurer and Chief Executive Officer from our inception in 1991 until September 1997. Mr. Lisiewski has served as President of Mar-Tai Management Corporation, Mar-Tai Development Corporation and A.D.M. Developers, Inc. which were real estate development corporations. He also served as Secretary/Treasurer of Gulf West Star Construction, Inc. an excavating firm.

Director and Treasurer - L. Tim Pierce
--------------------------------------

Mr. Pierce has been a member of our Board of Directors and our Treasurer since September 1997. Mr. Pierce also has been Senior Vice President, Chief Financial Officer, and Corporate Secretary of MFOCI since September 1996. Prior to that, he held the same position at MFDC. He became Vice President, Finance at the time MFDC was incorporated, Senior Vice President in December 1991, Chief Financial Officer in August 1993 and Corporate Secretary in April 1995. Since December 1991, Mr. Pierce has also served as Senior Vice President of MFI.

Director - Richard J. Huber
---------------------------

Mr. Huber has been a member of our Board of Directors since September 1997. Mr. Huber has also owned and operated Richard J. Huber CPA, an accounting firm located in Harrisburg, Pennsylvania, since January 1984.

Vice President - Pat Knotts
---------------------------

Mr. Knotts has been our Vice President since September 1997. Mr. Knotts also has been Senior Vice President of MFI since October 1996. Between January 1992 and October 1996, Mr. Knotts served as Executive Vice President of Operations for MFI's affiliates Original Cookie Company and Hot Sam Franchise Development Corporation.

Secretary - Michael R. Ward
---------------------------

Mr. Ward has been our Secretary since September 1997. Mr. Ward has been Vice President of Administration for MFOCI since September 1996. Between 1991 and 1996, Mr. Ward oversaw the Legal Department and Human Resources Department for MFI. He is admitted to practice law in the State of Utah.

Vice President of Franchising - Scott Moffitt
---------------------------------------------

Mr. Moffitt has been our Vice President of Franchising since April 1998. Mr. Moffitt also has been Vice President of Franchising of MFOCI since April 1998. Between July 1997 to March 1998, Mr. Moffitt was Vice President of Franchise Development of Lee's Franchise Services, Inc. in Nashville, Tennessee. From January 1994 to July 1997, he was the Vice President of Franchising for the Grandy's Division in Lewisville, Texas. Mr. Moffitt served as the Director of Franchise Sales for Pizza Inc., located in Dallas, Texas, from February 1990 to January 1994. From June 1988 to February 1990, he was a Franchise Operations Consultant for USACAFES, L.P. (Bonanza Restaurants) in Dallas, Texas. Mr. Moffitt also served as the Southwest Regional Training Manager for Sbarro's, Inc., located in Dallas, Texas, from March 1988 to June 1998; and the General Manager for Training and Support of El Chico Corporation, located in Dallas, Texas, from 1984 to March 1988.

Franchise/License Training Director:  Monnie L. Hughes
------------------------------------------------------

Ms. Hughes has been our National Director of Franchise and License Training since July 1997. She has also held the same position with MFOCI since September 1996 and MFDC since November 1995. Between 1983 and November 1995, Ms. Hughes served as Training Center Manager for Jack-in-the-Box Restaurants in the Bay Area, California.

     Our Area Developers are as follows:

Area Developer  -  South Carolina:  Pretzel Time of South Carolina, Inc.
------------------------------------------------------------------------

     President:  Edward DiNatale
     ---------------------------

     Mr. DiNatale is the President of Pretzel Time of South Carolina, Inc. which is a franchisee and Area Developer for South Carolina. Since 1987, Mr. DiNatale acted as President of True Value V & S Variety Store, a Trenton, New Jersey based retail store. He also serves as President of All Fathers Candys Company, a Trenton, New Jersey based Easter candy manufacturer since 1989.

Area Developer - Southern New York, New Jersey, Rhode Island and Connecticut:
------------------------------------------------------------------------------
Pretzel Time of New York, Inc.
------------------------------

     President:  Alan Fleisher
     -------------------------

     Mr. Fleisher is the area developer for the southern part of the state of New York, New Jersey, Rhode Island and Connecticut and also is a franchisee. From 1989 to 1992, Mr. Fleisher was President of Professional Laundry Systems, Inc. a New York based distributor of coin-operated laundry equipment. Mr. Fleisher was on the Board of Directors of Pretzel Time from 1993 until May of 1996.

Area Developer - Ohio, Northern New York, and Western Pennsylvania:  Kal
------------------------------------------------------------------------
Enterprises
------------

     Co-Chairman:  Alan Gick
     -----------------------

Mr. Gick has been self-employed as co-chairman of Kal Enterprises, Inc. of Fairview, Pennsylvania since September of 1988. Kal Enterprises owns and operates several retail food shops including Orange Julius, Dairy Queen and Karmelkorn. Since March of 1993 the company is also area developer for the above Pretzel Time territory.

Area Developer - Alaska, Arizona, California, Hawaii, Idaho, Illinois, Indiana,
-------------------------------------------------------------------------------
Iowa, Michigan, Minnesota, Montana, Nebraska, Nevada, North Dakota, Oregon,
---------------------------------------------------------------------------
South Dakota, Utah, Virginia, Washington, West Virginia, Wisconsin,  the
------------------------------------------------------------------------
Provinces of Alberta, British Columbia, Manitoba, Saskatchewan, Canada and
--------------------------------------------------------------------------
Mexico:  MFOCI
--------------

     Vice President of Administration:  Michael R. Ward
     --------------------------------------------------

Mr. Ward is the Vice President of Administration of MFOCI. See Items 1 and 2 above for more information on Mr. Ward and MFOCI.

Area Developer  -  Kansas and Missouri:  Mid Continent Enterprises, Inc.
------------------------------------------------------------------------

     President:  Bernard W. Mazzoni
     ------------------------------

Mr. Mazzoni has been president of Mid Continent Enterprises, Inc. since June 1992, which is a franchisee of Pretzel Time. From February 14, 1990, through July 31, 1992, he was the division controller of Clarostat Manufacturing, Inc. in Dover, New Hampshire. From 1982 through 1990, Mr. Mazzoni was controller of Ericsson Wire and Cable, Inc., in Richardson, Texas.

Area Developer - North Carolina:  Pretzel Time of North Carolina, Inc.
----------------------------------------------------------------------

     President:  Stuart Miller
     -------------------------

Mr. Miller is the President of Pretzel Time of North Carolina, Inc. which has been a franchisee and Pretzel Time Area Developer for North Carolina since July 1993. From July 1987 until September 1993, Mr. Miller held the position of General Manager of Auto Lighting for General Electric in Cleveland, Ohio. This $100 million North American business focused on the retail and aftermarket channels of the automotive lighting industry. Mr. Miller managed all marketing, strategic planning, market research, advertising, promotion, and sales and production oversight.

Area Developer - Maryland:  Pretzel Time of Maryland, Inc.
----------------------------------------------------------

     President:  Sheri Ritz
     ----------------------

Mrs. Ritz is the President of Pretzel Time of Maryland, Inc. which has been a franchisee and area developer for the state of Maryland since November 1992. Previous to Pretzel Time of Maryland, Inc., Mrs. Ritz was the Marketing Director for a solar manufacturing company in Princeton, New Jersey.

Area Developer - Georgia with the exception of the Savannah area: Peachtree
---------------------------------------------------------------------------
Pretzel Time, Inc.
------------------

     Secretary:  Francis X.I. Purcell
     --------------------------------

Since January 1994, Mr. Purcell has been Secretary of Peachtree Pretzel Time, Inc. which holds the area developer rights for the above territory. From July 1991 to December 1993, Mr. Purcell was president of Pretzel Time, Inc. Prior to that Mr. Purcell worked for Pizza Hut, Inc. as district manager from December 1989 to March 1991.

Area Developer - Alabama, Florida and the Savannah, Georgia area:  Sunshine
---------------------------------------------------------------------------
Pretzel Time, Inc.
------------------

     President:  Francis X.I. Purcell
     --------------------------------

Since January 1994, Mr. Purcell has been President of Sunshine Pretzel Time, Inc. which holds the area developer rights for the above territory. Mr. Purcell's full biography can be found above.

Area Developer - Massachusetts, Maine, Vermont, New Hampshire and the
---------------------------------------------------------------------
Dallas/Forth Worth, Texas area:  New England Concepts, Inc.
-----------------------------------------------------------

     President:  Bill Smith
     ----------------------

Since September 1997, Mr. Smith has been President of New England Concepts, Inc. which holds the area developer rights for the above territory.

                              ITEM 3.  LITIGATION

State of Maryland  v.  Pretzel Time, Inc.  (Before the Office of the Attorney
-----------------------------------------
General of Maryland File Number FR930900) On December 11, 1992, the Maryland Division of Securities notified us that we had offered or sold franchises in Maryland in violation of Maryland franchise law without being registered under Maryland franchise law. On February 6, 1995, we entered into a consent agreement and, although we were not required to pay a fine, we offered 2 franchisees rescission rights under Maryland franchise law.

State of New York  v.  Pretzel Time, Inc. (Supreme Court of the State of New
-----------------------------------------
York, June 17, 1993, Index Number 404832/93). Between April 13, 1992 and March 19, 1993, we sold 4 franchises in violation of New York franchise law for selling franchises without being registered under New York franchise law. We entered into a consent judgment and paid a fine of $8,000.

Schroeter, et al  v. Pretzel Time of Independence, Inc. et al.  (Superior Court
--------------------------------------------------------------
Civil Action No. 95-1394D in the Commonwealth of Massachusetts). On March 13, 1995, Robert A. Schroeter, Gina Schroeter, Tulio Cabrera and Josephine Cabrera, filed suit against Pretzel Time of Independence, Inc., Patricia Krukoff, Steven Krukoff, Andrew Economopoulas, A.S.A.P. Construction, Bay Bank Boston, N.A., P.S. Pretzel Time of Watertown, Inc., Pretzel Time of New England, and us. To the best of our knowledge, the plaintiffs were shareholders in a corporation that they alleged was a Pretzel Time franchisee at Independence Mall in Kingston, Massachusetts. The plaintiffs claimed to have lost $50,000 based upon the alleged fraudulent misrepresentations, unjust enrichment, wrongful termination, unfair and deceptive trade practices of various parties, including us. We were sued on an agency theory (plaintiffs contended that we were liable for the acts of our former Massachusetts "area developer" because that person was allegedly our "agent" in name, but we denied any liability and had Massachusetts counsel file pleadings to answer plaintiffs' allegations). The matter was settled for $20,000. After the settlement, plaintiffs have admitted that we were not liable for any damages.

     Other than these 3 actions, no litigation must be disclosed in this Offering Circular.

                              ITEM 4.  BANKRUPTCY

     Larry Hodges, our President and Chief Executive Officer, was president and chief executive officer of Food Barn Stores, Inc., a grocery store chain, from January, 1992 to March, 1994. On January 5, 1993, Food Barn Stores, Inc., located at 624 Westport Road, Kansas City, Missouri 64111, filed a chapter 11 bankruptcy case. The case is still pending, although confirmation of a plan of reorganization has been accepted. Mr. Hodges was hired by Food Barn Stores, Inc., as part of a major "turnaround" effort, at a time when Food Barn Stores, Inc. was insolvent. As part of the turnaround effort, the chapter 11 bankruptcy case was filed with the concurrence of Mr. Hodges, shortly after he was named president. Food Barn Stores, Inc. is not affiliated in any way with us. (U.S. Bankruptcy Court for the Western District of Missouri, Kansas City, In re Food
                                                                    ----------
Barn Stores, Inc., Case No. 93-40012-2-11).
-----------------

     Coy-Kramer Excavating, Inc. and its related entities, Fran-Con Equipment, Inc., and Mar-Tie Construction Corp., Pennsylvania-based corporations with principal places of business at 2843 Walnut Street, Harrisburg, Pennsylvania, filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (Fran-Con Equipment, Inc., United States Bankruptcy Court for the Middle
 ------------------------
District of Pennsylvania No. 1-89-01163;  In re Mar-Tie Construction Corp.,
                                          --------------------------------
United States Bankruptcy Court for the Middle District of Pennsylvania No. 1-89-01162; In re Coy-Kramer Excavating, Inc., United States Bankruptcy Court for
        ---------------------------------
the Middle District of Pennsylvania, Case No. 1-89-01161) on December 31, 1989. Martin E. Lisiewski, a Director of Pretzel Time, was the Chief Operating Officer of Coy-Kramer Excavating, Inc. and President of Fran-Con Equipment, Inc. and Mar-Tie Construction Corp. at the time of the bankruptcy petition. The cases were consolidated. During the pendency of the Chapter 11 reorganization, on December 29, 1989 the three companies were merged into one entity, Weststar Construction, Inc., of which Martin E. Lisiewski was named as secretary/treasurer. The case was converted to Chapter 7 of the U.S. Bankruptcy Code on January 18, 1991 for failure to pay state taxes. On February 8, 1994, the case was closed. Mr. Lisiewski has had no involvement with Weststar Construction since the case's conversion to Chapter 7. Pretzel Time has no affiliation with Coy-Kramer Excavating, Inc., Fran-Con Equipment, Inc., Mar-Tie Construction Corp. and Weststar Construction, Inc.

     Other than these 2 actions, no person previously identified in Item 1 or
Item 2 of this Offering Circular has been involved as a debtor in proceedings required to be disclosed in this Item.

                        ITEM 5.  INITIAL FRANCHISE FEE

Initial Franchise Fee.
---------------------
Pretzel Time Store:
------------------

     You must pay an initial franchise fee of $25,000 when you sign a Franchise Agreement for a Pretzel Time Store. However, if you operate your Store in either a cart or kiosk format, you must pay an initial franchise fee of $15,000. The initial franchise fee represents payment to us for the right to use the Pretzel Time Trademarks and the Pretzel Time System in the development and operation of your Store. The initial franchise fee also covers the cost of goods and services that we and our Affiliates may provide to you before your Store opens, such as site evaluation and approval, prototypical plans, grand opening marketing materials and training. You must pay the initial franchise fee in a lump sum upon execution of the Franchise Agreement. As explained in
Item 6 of this Offering Circular, we may require you to pay an initial franchise fee upon grant of a successor franchise; however, that fee will not exceed 50% of the initial franchise fee then being charged to new franchisees.

     If an Area Developer has the rights to the Territory in which your Store is located, we are contractually obligated, pursuant to the applicable Development Agreement, to pay the Area Developer 25% of the initial franchise fee you pay to us. This payment is to reimburse the Area Developer for its expense in providing certain services to you, as further described in Item 11 of this Offering Circular. See Items 1 and 2, and Schedule 7 of this Offering Circular for a further description of our Area Developers.

TCBY Concept:
------------

     We do not directly charge you an initial franchise fee if you are granted the right to add the TCBY Concept to the Premises of your Store, however, you must pay a $1,000 fee to us, which we in turn pay to TCBY. A current franchisee may add the TCBY Concept to the Premises of its existing Pretzel Time Store; provided the existing franchisee receives the approval of TCBY and us, pays the $1,000 fee as described above, and signs our current form of Pretzel Time Franchise Agreement, with a Yogurt Addendum, and a general release in a form acceptable to us.

Other Fees:
----------

     If you or your initial store manager do not satisfactorily complete the initial training program, we will refund the initial franchise fee less all reasonable expenses incurred by us in preparing the Franchise Agreement and all related agreements, the grant of the Franchise, site selection and approval, and any other services performed by us in establishing and developing your Store. However, the total refund will not exceed 50% of the initial franchise fee. We will make the refund to you upon execution by you of all releases, waivers and other agreements necessary to terminate the relationship between you and us. We do not offer refunds of the initial franchise fee under any other circumstances.

     If you are interested in acquiring a Franchise, you must complete an application and sign a reservation letter in the form of Exhibit C to this Offering Circular. At the time you sign the reservation letter and submit the application to us, you must pay us a reservation fee of $1000. If you acquire the Franchise, we will apply the $1000 to payments due from you upon execution of the Franchise Agreement. However, if after we complete a credit check and a background check you do not qualify for a Franchise, or if you fail to complete our training program to our satisfaction, we will refund the $1000. Otherwise, we will not refund this fee.

     Under certain circumstances, we or one of our Affiliates may sublease the premises for your Store to you (a "Sublease"). If this occurs, you may be required to pay a security deposit to us or our Affiliate at the time you execute the Sublease. This security deposit and the conditions under which it may be refundable are explained in Note 8 under Item 6 of this Offering Circular.

     If you are developing a new Pretzel Time Store, you must conduct a grand opening advertising and promotion program for at least 7 days, beginning within 30 days after opening of your Store. You also agree to spend at least $2,500 for the grand opening of your Store.

                              ITEM 6.  OTHER FEES

Pretzel Time Store:
------------------

---------------------------------------------------------------------------------------------------------
Name of Fee                  Amount                             Due Date
-----------                  ------                             --------
---------------------------------------------------------------------------------------------------------
a.  Continuing fees          7% of monthly Gross Revenues       Payable weekly on or before the close
                             (Note 1)                           of business on Wednesday of each week
                                                                for the immediately preceding week.
                                                                (Note 2)
---------------------------------------------------------------------------------------------------------
b.  Marketing fees           1% to 3% of Gross Revenues         Same as continuing fees
                             (Note 3)                           (Note 2)
---------------------------------------------------------------------------------------------------------
c.  Lease - required         Will vary under circumstances      When due
    advertising fees         (Note 4)
    (Note 4)
---------------------------------------------------------------------------------------------------------
d.  Surcharge on product     Will vary under circumstances      Upon date of invoice
    (Note 5)                 (Note 5)
---------------------------------------------------------------------------------------------------------
e.  Training fee             See Note 6                         See Note 6
    (Note 6)
---------------------------------------------------------------------------------------------------------
f.  Refresher training       See Note 7                         See Note 7
    (Note 7)
---------------------------------------------------------------------------------------------------------
g.  Sublease                 See Note 8                         Monthly
    (Note 8)                                                    (Note 8)
---------------------------------------------------------------------------------------------------------
h.  Special assistance       See Note 9                         See Note 9
    (Note 9)
---------------------------------------------------------------------------------------------------------
i.  Late payments            $100 for each delinquent           When the delinquent payment is
                             payment.                           made
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Name of Fee                     Amount                                  Due Date
-----------                     ------                                  --------
---------------------------------------------------------------------------------------------------------
j.  Interest expenses           Will vary under circumstances           When due
    (Note 10)
---------------------------------------------------------------------------------------------------------
k.  Audit                       Cost of financial audit plus            15 days after receipt of audit or
                                interest at 1.5% per month or the       inspection report
                                highest legal rate on any
                                underpayment
                                (Note 11)
---------------------------------------------------------------------------------------------------------
l.  Operations Manuals          See Note 12                             Upon receipt of duplicate copy
    duplicate
    (Note 12)
---------------------------------------------------------------------------------------------------------
m.  Transfer fee                $6,250 or the current transfer          Payable upon a Transfer
    (Note 13)                   fee, whichever is greater.
---------------------------------------------------------------------------------------------------------
n.  Advertising,                Will vary under                         When the materials are ordered
    marketing and               the circumstances                       and/or delivered
    promotional                 (Note 14)                               (Note 14)
    materials
---------------------------------------------------------------------------------------------------------
o.  Interim management          10% of Gross Revenues                   At end of management period
    fees
    (Note 15)
---------------------------------------------------------------------------------------------------------
p.  UCC filing fees             As set by state law; varies from        Upon execution of the Franchise
    (Note 16)                   state to state                          Agreement and at the times UCC
                                                                        continuation statements are filed
---------------------------------------------------------------------------------------------------------
q.  Costs and attorneys'        Will vary under circumstances           Upon occurrence
    fees, and                   (Note 17)
    indemnification
---------------------------------------------------------------------------------------------------------
r.  Successor franchise         Will vary under circumstances           At times provided in successor
    agreement                   (Note 18)                               franchise agreement
---------------------------------------------------------------------------------------------------------
s.  Insurance                   Will vary under circumstances           Upon demand by us
    reimbursement               (Note 19)
    (Note 19)
---------------------------------------------------------------------------------------------------------
t.  Public or private           $7,500 or current fee, whichever        Prior to work being commenced
    offering                    is greater
    (Note 20)                   (Note 20)
---------------------------------------------------------------------------------------------------------

General Comments:

     You must pay these fees to us except as explained in Notes 4, 5, 8 and 17 below. These fees are non-refundable. If we do not actually receive your payments on the due date, they will be deemed delinquent.

     You must pay all continuing fees, marketing fees, rental payments and other amounts owed to us or our Affiliates by pre-authorized electronic bank transfer from your general account. You must execute and complete the Authorization Agreement form attached to the Franchise Agreement as Appendix A or any other documentation we require from time to time to permit the electronic transfer. The pre-authorized electronic bank transfer requirements are further described in Section 6.4 of the Franchise Agreement and Appendix A to the Franchise Agreement.

     During the course of developing and operating your Store, you will also be required to purchase various items from designated and approved suppliers or in accordance with our standards and specifications. See Item 8 of this Offering Circular for an explanation of these requirements.

Specific Notes:

     1. See Schedule 1 to this Offering Circular for a definition of Gross Revenues.

     2. The continuing fee and marketing fee are payable weekly on or before the close of business on Wednesday of each week for the immediately preceding week. As described in the General Comments above, these fees must be paid to us by electronic bank transfer from your general account.

     3. The marketing fee for 1998 is 1% of Gross Revenues. Thereafter, we will notify you annually of the exact percentage you must pay as a marketing fee, except for any year in which the percentage is to remain unchanged from the preceding year. See Item 11 of this Offering Circular for more information on marketing.

     4. In addition to the marketing fee described in Note 3 above, you must pay all advertising fees required by your lease and/or sublease and comply with all advertising requirements of your lease or sublease. If you are a sublessee of us or one of our Affiliates, you must pay to us any amounts in addition to the marketing fee necessary to meet all lease requirements. See Item 11 of this Offering Circular for more information on marketing.

     5. The surcharge will vary. The surcharge is payable to the designated distributor from whom Pretzel Time franchisees purchase flour or frozen dough products when payment for these item is due. We may supply some of our own flour and frozen dough to certain franchisees of Pretzel Time Stores and other food service distribution points.

     6. We provide training for you (or one of your principal owners) and the initial store manager (if different from you or your principal owner) free of charge. You must pay a $300 fee to us for each additional person that attends our training. This fee is due to us 10 days before the beginning of training. In addition to any training fees, you are responsible for all travel and living expenses for your trainees. Travel and living expenses are described in Item 7 of this Offering Circular.

     7. We may require you and/or previously trained and experienced managers and employees to attend periodic refresher courses at the times and locations we designate. You will be required to pay the fees that we are then charging for these refresher courses.

     8. If you sublease the premises to be used as your Store from us, you must execute our standard Sublease Agreement in the form attached to this Offering Circular as Exhibit D. If you are an Entity, we may require each of your Entity Owners to execute a Guaranty of Agreement in the form attached to this Offering Circular as Exhibit B. The rent and other amounts due under the Sublease will be the same as the rent and other amounts due from the tenant under our lease (the "Master Lease") of the premises from the landlord. The rent due will vary with the location of the premises. Typically, monthly rental payments will be based on factors such as the current market value of similar properties and the perceived market value of your Store based upon its location and traffic patterns, sales volumes, and so forth. You must pay the monthly rent under the Sublease to us, and we will then pay the rent to the landlord under the Master Lease. However, you must make the payments to us at least 30 days in advance of the date the payments are due under the Master Lease (10 days in advance, for percentage rental payments). As described in the General Comments above, rental payments must be paid to us by electronic bank transfer from your general account. Rental payments are typically non-refundable. Depending on our evaluation of your credit-worthiness, we may require you to pay a security deposit (typically, the equivalent of one month's rent) under the Sublease. Upon termination of the Sublease, we will refund the security deposit to you if you have fulfilled all of your obligations under the Sublease.

     9. We make no charge for the operating assistance and guidance we customarily provide to all of our franchisees. However, if we offer special assistance programs, you must pay the daily fees and charges that we establish for those programs.

     10. You must pay all business debts, liens and taxes promptly when due. If you fail to do so, we may, but need not, pay the same and then be entitled to immediate reimbursement from you. Unpaid debts owed to us bear interest from the due date until paid at the lesser of 1.5% per month or the maximum contract rate permitted by the law of the state in which your Store is located.

     11. You must pay the costs of the audit or inspection only if you fail to furnish us with reports, financial statements, tax returns or schedules, or if the audit results show an understatement of Gross Revenues of more than 2% or if the need for an audit was a result of your default under the Franchise Agreement in failing to provide records and reports in a timely manner.

     12. We loan you one copy of the Operations Manuals free of charge. If you lose your copy of the Operations Manuals, you must obtain a replacement copy from us at our then current charge for replacement copies.

     13. We will not charge a transfer fee if the Transfer is between Entity Owners or to an Entity Owner's wholly-owned corporation.

     14. As further described in Item 11 of this Offering Circular, from time to time, we may provide you with copies of advertising, marketing and promotional formats and materials for use in your Store, which we or our advertising agencies have prepared. You are only required to pay the shipping and handling costs for these items. We may also offer you the option of purchasing other advertising, marketing and promotional formats and materials prepared by us or our advertising agencies that are suitable for use at local Pretzel Time Stores. If you elect to purchase such items from us, we will provide them to you at our cost plus a reasonable mark-up and any shipping, handling and storage charges. Finally, we may develop and market special mandatory promotional items for Pretzel Time Stores. You may be required to maintain a representative inventory of these promotional items to meet public demand. We will make these items available to you at our cost plus a reasonable mark-up and any shipping, handling and storage charges.

     15. If we elect to manage your Store pending our purchase of that store, as permitted by Section 14.5(e) of the Franchise Agreement, we have the right to charge a management fee of 10% of the Gross Revenues of that store during the period of management.

     16. Article 16 of the Franchise Agreement grants us a security interest in the collateral described in that Section. Upon execution of the Franchise Agreement, you must execute the necessary Uniform Commercial Code financing statements and reimburse us for the costs of filing those statements with the appropriate government agencies. You must also execute continuation statements when required by law and reimburse us for the costs of filing those continuation statements.

     17. If we or our Affiliates prevail in any arbitration proceeding or litigation against you, you must pay the costs and attorneys' fees incurred. You and each of your Entity Owners also have certain indemnification obligations to us and our Affiliates, as referenced in Item 9 of this Offering Circular.

     18. If you accept an offer for a successor franchise agreement as provided in Section 13.5 of the Franchise Agreement, you must pay the fees specified in the form of Franchise Agreement in use at the time the successor agreement is granted. Those fees may differ from the fees provided in the current version of Franchise Agreement and may include the requirement that you pay a new initial franchise fee. However, we will not charge a new franchise fee exceeding 50% of the initial franchise fee then being charged to new franchisees.

     19. If you fail to maintain in effect any insurance required by us or to furnish to us satisfactory evidence of such coverage, we may, but need not, obtain insurance coverage for you on your behalf. You must then immediately reimburse us for our costs and the cost of the insurance, and sign any related documentation required by us.

     20. If you attempt to raise or secure funds by the sale of securities, you are obligated to pay to us our current fee to cover the expenses we incur in connection with reviewing any information regarding us or the Pretzel Time System that is included in the offering or the proposed offering.

TCBY Concept:
------------

     If you are granted the right to add the TCBY Concept to the Premises of a new or existing Pretzel Time Store, you will incur the following fees and payments in addition to those contained in the preceding chart. The continuing fee described above is applicable to the Gross Revenues for the sale of TCBY Yogurt Products from the Premises of your Store, although you are only required to pay a continuing fee of 4% for such sales. The marketing fee described above is also applicable to the Gross Revenues for the sale of TCBY Yogurt Products from the Premises of your Store. All marketing fees we collect, however, will be used for advertising and marketing programs for the Pretzel Time System, and not the TCBY System. In addition to the marketing fee, you may be required to contribute up to 3% of your Gross Revenues each year to a regional or local advertising cooperative created by TCBY and/or its franchisees for TCBY Stores. As of the date of this Offering Circular, you are not required to contribute to any advertising cooperative. See Item 11 of this Offering Circular for more information on marketing.

     You must pay a surcharge on your purchases of frozen yogurt mix to TCBY or its affiliates. Surcharges for frozen yogurt mix currently are determined by location of your Store within a specific product distribution area. TCBY reserves the right to establish a range for frozen yogurt mix surcharges. Currently the range for the surcharge is $4.94 to $5.29 per 576 net weight ounce case of frozen yogurt mix. This surcharge is subject to change. The surcharge is currently payable to the designated distributor from whom you buy your frozen yogurt mix.

     We or TCBY will furnish the initial TCBY training program to you (or one of your principal owners) and to the initial store manager (if different from you or your principal owner) free of charge. We or TCBY may charge a fee for the training for subsequent managers, which you will be required to pay at least 10 days prior to beginning of training. In addition to any training fees, you are responsible for all travel and living expenses for your trainees. Travel and living expenses are described in Item 7 of this Offering Circular. We may also require you and/or previously trained and experienced managers and employees to attend periodic refresher courses at the times and locations we designate. You will be required to pay the fees that we or TCBY are then charging for these refresher courses. We or TCBY will loan you one copy of the TCBY Operations Manual free of charge. If you lose your copy of the TCBY Operations Manual, you must obtain a replacement copy from us or TCBY at TCBY's then current charge for replacement copies.

                          ITEM 7.  INITIAL INVESTMENT

Pretzel Time Store:
------------------

                                                                                                                To Whom Payment
    Description            Amount                      Method of Payment           When Due                     Is to Be Made
    -----------            ------                      -----------------           --------                     -----------------
a.  Reservation fee        $1,000                      Lump sum                    Upon signing reservation      Us
    (Note 1)               (Note 1)                                                letter

b.  Initial franchise fee  $25,000; or $15,000 for a   Lump sum                    Upon signing Franchise        Us
    (Note 2)               Store operated in the cart                              Agreement
                           or kiosk format
                           (Note 2)

c.  Travel and living      $1,500 - $3,000             Lump sum, as incurred       As incurred during training   Airlines, hotels,
    expenses while                                                                                               and restaurants
    training
    (Note 3)

d.  Real estate lease      Note 4                      Note 4                      Note 4                        Note 4

e.  Improvements and       $75,000 - $175,000          As agreed with the          As incurred                   Various independent
    equipment                                          contractors and suppliers                                 contractors and
    (Note 5)                                           providing labor, materials                                suppliers
                                                       or equipment

f.  Opening product and    $1,000 - $5,000             As agreed with suppliers    As incurred                   Suppliers
    soft goods inventory
    (Note 6)

g.  Grand opening          $2,500                      Lump sum                    As incurred                   Us, and various
    promotion              (Note 7)                                                                              vendors and
                                                                                                                 suppliers
                                                                                                                 (Note 9)

h.  Security deposits,     $1,000 - $5,000             Lump sum                    Before opening                Landlord, utility
    utility deposits,                                                                                            companies,
    business licenses, and                                                                                       government agencies
    other deposits and
    prepaid expenses
    (Note 8)

                                                                                                                     To Whom Payment
Description                            Amount                Method of Payment            When Due                    Is to Be Made
-----------                            ------                -----------------            --------                    -------------
i.  Professional fees                  $500 - $1,500         Lump sum                     As incurred                  Attorneys,
    (Note 9)                                                                                                           accountants,
                                                                                                                       and other
                                                                                                                       consultants

j.  Insurance (3 months)               $2,500 - $3,500       Lump sum or installments,    Before or upon execution of  Insurance
    (Note 10)                                                as determined by insurance   Franchise Agreement          carriers
                                                             carriers

k.  Computer hardware and              $0 - $3,500           Lump sum                     As incurred, if we require   Various
    software                                                                              you to purchase computer     vendors and
    (Note 11)                                                                             hardware and software        suppliers

l.  Additional funds                   $8,000 - $12,000      Lump sum, as incurred        As incurred                  Employees,
    (3 months)                                                                                                            suppliers,
    (Note 12)                                                                                                          utilities
                                                                                                                       and other
                                                                                                                       vendors

Total: $117,000 - $236,000

NOTE: The above total assumes you are not operating in a cart or kiosk format and does not include real estate lease costs.

General Comments:

     We have based the estimates provided in the chart above upon our past experience in establishing and operating Pretzel Time Stores; however, we do not guarantee that your costs will not be higher than set forth above. You should review these figures carefully with a business advisor before making any decision to purchase the Franchise.

     All payments you make to us or our Affiliates are non-refundable unless otherwise stated. Payments you make to parties other than us or our Affiliates may be refundable at the option of the other party. Because we do not know who these third parties are, we cannot state when or if payments made to these third parties will be refundable. Financing is not available for the initial franchise fee and we do not offer any other financing, directly or indirectly.

     The estimates in the above chart do not include continuing fees or marketing fees payable to us during the operation of your Store since these fees are payable out of the Gross Revenues of your Store. See the information in
Item 6 for an explanation of the continuing fees and marketing fees.

Specific Notes:

  1. If you acquire a Franchise, we will apply the $1,000 reservation fee to payments due from you upon execution of the Franchise Agreement.

  2. See Item 5 of this Offering Circular for the conditions when a portion of the initial franchise fee may be refundable. As further described in Item 5 of this Offering Circular, we may be contractually obligated to pay 25% of the initial franchise fee you pay to us to an Area Developer.

  3. You are responsible for paying any incidental expenses that you and your manager and any other trainees incur while attending our initial training program, including car rental, gas, airline tickets, meals, hotel room, entertainment, and salaries.

  4. If you do not currently own adequate space, you must lease the space for your Store. Typical locations are in shopping malls and strip shopping centers. The average Pretzel Time Store requires between 400 to 800 square feet of space. We cannot estimate the amount of your monthly rental payments, since rental amounts vary greatly from site to site and are affected by a number of factors, including location, size, visibility, accessibility, and competitive market conditions. In addition to rental payments, your lease may obligate you to make other payments to the landlord, such as payments for shopping center or building operating expenses, common area maintenance expenses, food court expenses, merchants' association assessments, assessment for shopping center promotion and advertising, and the like. Your lease may also require you to spend a certain amount on advertising and promotion for your particular store. Again, because these payments vary widely from lease to lease, we cannot estimate the amount you may be required to pay for these or other similar items. You will make rental payments to the landlord, unless you sublease the premises from us. In that case, you will make rental payments to us, as explained in Note 8, under
Item 6 of this Offering Circular.

  5. These estimates include construction costs (labor and material) for typical tenant improvements and remodeling necessary to prepare a site for operation of a Pretzel Time Store, as well as the estimated costs for necessary trade fixtures, such as display cases, menu board and signage, counters and work tables, and equipment, such as ovens, refrigerators, beverage dispensers, small wares and cash registers. The estimates also include construction management costs, general conditions, builders risk/liability insurance and financing costs. If you develop a new store, you must also employ and pay an architect or engineer to prepare a site plan and other construction documents. Although we will provide you with prototypical plans and specifications at no additional cost to you, you must pay an architect or engineer to adapt these plans and specifications to city, state and local building codes and to the specific site chosen for your Store. These estimates do not include lease costs. Your actual construction costs will depend on numerous factors, such as the condition of the premises, duration of the building process (delays), union labor requirements, contractors' fees, signage, availability of materials and equipment, interest rates, and the insurance coverage you choose.

     6. This estimate includes supplies, opening inventory, accounting forms and systems, soft goods, such as napkins, cups, and other paper goods, utensils, packaging materials, and other items required to operate under the Pretzel Time System. The costs will vary depending upon your inventory levels and storage space.

     7. If you are opening a newly developed Pretzel Time Store, you are required to spend at least $2,500 on a grand opening promotional program, as explained in more detail in Item 5 of this Offering Circular.

     8. You may be required to pay a security deposit under your real estate lease and other deposits for utilities and insurance premiums. Lease security deposits are typically due upon signing the lease and are typically refundable if you do not default on your lease. Your lease may also require you to pay the last month's rent in advance. Deposits for utility services are typically required at the time the service is applied for, and may or may not be refundable. You must confirm all of the specific deposits required. The amount for licenses and permits can vary significantly in different areas, and you should verify specific amounts with local authorities.

     9. You may find it necessary to retain an attorney to review the real estate lease or sublease, the franchise documents, or to assist in forming a corporation, partnership, or limited liability company. You may also retain an accountant for advice in establishing and operating your franchise business and filing necessary tax forms and returns.

    10. We require you to obtain and keep in force the following insurance coverages, with us named as an additional insured on each policy:

         (a)  Casualty Insurance.  Casualty insurance for all of your goods,
              ------------------
     fixtures, furniture, equipment, and other personal property located on your Store premises providing insurance to the extent of 100% of the full replacement cost against loss or damage from fire and other risks normally insured against in extended risk coverage.

         (b)  Liability Insurance.  Liability insurance, insuring against all
              -------------------
     liability resulting from damage, injury, or death occurring to persons or property in or about your Store premises (including products liability insurance), the liability under this insurance to be at least $1,000,000 for one person injured, $1,000,000 for any one accident, and $1,000,000 for property damage.

         (c)  Other Insurance Policies.  Any additional insurance policies that
              ------------------------
     a prudent franchisee in your position would maintain or as we may reasonably require

You must also maintain and keep in force all workers' compensation insurance on your employees that is required under the applicable workers' compensation laws of the state in which your Store is located. Your real estate lease may also impose requirements for insurance coverage in addition to the requirements that we impose. The chart contains the estimated cost of required insurance coverage for a three month start-up period; however, the cost of insurance varies, depending upon the insurance company you select, lease requirements, variances in the cost of insurance from city to city and state to state, and other factors. Whether or not amounts paid for insurance premiums are refundable will be determined by individual insurance carriers and the terms of the insurance policies.

  11. As of the date of this Offering Circular, we do not require you to use any computer hardware or software in the operation of your Store and, therefore, your initial investment for this item may be $0. If we do, however, require you in the future to purchase, install and use computer hardware and software which meet our specifications and standards, we estimate that you will incur costs of $1,250 to $3,500 or more. See Item 11 of this Offering Circular for more information on our right to require you to purchase, install and use computer hardware and software in the future.

  12. This amount represents the range of your initial start-up expenses over the first 3 months of operation. These figures include estimated payroll costs. However, they do not include the salary for the store manager, on the assumption that you will manage the store. The figures also do not include inventory. These figures are estimates and we cannot guarantee that you will not have additional expenses starting your business. Your costs will depend upon factors such as how well you follow our methods and procedures; your management skill, experience, and business acumen; local economic conditions; the demand for specialty food and snack goods and services in your area; the prevailing wage rates; competition; the time of the year your Store is opened; and the sales level reached during the initial period.

TCBY Concept:
------------

  If you are granted the right to add the TCBY Concept to the Premises of a new or existing Pretzel Time Store, you will incur expenditures separate from and in addition to those described in the chart above. An estimate of these expenditures is summarized in the chart below.

TCBY Concept:
------------

                                                                                                               To Whom Payment
Description                    Amount              Method of Payment             When Due                      Is to Be Made
-----------                    ------              -----------------             --------                      ---------------
a.  TCBY fee                   $1,000              Lump sum                      Upon signing Yogurt Rider      Us
    (Note 1)                    (Note 1)                                                                        (Note 1)

b.  Travel and living          $1,500 - $3,000     Lump sum, as incurred         As incurred during training    Airlines, hotels,
    expenses while training     (Note 2)                                                                        and restaurants

c.  Improvements and           $30,000 - $75,000   As agreed with the            As incurred                    Various independent
    equipment, if adding the                       contractors and suppliers                                    contractors and
    TCBY Concept to a new or                       providing labor, materials,                                  suppliers
    existing Store                                 or equipment
    (Note 3)

d.  Opening product and        $2,000 - $4,000     As agreed with suppliers      As incurred                    Suppliers
    soft goods inventory, if
    adding the TCBY Concept
    to a new or existing Store
    (Note 4)

e.  Additional funds         $5,000 - $10,000      Lump sum, as incurred         As incurred                   Employees, suppliers,
    (3 months)                                                                                                 utilities and other
    (Note 5)                                                                                                   vendors

Total:  If adding the TCBY Concept to a new or existing Pretzel Time Store:  $39,500 - $93,000

NOTE: The above totals assume you are not operating in a cart or kiosk format and do not include real estate lease costs.

General Comments:

     The projected figures in the chart above are an estimate of the initial investment necessary to add the TCBY Concept to the Premises of a new or existing Pretzel Time Store. The estimate is for a Pretzel Time Store of 750 square feet in size. The estimate is based upon our past experience in establishing and operating Pretzel Time Stores; however, we do not guarantee that your costs will not be higher than set forth above. You should review these figures carefully with a business advisor before making any decision to acquire the right to add the TCBY Concept to the Premises of your Store.

     All payments you make to us or our Affiliates are non-refundable unless otherwise stated. Payments you make to parties other than us or our Affiliates may be refundable at the option of the other party. Because we do not know who these third parties are, we cannot state when or if payments made to these third parties will be refundable. Financing is not available for the TCBY fee and we do not offer any other financing, directly or indirectly.

     The estimates in the above chart do not include continuing fees or marketing fees payable to us during the operation of your Store since these fees are payable out of the Gross Revenues of your Store. See the information in
Item 6 for an explanation of the continuing fees and marketing fees.

Specific Notes:

     1. As further described in Item 5 of this Offering Circular, you must pay a $1,000 fee to us, which we in turn pay to TCBY.

     2. You are responsible for paying any incidental expenses that you and your manager and any other trainees incur while attending the TCBY training program, including car rental, gas, airline tickets, meals, hotel room, entertainment, and salaries.

     3. These estimates include construction costs (labor and material) for typical tenant improvements and remodeling necessary to add the TCBY Concept to the Premises of your Store, as well as the estimated costs for necessary equipment, such as yogurt machines and refrigerators, furniture, menu board and signage, small wares and other items. The estimates also include construction management costs, general conditions, builders risk/liability insurance and financing costs. These estimates do not include lease costs. Your actual construction costs will depend on numerous factors, such as the condition of the premises, duration of the building process (delays), union labor requirements, contractors' fees, signage, availability of materials and equipment, interest rates, and the insurance coverage you choose. The cost of these items may also varying as a result of price differences between suppliers.

     4. This estimate includes supplies, opening inventory, soft goods, such as napkins, cups, and other paper goods, utensils, packaging materials and other items required to operate under the TCBY System. The costs will vary depending on shipping distances from suppliers, price differences between suppliers, your inventory levels and storage space.

     5. This amount represents the range of your initial start-up expenses over the first 3 months of operation if you add the TCBY Concept to a new or existing Pretzel Time Store. The figures do not include inventory. These figures are estimates and we cannot guarantee that you will not have additional expenses adding the TCBY Concept to your business. Your costs will depend upon factors such as how well you follow our methods and procedures; your management skill, experience, and business acumen;

local economic conditions; the demand for TCBY Yogurt Products in your area; the prevailing wage rates; competition; and the sales level reached during the initial period.

           ITEM 8.  RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES

Purchases of Pretzel Products and Other Items.
---------------------------------------------
Pretzel Time Products:
---------------------

     You must use only the Products, materials, equipment, smallwares, paper products, and supplies that Pretzel Time requires and has approved for Pretzel Time Units as meeting its specifications and standards for quality, design, appearance, function and performance. You must purchase Products, materials, equipment, smallwares, paper products and supplies from suppliers and distributors designated or approved by Pretzel Time detailed in the Operations Manuals.

     The recipes, formulations, and specifications for all Pretzel Time Products are trade secrets belonging exclusively to us. We may license manufacturers from time to time to manufacture Pretzel Time Premix Flour and other Pretzel Time Products following our secret recipes, formulations, and specifications. You must purchase all of your Pretzel Time Premix Flour from Pretzel Time or a Pretzel Time designated supplier.

     You must buy from Pretzel Time's designated distributor the following: lemonade, fruit punch, condiments, toppings, dips, pretzel ingredients, and vegetable spray. You must buy your carbonated beverages from Coca-Cola USA Fountain. Pretzel Time also specifies certain other brand name Products that you must buy. As to some items, Pretzel Time does not specify the distributor or the supplier. These include: ovens, mixers, ice machines and ice bins/yogurt machines, juice machines, menu boards, cooking paper, humidified cabinets, carts, and refrigeration.

     If you wish to buy from a supplier or distributor not approved by Pretzel Time or purchase materials or supplies not approved by Pretzel Time as meeting its specifications, then you must first submit a written request to Pretzel Time. Pretzel Time may require submission of sufficient information and samples to determine if the materials, supplies, suppliers or distributors meet its specifications.

     Pretzel Time may enter into national purchasing contracts with suppliers of products to be used in the Pretzel Time System on favorable terms. Some suppliers offer promotional allowance programs to promote products sold in Pretzel Time Units. Pretzel Time or its designee coordinates and administers these programs for the Pretzel Time System. You are required to buy from these approved suppliers and Pretzel Time and/or its designees may receive compensation for coordinating the administering the program. Pretzel Time is entitled to all promotional allowances, marketing contributions, rebates, or other consideration paid by these suppliers on account of supplies bought by you and other franchisees by these programs. Amounts received by Pretzel Time or its designees on account of suppliers purchased by you and other Franchisees will not lower marketing fees due from you or other franchisees.

     During 1997, we and our Affiliates recognized approximately $300,000 received from vendors based upon arrangements described above for purchases by us, our Affiliates and franchisees, and/or referrals from us of franchisees to those vendors. This amount represents approximately 8% of our total revenues for 1997.

Location of your Store; Real Estate Lease
-----------------------------------------

     You must locate a site for your Store that is approved by us, and you may not execute a lease for the site until we have given our approval in writing. We approve locations on a case-by-case basis, considering items such as size, appearance, and other physical characteristics of the site, demographic characteristics, traffic patterns, competition from other businesses in the area (including other Pretzel Time Retail Outlets) and other commercial characteristics, such as purchase price, rental obligations and other lease terms. In certain circumstances, you may be able to lease a site from us or one of our Affiliates, but you are not required to sublease premises from us or any of our Affiliates. Rent received under a sublease is passed through to the landlord.

Development of your Store
-------------------------

     You must construct and develop your Store. We will furnish you with prototypical plans and specifications for your Store, including requirements for exterior and interior materials and finishes, dimensions, design, image, interior layout, decor, fixtures, furnishings, equipment, color schemes and signs. You must develop your Store in accordance with these plans and specifications. You must prepare all required construction plans and specifications to suit the shape and dimensions of your site and to insure that the plans and specifications comply with applicable ordinances, building codes and permit requirements and with lease requirements and restrictions. You must submit construction plans and specifications to us for our approval before you begin construction of your Store, and you must submit all revised and "as built" plans and specifications to us during the course of construction.

Fixtures, Furnishings, Equipment and Signs
------------------------------------------

     In developing and operating your Store, you must use only the fixtures, furnishings, equipment (which may in the future include computer hardware and software) and signs that we require and have approved as meeting our specifications and standards for quality, design, appearance, function and performance. You may only display at your Store the signs, emblems, lettering, logos and display materials that we approve in writing. We have the right, at our sole discretion, to install all required signs at the Premises at your expense, although our current practice is to allow you to install the signs. You may purchase these items from any supplier who can satisfy our standards and specifications.

Purchases of TCBY Yogurt Products and Other Items.
-------------------------------------------------

     If you are granted the right to add the TCBY Concept to the Premises of your Pretzel Time Store, your purchases of TCBY Yogurt Products must be made from TCBY, its designees or affiliates. The TCBY brand frozen yogurt line is distinctive as a result of being specially produced from secret formulae and processes. You will prepare and offer for sale from your TCBY Concept TCBY brand soft-serve frozen yogurt, ice cream and frozen desserts, all of which are produced only by an affiliate of TCBY. On purchases of frozen yogurt mix, a surcharge is imposed, as described in Item 6 of this Offering Circular. You must obtain TCBY's approval of your Store plans for the Premises. TCBY's approval will be in its sole discretion. An affiliate of TCBY offers equipment for sale, and you may purchase from that affiliate. You may purchase or lease all other goods, services, fixtures, equipment, inventory, real estate, and other materials required for the operation of your TCBY Concept from any source. Specifications for all inventory items are published in the confidential TCBY Operations Manual. These specifications are formulated and modified from time to time based on TCBY's experience in operating its own TCBY Stores, continuing research and development activities, and franchisee suggestions and comments. In evaluating manufacturers, TCBY looks to the reputation of the manufacturer, the product under consideration, the price of the product and its availability. Neither we nor TCBY negotiate prices for the

TCBY System. Instead, TCBY generally relies on its distributors to obtain optimum pricing. TCBY-owned TCBY Stores buy inventory items at the same prices and on the same terms as do franchisee-owned TCBY Stores. Any volume rebates paid by a manufacturer of any approved inventory item are placed in the TCBY National Advertising Fund, and are not taken into account as income by TCBY and do not otherwise financially benefit TCBY. There are no purchasing or distribution cooperatives in the TCBY System, but TCBY believes that the current distributors adequately serve the needs of franchisees with reference to purchase prices specifically.

Proportion of Designated Purchases
----------------------------------

     The estimated proportion of the required purchases from designated vendors to all purchases by you of goods and services in establishing and operating the franchised business (except for construction and build-out costs) exceeds 90%.

                       ITEM 9.  FRANCHISEE'S OBLIGATIONS

THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AGREEMENT AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

Obligation               Section in Agreement                  Item in Offering Circular
----------               --------------------                  -------------------------

a. Site selection and    Sections 4.1 and 4.2 of the           Items 6, 7, 8, 11 and 12
   acquisition/lease     Franchise Agreement; Paragraphs
                         5(a) and 6 of the Yogurt
                         Addendum; Paragraphs 1, 2 and 5
                         of the Satellite Unit Addendum;
                         also see the Sublease

b. Pre-opening           Sections 4.2, 4.3, 4.4, 4.6, and 7.1  Items 5, 6, 7, and 8
   purchases/leases      of the Franchise Agreement;
                         Paragraphs 7, 11 and 16 of the
                         Yogurt Addendum; Paragraphs 3,
                         4 and 5 of the Satellite Unit
                         Addendum

c. Site development and  Sections 4.3, 4.4, 4.5, 7.1 and 7.8   Items 6, 7 and 11
   other pre-opening     of the Franchise Agreement;
   requirements          Paragraphs 11 and 16 of the
                         Yogurt Addendum; Paragraphs 3,
                         4 and 5 of the Satellite Unit
                         Addendum

d. Initial and on-going  Article 5 of the Franchise            Items 6, 7 and 11
   training              Agreement; Paragraph 12 of the
                         Yogurt Addendum

Obligation                      Section in Agreement                 Item in Offering Circular
----------                      --------------------                 -------------------------
e. Opening                      Sections 4.5 and 4.6 of the          Items 5, 6, 7 and 11
                                Franchise Agreement

f. Fees                         Sections 3.2, 4.6, 5.1, 5.2, 5.3,    Items 5, 6, 7, 11, and 17
                                6.1, 6.2, 6.3, 6.4, 6.5, 8.3, 9.1,
                                9.3, 12.3(f), 12.9, 13.5, 14.2 and
                                16.2 of the Franchise Agreement;
                                Paragraphs 12, 13, 14, 15, 19, 20,
                                27(b) and 35 of the Yogurt
                                Addendum; Exhibit C to the
                                Offering Circular (Reservation
                                Letter); Sections 1.4, 2.5, 4.4,
                                Article 4, Article 5, and Sections
                                12.3, 12.4, and 12.5 of the
                                Sublease; Paragraphs 3, 6, 7 and 8
                                of the Satellite Unit Addendum

g. Compliance with              Article 4, Sections 5.1, 5.2, 7.1,   Items 6, 7, 8, 11, 13, 14, 15, and 16
   standards and                7.2, 7.3, 7.4, 7.5, 8.1, 8.2, 9.2
   policies/operating manual    and Article 10 of the Franchise
                                Agreement; Paragraphs 1, 4, 5, 7,
                                12, 16, 17, 18, 20, 21, 22 and 35
                                of the Yogurt Addendum; Paragraphs
                                3, 4, 5, 6, 7 and 8 of the
                                Satellite Unit Addendum

h. Trademarks and               Article 10 and Sections 12.3(l),     Items 8, 13, 14, and 17
   proprietary information      13.1(d), 14.3 and 14.4 of the
                                Franchise Agreement; Paragraphs 1,
                                4(b), 4(e), 5(e), 21, 22, 25(b),
                                27(c) and 27(d) of the Yogurt
                                Addendum

i. Restrictions on              Sections 2.1, 7.1, 7.3, 9.2, and     Items 1, 8, 14, and 16
   products/services offered    10.7 of the Franchise Agreement;
                                Paragraphs 1, 4(c), 6, 7, 16 and
                                17 of the Yogurt Addendum;
                                Paragraph 1 of the Satellite Unit
                                Addendum

j. Warranty and customer        Sections 4,1, 4.2(d), 5.3, 7.1,      Item 11
   service requirements         7.5, 15.2 and 15.6 of the
                                Franchise Agreement;
                                Acknowledgment Addendum to
                                Franchise Agreement; Paragraphs 1,
                                6, 16, 32 and 34 of the Yogurt
                                Addendum

Obligation                    Section in Agreement                 Item in Offering Circular
----------                    --------------------                 -------------------------


k. Territorial                None
   Development and Sales
   Quotas

l. Ongoing                    Sections 4.4 and 7.1 of the          Items 8 and 11
   product/service purchases  Franchise Agreement; Paragraphs
                              5(c), 5(d), 7, 11 and 16 of the
                              Yogurt Addendum; Paragraphs 4, 7
                              and 8 of the Satellite Unit
                              Addendum

m. Maintenance,               Sections 3.2, 4.4, 7.1, 9.2 and      Items 11, 13, and 17
   appearance and             13.5 of the Franchise Agreement;
   remodeling requirements    Paragraphs 16 and 35 of the Yogurt
                              Addendum; Paragraphs 4, 5 and 6 of
                              the Satellite Unit Addendum

n. Insurance                  Sections 7.1 and 7.8 of the          Items 6, 7 and 11
                              Franchise Agreement; Article 8 of
                              the Sublease

o. Advertising                Sections 4.6, 7.1, Article 9 and     Items 5, 6, 7, 11, and 13
                              Article 10 of the Franchise
                              Agreement; Paragraphs 19 and 20 of
                              the Yogurt Addendum

p. Indemnification            Sections 7.8, 10.5, 12.9 and 15.6    Item 6
                              of the Franchise Agreement;
                              Paragraph 32 of the Yogurt
                              Addendum; Sections 2.5(a), 3.4,
                              6,.7, 6.9 and 8.1 of the Sublease

q. Owner's                    Sections 5.1, 7.1, 7.2, 7.6 and      Items 11 and 15
   participation/             7.7 of the Franchise Agreement;
   management/staffing        Paragraph 12 of the Yogurt Addendum

r. Records and reports        Sections 7.1, 7.4, 7.6, 7.7, 8.1,    None
                              8.2 10.4, and 12.9 of the
                              Franchise Agreement; Paragraph 2
                              of the Satellite Unit Addendum

Obligation                     Section in Agreement                 Item in Offering Circular
----------                     --------------------                 -------------------------

s. Inspections and audits      Sections 7.4 and 8.3 of the          Item 6
                               Franchise Agreement; Paragraphs 1
                               and 18 of the Yogurt Addendum;
                               Section 2.6 of the Sublease

t. Transfer                    Article 12 and Section 13.1(b) of    Item 17
                               the Franchise Agreement; Paragraph
                               25 of the Yogurt Addendum; Article
                               11 of the Sublease

u. Renewal                     Sections 3.2 and 13.5 of the
                               Franchise Agreement; Paragraph 10
                               of the Yogurt Addendum; Paragraph
                               1 of the Satellite Unit Addendum

v. Post-termination            Sections 6.5, 7.8, 8.2, 8.3, 10.5,   Item 17
   obligations                 10.8, 11.2, 12.3(l), Article 14,
                               Section 15.6, Article 16 and
                               Article 18 of the Franchise
                               Agreement; Paragraphs 27 and 30 of
                               the Yogurt Addendum; Sections
                               2.5(a), 4.2, 4.3, 4.4, 7.7, 7.9,
                               8.1, and 13.12 of the Sublease;
                               Paragraph 9 of the Satellite Unit
                               Addendum

w. Non-competition             Article 11 and Sections 12.3(j)      Item 17
   covenants                   and 12.5(c) of the Franchise
                               Agreement; Paragraphs 24 and 25 of
                               the Yogurt Addendum

x. Dispute resolution          Article 16 and Sections 17.1,        Item 17
                               17.2, 17.3, 17.4, 17.5, 17.6 and
                               17.7 of the Franchise Agreement;
                               Paragraph 9 of the Satellite Unit
                               Addendum


                              ITEM 10.  FINANCING

     Except as described below, we do not offer direct or indirect financing to franchisees. We do not guarantee any note, lease or other obligation which you may enter or incur.

     As explained in Item 6 of this Offering Circular, we may sublease the premises for your Store to you. In such case, must execute our standard Sublease form. A copy of the Sublease form is attached to this Offering Circular as Exhibit D. If you are an Entity, each Entity Owner will be required to guaranty payment and performance of your obligations under the sublease by executing a Guaranty of Agreement in the form attached to this Offering Circular as Exhibit B.

     You must pay rent and other amounts due under the Sublease in the same amounts as the rent and other amounts due from the tenant under the Master Lease of the premises from the landlord (Article 1 and Article 4 of the Sublease). You must always pay us the full amount of all rental payments due. You may not deduct any amount for any claim you may have against us. The rent due will vary with the location of the premises, and we cannot estimate that amount. Typically, monthly rental payments will be based on factors such as the current market value of similar properties, the perceived market value of your Store based upon its location and traffic patterns, sales volumes, and so forth.

     We may require you to pay a security deposit under the Sublease (Section 1.4(c) and Section 5.1 of the Sublease). Typically, a security deposit will be the equivalent of one month's rent.

     The Sublease does not contain any prepayment penalties.

     If you do not make your rental payments within 10 days of the due date or if you commit another breach of the Sublease or the Master Lease and do not remedy the breach within the time periods specified in the Sublease, we have the right to re-enter the premises and relet the premises either with or without terminating the Sublease, and we may sue you to collect any unpaid rent or other amounts due (Section 12.2 of the Sublease). We can collect our costs of enforcement and collection, including court costs and attorneys' fees (Section
13.2 of the Sublease). We are permitted to charge a $100 late fee for each delinquent payment (Section 12.4 of the Sublease). Also, late payments will bear interest from the due date until paid at a rate equal to the lesser of the highest applicable legal rate for open account business credit, or 1.5% per month (Section 12.3 of the Sublease).

     Your breach of the Sublease and loss of possession of the Sublease premises is also a default under the Franchise Agreement and would permit us to terminate the Franchise Agreement (Section 13.1(f) of the Franchise Agreement).

     In Section 8.7 of the Sublease, we and you mutually waive our respective rights of recovery against each other and the "Related Parties" (as defined in Section 2.5(a) of the Sublease) for losses or damage insured against under the insurance required to be maintained under Article 8 of the Sublease, even if the loss or damage is caused by negligence.

     In Sections 12.5 and 12.6 of the Sublease, you waive any right to claim that certain actions by us, such as making payments on your behalf to cure a default, our waiver of a previous breach, or our course of conduct in accepting rental payments or partial rental payments during periods of default constitute a waiver of any of our legal rights. Even though you make a payment to us accompanied by a statement that acceptance of the payment will constitute an accord and satisfaction of the full amount due, we may accept the payment without the payment being deemed to be an accord and satisfaction and without waiving any of its rights to recover the balance of any amount due or to pursue other remedies for your breach of the Sublease.

     We have no past or present practice or intention to sell, assign or discount all or part of any financing arrangement to any third party. We do not receive any payments for the placement of financing.

                      ITEM 11.  FRANCHISOR'S OBLIGATIONS

     Except as set forth below, we need not provide any assistance to you.

Our obligations relating to Pretzel Time Stores.
-----------------------------------------------
Before Opening:
--------------

        Before you open your Store:

        1. We will approve or disapprove a site proposed by you for your Store within a reasonable period of time determined solely by us. We are not obligated to approve or disapprove a site within any specified time period. If we cannot agree upon a site, you will forfeit your reservation fee of $1,000. You must have selected the site for your Store and obtained our approval for the site before execution of the Franchise Agreement. In evaluating a proposed site, we may inspect the site and may consider a variety of factors, including demographic characteristics, traffic patterns, parking, character of the neighborhood, competition from other dessert, snack food and bakery outlets in the area, the proximity to other businesses (including other Pretzel Time Retail Outlets, the nature of other businesses in proximity to the site and other commercial characteristics (including the purchase price, rental obligations and other lease terms for the proposed site), and the size, appearance and other physical characteristics of the proposed site. (Franchise Agreement, Section 4.1) Our approval of a site and any information given to you regarding proposed sites do not constitute an express or implied representation or warranty of any kind as to the suitability of the proposed sites for your Store or for any other purpose. Our approval indicates only that we believe that the particular site falls within our criteria as of the time period encompassing the evaluation. Application of site criteria that have been effective for other sites may not be predictive of the potential for any specific site and after our approval of a site, demographic and economic factors, including competition from other dessert, snack food and bakery businesses, included in or excluded from our site criteria could change, altering the potential of a site. The uncertainty and instability of the factors included in these criteria are beyond our control, and we will not be responsible for the failure of a site approved by us to meet expectations as to potential revenue or operational criteria. (Franchise Agreement, Section 4.1).

        2. We may, on a case by case basis and in our sole discretion, sublease your Store site to you or assign an existing lease for the site to you. The terms of the sublease are explained in Item 6 of this Offering Circular, under
Note 8, and in Item 10 of this Offering Circular. If we elect to assign an existing lease to you, you must obtain the release of us from obligations under the lease, and the lease must comply with the requirements in the Franchise Agreement for third party leases generally. (Franchise Agreement, Section 4.2(b)). If we are not currently leasing the site, you must negotiate an acceptable lease for the site from an independent third party and obtain our approval of the lease. (Franchise Agreement, Section 4.2(a)). Neither we nor any of our Affiliates own the sites of any existing Pretzel Time Stores.

        3. If you are developing a new Pretzel Time Store, we will provide you with prototypical plans and specifications, including requirements for exterior and interior materials and finishes, dimensions, design, image, interior layout, decor, fixtures, furnishings, equipment, color schemes and signs. We will provide these materials to you following execution of the Franchise Agreement. (Franchise Agreement, Section 4.3(a) and Item 8 of this Offering Circular.)

        4. We will provide you, through the Operations Manuals and other written materials to be furnished after you execute the Franchise Agreement, the standards and specifications for the fixtures, furnishings, equipment (which may in the future include computer hardware and software) and signs that we require and have approved as meeting our specifications and standards for quality, design, appearance, function and performance and which you must use. (Franchise Agreement, Sections 4.4 and 5.2 and also Item 8 of this Offering Circular).

        5. If you are developing a new store, we will provide our standard grand opening marketing and public relations programs and media and advertising materials to you at least 10 days before store opening, upon your payment to us for those materials, as explained in Item 5 of this Offering Circular. (Franchise Agreement, Section 4.6).

        6. We will provide an initial training program for you (or if you are an Entity, for one of your principal owners) and for your initial store manager (if different from you). You (or one of your principle owners) and any manager of your Store must successfully complete all phases of the training program. All training occurs at our corporate headquarters at 2855 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121, or any other location designated by us. The initial training program lasts 6 days and consists of 4 days of classroom instruction and 2 days of on-site job training. Training classes are offered once each month. In addition to the in-class and on-the-job training described below, a typical trainee will spend between 6 and 10 hours during the course on recommended homework. We distribute training materials, which include our Operations Manuals and laminated job aids, at various times during the training course. All of the training sessions are taught by full-time instructors with at least 7 years of experience with us or our Affiliates.

        The Pretzel Time training program will cover the following areas:

==================================================================================================
     Subject              Time        Hours of     Hours of       Instruction        Instructor
                          Hours      Classroom    On-the job       Materials
                                      Training     Training
--------------------------------------------------------------------------------------------------
Marketing                    1            1             --       Selling Solutions,    Marketing
                                                                 Communications       Department &
                                                                 Packet                Trainer

--------------------------------------------------------------------------------------------------
Real Estate/Leasing         1/2           1/2           --       Reference Manual     Real Estate
                                                                                      Department &
                                                                                       Trainers

--------------------------------------------------------------------------------------------------
Accounting,                  6             4            2        Profitlink           Director of
Waste Management                                                 Accounting System    Training &
                                                                 Payroll Management     Outside
                                                                                        speaker

--------------------------------------------------------------------------------------------------
Staffing/Human               4             4           --        Situational          Director of
 Resources                                                       Leadership           Training &
                                                                 Reference Manual      Trainers

--------------------------------------------------------------------------------------------------
Store Operations,           20            14            6        Operations Manuals,  Trainers
Customer Service,                                                Product Procedures,
Equipment Repair,                                                Videos, Register
Safety                                                           laboratory

--------------------------------------------------------------------------------------------------
Product Preparation         16             8            8        Operations Manuals,  Trainers
                                                                 Product Procedures

--------------------------------------------------------------------------------------------------
Cleaning Procedures          2             1            1

==================================================================================================

===============================================================================
    Subject     Time     Hours of     Hours of     Instruction    Instructor
                Hours   Classroom    On-the job     Materials
                         Training     Training
-------------------------------------------------------------------------------
Purchasing       1/2        1/2           --          Handouts     Purchasing
                                                                   Department
-------------------------------------------------------------------------------
Total             50         33           17
================================================


     We provide training for you (or one of your principal owners, if you are an Entity) and the initial store manager (if different from you) free of charge; however, you are responsible for all travel and living expenses incurred during the training program. Store manager training is mandatory and must be completed before store opening. All training must be completed to our satisfaction and must be completed no more than 60 days before the opening of your Store. Replacement store managers must also complete the initial training; however, you will be required to pay the current fees for that training, as explained in Item 6 of this Offering Circular. (Franchise Agreement, Section 5.1). Replacement store managers are also responsible for living and travel expenses during training. Under no circumstances should you permit your Store to be managed by a person who has not completed all phases of your training program to our satisfaction (Franchise Agreement, Section 5.1).

During Operation:
----------------

     During the operation of your franchised business, we will:

     1. Loan you one copy of our store operating standards manual and one copy of our product procedures manual (the "Operations Manuals"), as described in
Section 5.2 of the Franchise Agreement, or make the Operations Manuals available to you electronically. The Operations Manuals will contain mandatory and suggested specifications, standards and operating procedures that we require for your Store and information about your other obligations. We may modify the Operations Manuals to reflect changes in the image, specifications, standards, procedures, Pretzel Time Products and "System Standards" (as defined in Section 1.2(n) of the Franchise Agreement and discussed in Section 7.1 of the Franchise Agreement). However, we will not make any addition or modification that will alter your fundamental status and rights as a franchisee. The Operations Manuals are confidential and will remain our property. You may not copy any part of the Operations Manuals, either physically or electronically. If your copy of the Operations Manuals is lost, destroyed or significantly damaged, we will provide you with a replacement copy, at our then applicable charge. (Franchise Agreement, Section 5.2). The Tables of Contents of the Operations Manuals and the number of pages devoted to each subject as of December 31, 1997, as well as the total number of pages in the Operations Manuals, are set forth at Schedule 5 to this Offering Circular.

     2. Provide training for any replacement store managers, as explained above (Franchise Agreement, Section 5.1).

     3.  Furnish you guidance and operating assistance, at your request, about
(a) methods, standards, specifications and operating procedures to be utilized in your Store; (b) purchasing required fixtures, furnishings, equipment, signs, materials, supplies, Pretzel Time Products; and (c) advertising and promotional programs. Although we do not have an obligation to do so, we may advise you of operating problems of your Store that come to our attention. We may furnish this guidance and assistance in the form of references to the Operations Manuals, bulletins and other written materials, telephonic conversations or consultations at our offices or at your Store. We will not be liable to you or any other person, and you waive all claims for liability or damages of any type (whether direct, indirect, incidental, consequential, or exemplary), on account of any guidance or operating assistance offered by us, except to the extent caused by our gross negligence or intentional misconduct. We will make no separate charge to you for the operating assistance and guidance we customarily provide to our franchisees generally. We may make special assistance programs available to you; however, you will be required to pay the daily fees and charges that we establish for the special assistance programs. (Franchise Agreement, Section 5.3).

     4. Provide you with the System Standards referred to above. We may modify the System Standards periodically and the modifications may obligate you to invest additional capital in your Store and to incur higher operating costs. We will not obligate you to invest additional capital at a time when the investment cannot in our reasonable judgment be amortized during the remaining term of the Franchise Agreement. (Franchise Agreement, Section 7.1). We may furnish System Standards in the form of references to the Operations Manuals, bulletins and other written materials.

     5.  Provide advertising and marketing services to you as explained below.

     We and our Affiliates currently utilize point of purchase printed advertising for the sale of Pretzel Time Products, goods and services at Pretzel Time Retail Outlets. We do not currently utilize electronic media such as radio or television. Our advertising is done at the local store level, although the materials used are produced for national distribution at all Pretzel Time Retail Outlets including those owned and operated by our Affiliates. We may also conduct coupon promotions. We typically conduct these promotions on a regional basis. We currently use our in-house marketing staff and national advertising firms for to create, distribute and produce advertising materials.

     We are not required to spend any particular amount on advertising in the area in which your Store is located.

     You may use advertising materials prepared by you if the materials (a) comply with the requirements of Articles 8 and 10 of the Franchise Agreement,
(b) are completely clear and factual and not misleading, and (c) conform to the highest standards of ethical marketing and promotion policies which we may require. Before use, you must submit to us for approval all press releases and policy statements and samples of all local advertising, marketing and related materials not prepared or previously approved by us. We will not unreasonably withhold our approval. You may only use pamphlets, brochures, cards or other promotional materials offering free Pretzel Time Products, if prepared by us, unless otherwise approved in advance by us. However, we will give favorable consideration to your use of free product cards developed by you, if the cards clearly state that they may only be redeemed at stores owned by you. If we do not give you written approval of any advertising or other promotional materials within 15 days from the date of receipt by us of the materials, we will be deemed to have disapproved the submission. You may not use any advertising, marketing or related materials that we have disapproved. You must list your Store in the principal telephone directories distributed in your metropolitan area. (Franchise Agreement, Section 9.2).

     You must pay to us a weekly marketing fee of 1% to 3% of your Store's Gross Revenues. The marketing fee for 1998 is 1% of Gross Revenues. Thereafter, we will notify you annually of the exact percentage you must pay as a marketing fee, except for any year in which the percentage is to remain unchanged from the preceding year. With the possible exception of 1 franchisee with 2 Pretzel Time Stores in New York who does not contribute marketing fees, you will not be required to pay more than other franchisees in your market area. You must pay marketing fees weekly by pre-authorized electronic bank transfer, at the same time that you pay continuing fees (Franchise Agreement, Sections 6.3, 6.4 and

9.1(a)). Pretzel Time Stores owned by us or our Affiliates in the same market area as you will contribute marketing fees on the same basis as you (Franchise Agreement, Section 9.1(a)). As of the date of this Offering Circular, we do not organize, maintain or otherwise make use of advertising cooperatives, nor do we require you to join one, although we reserve the right to do so in the future. There is no advertising council composed of franchisees that advise us. We may, however, consult with some members of the franchise advisory group on marketing issues.

     We will administer the marketing fees we collect and direct all marketing programs financed by the marketing fees, with sole discretion over the creative concepts, materials and endorsements used and the geographic, market and media placement and allocation. We may use the marketing fees we collect to meet any and all costs of maintaining, administering directing and preparing advertising materials and marketing programs, including: purchasing direct mail and other media marketing; employing advertising, promotion and marketing agencies; supporting public relations; conducting market research; implementing and testing Trade Dress and design prototypes; and other advertising, promotion and marketing activities. At our sole discretion, we may use marketing fees to prepare, furnish and/or offer for sale to you advertising, marketing and promotional formats and materials, as further described below.

     We will account for the marketing fees we collect separately from our other funds, although we may not establish a separate marketing fund or bank account for such fees. We may use the marketing fees we collect to defray the salaries, employee benefits, administrative costs and overhead we may incur in activities related to our marketing programs, including conducting market research, preparing advertising, promotion and marketing materials and collecting and accounting for the marketing fees we collect. We will prepare an annual statement of moneys collected and costs incurred for our marketing programs and make this statement available to you upon your request. You will not, however, receive a periodic accounting of how marketing fees are spent. We may in the future create a marketing fund to be operated by us or through another form of entity separate from us. (Franchise Agreement, Section 9.1(c)).

     We intend to use the marketing fees we collect to maximize recognition of the Pretzel Time Trademarks as well as to increase patronage of Pretzel Time Stores. Although we will endeavor to utilize the marketing fees to develop advertising and marketing materials and programs and to place advertising that will benefit all Pretzel Time Stores, we cannot ensure you that our expenditure of marketing fees in or affecting any geographic area will be proportionate or equivalent to the marketing fees paid to us by Pretzel Time Stores operating in that geographic area or that any Pretzel Time Store will benefit directly or in proportion to the marketing fees it pays to us from the development of advertising and marketing materials or the placement of advertising. (Franchise Agreement, Section 9.1(d)).

     From time to time, we may provide you with copies of advertising, marketing and promotional formats and materials for use in your Store, which we or our advertising agencies have prepared. You are only required to pay the shipping and handling costs for these items. We may also offer you the option of purchasing other advertising, marketing and promotional formats and materials prepared by us or our advertising agencies that are suitable for use at local Pretzel Time Stores. If you elect to purchase such items from us, we will provide them to you at our cost plus a reasonable mark-up and any shipping, handling and storage charges. Finally, we may develop and market special mandatory promotional items for Pretzel Time Stores. You may be required to maintain a representative inventory of these promotional items to meet public demand. We will make these items available to you at our cost plus a reasonable mark-up and any shipping, handling and storage charges. You will have the right to purchase alternative promotional items if the alternative items conform to the specifications and quality standards we establish and you obtain our prior written approval. All payments to us for the items described in this paragraph are nonrefundable and cannot be applied against the weekly marketing fees that you are required to pay to us, as further described in Item 6 of this Offering Circular and above (Franchise Agreement, Section 9.3).

     In the past year, marketing fee contributions have been used as follows:
(i) production: 28%; (ii) media placement: 0%; (iii) administrative expenses:
12%; (iv) franchise solicitation: 15%; and (v) other: 45%. The other category includes such materials as point of purchase materials, corporate communications, public relations, product shots, promotions, training materials, giveaways, research and sales tools.

     In addition to the marketing fees you pay to us, you must also spend on advertising any amount required under your lease or sublease. Those amounts typically vary from lease to lease, and therefore, franchisees are not obligated to spend the same amount on local advertising and marketing. (Franchise Agreement, Section 9.2). If you are developing a new Pretzel Time Store, you must also conduct a grand opening advertising and promotion program as explained above in this Item 11 and in Item 5 of this Offering Circular.

     In addition to the information provided in this Item 11 about advertising and marketing, you should review the material in Items 6, 8 and 9 of this Offering Circular.

     6. In operating your Store, you must purchase and use the number of electronic cash registers necessary for the size of your store. Currently, we do not require that you purchase a particular brand or model of electronic cash register, although any electronic cash register you use must be capable collecting and generating sales data and category totals and transaction count totals. In the future, you will be responsible for any and all upgrades to your electronic cash registers, as we determine to be necessary. In addition, we reserve the right in the future to have independent access to the information and data you collect and gather.

     7. As of the date of this Offering Circular, we do not require you to use any computer hardware or software in the operation of your Store. We reserve the right in the future, however, to require you to purchase, install and use computer hardware and software which meet our specifications and standards, as modified by us from time to time. If we require you to install and use any computer hardware and software in your Store, you will be allowed to purchase these items from any supplier who can satisfy our standards and specifications. You may, however, be required at your sole expense to upgrade these items from time to time to meet our then current standards and specifications. We reserve the right to have independent access to the information and data you collect and gather using any computer hardware and software we require.

     8. If you are developing a new Pretzel Time Store, we estimate that there will be an interval of between 60 to 120 days between the execution of the Franchise Agreement and the opening of your Store. The interval may vary depending upon factors such as the weather, your ability to acquire a suitable site, the location and condition of the site, your ability to obtain any necessary financing and building, zoning or other permits and approvals, construction delays, and so forth. If you are acquiring the assets of an existing Store, the interval between execution of the Franchise Agreement and opening your Store is typically 30 to 120 days. Also, you may not open your Store for business until: (a) we approve the store; (b) pre-opening training of you and the store personnel has been completed to our satisfaction; (c) the initial franchise fee and all other amounts then due to us have been paid in full; (d) the lease documentation has been executed and all other documentation for development of your Store has been completed; and (e) we have been furnished with copies of all required insurance policies or other evidence of insurance coverage and payment of premiums as we may require. You must then open your Store for business within 5 days after we notify you that the conditions for opening outlined above have been satisfied. (Franchise Agreement, Section 4.5).

Area Developer obligations relating to Pretzel Time Stores.
----------------------------------------------------------

     If your Store is located in a shopping mall within an Area Developer's Territory, the Area Developer is contractually obligated, pursuant to the applicable Development Agreement with us, to provide certain services to you. Depending on the form of Area Development Agreement, these services may include assisting with site selection, providing store opening assistance, periodically visiting and evaluating the operations of each Store, providing additional training, marketing the Pretzel Time System in the Area Developer's Territory, providing System Standards and furnishing guidance and operating assistance. For providing these services to franchisees in shopping malls within their Territories, Area Developers receive a percentage of the initial franchise fee and the continuing fees paid to us by such franchisees. If an Area Developer fails to perform any of our obligations listed in this Item 11, however, we will perform such obligations. See Items 1 and 2 of this Offering Circular for a further description of our Area Developers and their respective Territories.


Our obligations relating to the TCBY Concept.
--------------------------------------------

     If you are granted the right to add the TCBY Concept to the Premises of your Store:

     1. We will furnish you prototypical plans and specifications for the addition of the TCBY Concept, including requirements for exterior and interior materials and finishes, dimensions, design, image, interior layout, decor, fixtures, equipment, signs, furnishings and color scheme. We will provide these materials to you following execution of the Yogurt Addendum. (Yogurt Addendum, Paragraph 11).

     2. Either we or TCBY will provide an initial TCBY training program for you (or if you are an Entity, for one of your principal owners) and for your initial store manager (if different from you). You (or one of your principal owners) and any manager of your Store must successfully complete all phases of the TCBY training program.

     Although not obligated to do so, TCBY may agree to provide the initial TCBY training program to you. In such event, you are required to attend the TCBY training program conducted by TCBY. TCBY's training program consists of classes conducted at its offices in Little Rock, Arkansas or at other designated locations and on-the-job training at a TCBY Store. Classes are held periodically (more or less frequently as needed) and will last approximately 7 days. However, TCBY may require you to continue training for a longer period of time as TCBY may deem reasonably necessary, but not to exceed 20 days. TCBY's training program is conducted by experienced instructors who are employees of TCBY.

      TCBY's initial TCBY training program will cover the following areas:


================================================================================
     Subject         Time    Hours of     Hours of    Instruction    Instructor
                     Hours   Classroom   On-the job    Materials
                             Training     Training
--------------------------------------------------------------------------------
Introduction to        1.5      1.5          --         Handout         TCBY
Franchise Training                                                   Instructors

================================================================================

============================================================================================================
       Subject               Time          Hours of        Hours of          Instruction       Instructor
                             Hours         Classroom      On-the job          Materials
                                           Training        Training
------------------------------------------------------------------------------------------------------------
Introduction to                 .5               .5             --            Manuals       TCBY Instructors
Operating Manual

------------------------------------------------------------------------------------------------------------
Customer Service                 3                3             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Taylor Machine                   6                6             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Product Handling              1.25             1.25             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Opening Procedures             1.5              1.5             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Menu Item Preparation         4.25             4.25             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Closing Procedures             1.5              1.5             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Store Operations                15               --             15               --         TCBY Instructors

------------------------------------------------------------------------------------------------------------
Forms/Paperwork                  1                1             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Pie & Cake Preparation           4                4             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
ProSource, Americana             1                1             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------
Inventory/Flavor                 1                1             --            Manuals       TCBY Instructors
Scheduling

------------------------------------------------------------------------------------------------------------
Practical Operational         2.25             2.25             --            Manuals       TCBY Instructors
Strategies

------------------------------------------------------------------------------------------------------------
Employee Selecting,              1                1             --            Handout       TCBY Instructors
Hiring, Interviewing

------------------------------------------------------------------------------------------------------------
Marketing                      1.5              1.5             --            Manuals       TCBY Instructors

------------------------------------------------------------------------------------------------------------

Total                        46.25            31.25             15
=========================================================================


     If TCBY provides the initial TCBY training program to you (or one of your principal owners, if you are an Entity) and your initial store manager (if different from you), it will do so free of charge. You are responsible, however, for all travel and living expenses incurred during the training program.

     If TCBY does not agree the provide the initial TCBY training program to you (or one of your principal owners, if you are an Entity) and your initial store manager (if different from you), we will provide a similar training program at our corporate headquarters in Salt Lake City, Utah or any other location designated by us. We will provide the training program free of charge; however, you are responsible for all travel and living expenses incurred during the training program.

     Regardless of whether the initial TCBY training program is provided by TCBY or us, the training program is mandatory and must be completed before you sell TCBY Yogurt Products from the Premises of your Store. All training must be completed to TCBY's and/or our satisfaction. Replacement store managers must also complete the initial TCBY training program; however, you will be required to pay the current fees for that training. (Yogurt Addendum, Paragraph 12). Replacement store managers are also responsible for living and travel expenses during training. Under no circumstances should you permit your Store to be managed by a person who has not completed all phases of the initial TCBY training program to TCBY's and/or our satisfaction. (Yogurt Addendum, Paragraph
12).

     3. We or TCBY will loan you one copy of the TCBY Operations Manual, as described in Paragraph 13 of the Yogurt Addendum, or make the TCBY Operations Manual available to you electronically. The TCBY Operations Manual will contain mandatory and suggested specifications, standards and operating procedures that TCBY prescribes for TCBY Stores and contains information about your other obligations. TCBY may modify the TCBY Operations Manual to reflect changes in the image, specifications, standards, procedures, TCBY Yogurt Products and "System Standards" (as defined in Paragraph 4(d) of the Yogurt Addendum and discussed in Paragraph 16 of the Yogurt Addendum). However, with the exception of certain remodeling requirements described in Paragraph 35 of the Yogurt Addendum, we or TCBY will not make any addition or modification that will alter your fundamental status and rights as a franchisee. The TCBY Operations Manual is confidential and will remain TCBY's property. You may not copy any part of the TCBY Operations Manual, either physically or electronically. If your copy of the TCBY Operations Manual is lost, destroyed or significantly damaged, we or TCBY will provide you with a replacement copy, at TCBY's then applicable charge. (Yogurt Addendum, Paragraph 13). The Table of Contents of the TCBY Operations Manual and the number of pages devoted to each subject as of December 31, 1997, as well as the total number of pages in the TCBY Operations Manual, are set forth at Schedule 5 to this Offering Circular.

     4. We will furnish you guidance and operating assistance, at your request, about (a) methods, standards, specifications and operating procedures to be utilized in your TCBY Concept; and (b) purchasing required fixtures, furnishings, equipment, signs, materials, supplies, TCBY Yogurt Products.

     5. We or TCBY will provide you with the System Standards referred to above. We and/or TCBY may modify the System Standards periodically and the modifications may obligate you to invest additional capital in your TCBY Concept and to incur higher operating costs. Except for certain remodeling requirements described in Paragraph 35 of the Yogurt Addendum, neither we nor TCBY will obligate you to invest additional capital at a time when the investment cannot in our reasonable judgment be amortized during the remaining term of the Yogurt Addendum. (Yogurt Addendum, Paragraph 16). We or TCBY may furnish System Standards in the form of references to the TCBY Operations Manual, bulletins and other written materials.

     6. If you are adding the TCBY Concept to the Premises of a Pretzel Time Store, we estimate that there will be an interval of between 30 to 120 days between the execution of the Yogurt Addendum and the opening of your TCBY Concept. The interval may vary depending upon factors such as the weather you are adding the TCBY Concept to the Premises of a new or existing Pretzel Time Store, the location and condition of the site, your ability to obtain any necessary financing and building, zoning or other permits and approvals, construction delays, and so forth.

     7. As described in Item 6 of this Offering Circular, you are required to pay to us a marketing fee on the Gross Revenues for the sale of TCBY Yogurt Products from the Premises of your

Store. All marketing fees we collect, however, will be used for advertising and marketing programs for the Pretzel Time System, and not the TCBY System. TCBY has a created a national advertising fund to be used by TCBY to develop national advertising programs and materials for the TCBY System. Currently, you are not required to directly contribute to the national advertising fund. You may, however, be required in the future to contribute up to 3% of your Gross Revenues each year (in addition the marketing fee) to a regional or local advertising cooperative created by TCBY and/or its franchisees for TCBY Stores. As of the date of this Offering Circular, you are not required to contribute to any advertising cooperative.

                              ITEM 12.  TERRITORY

Pretzel Time Franchisees:
------------------------

     Franchises are granted for a specific location and are NOT exclusive. You may not operate your Store at any other site without our prior written consent. Except for catering events or offering samples of products at or directly in front of your Store, you may not offer for sale or sell the products or services of your Store or any materials, supplies, or inventory bearing the Pretzel Time Trademarks at any site other than your Store premises without our prior written consent.

     You may not relocate your Store unless we require relocation in connection with the grant of a successor franchise agreement. If you lose the right to possess the premises where you are operating your Store, we have the right to terminate your Franchise Agreement. Also, as a franchisee, you do not have any right to acquire additional Pretzel Time Stores or franchises.

     We and our Affiliates retain the right to do the following: (1) sell and franchise and license others to sell Pretzel Time Products and other items and services offered by Pretzel Time Retail Outlets under the Trademarks and other trademarks and service marks through Pretzel Time Retail Outlets on any terms and conditions and at any location that we deem appropriate; (2) sell and license and franchise others to sell any other products or services under the Trademarks (including items such as refrigerated ready-to-bake cookie dough sold through various retail outlets); (3) own, operate and grant others the right to own or operate Pretzel Time Stores, other Pretzel Time Retail Outlets, or other dessert and snack food businesses at the locations and on the terms and conditions as we, in our sole discretion, deem appropriate. In addition, as discussed in Item 1, we or one of our Affiliates may acquire or actively seek to acquire businesses or franchise systems that are your competitors and such competitors may have locations near your Store, including locations within the same shopping mall. These activities may compete with you. These activities may compete with you.

     We enter into licensing and franchising arrangements with other individuals and entities, granting those individuals and entities exclusive territorial rights which may restrict your rights to locate your Store in certain locations. Any restrictions in effect will be explained to you as part of the site selection process for your Store.

Pretzel Time Area Developers:
----------------------------

     As further described in Items 1 and 2 of this Offering Circular, we have granted certain Area Developers the right to develop, own and operate a specified number of Pretzel Time Stores at approved shopping mall locations within a defined Territory. If an Area Developer has the rights to the Territory in which your Store is located or if an Area Developer's Territory is close to the location of your Store, the Stores developed in such Territory, either by the Area Developer, us or some other third-party, may compete with you.

Rights of Pretzelmaker and Pretzelmaker-Canada:
----------------------------------------------

     Pretzelmaker and Pretzelmaker-Canada grant geographic areas around each Pretzelmaker Store (usually limited to the shopping mall in which the Store is located) within which they will not, except in certain circumstances relating to alternative distribution licensees, establish and operate or franchise others to establish and operate Pretzelmaker Stores. Subject to the preceding sentence, our Affiliates, Pretzelmaker and Pretzelmaker-Canada, specifically retain the right to do the following: (1) sell and franchise and license others to sell Pretzelmaker products and other items and services offered by Pretzelmaker Stores under the Pretzelmaker trademarks and other trademarks and service marks through Pretzelmaker Stores on any terms and conditions and at any location that Pretzelmaker or Pretzelmaker-Canada deems appropriate; (2) sell and license and franchise others to sell any other products or services under the Pretzelmaker trademarks (including items such as refrigerated ready-to-bake dough sold through various retail outlets); and (3) own, operate and grant others the right to own or operate Pretzelmaker Stores or other dessert and snack food businesses at the locations and on the terms and conditions as Pretzelmaker or Pretzelmaker-Canada in its sole discretion, deems appropriate. These activities may compete with you.

Rights of MFOCI:
---------------

     One of our Affiliates, MFOCI, specifically reserves the rights described in this paragraph. As described in Item 1 above, MFOCI currently owns and operates Hot Sam Pretzel and Bakery Stores, and grants licenses and franchises for the operation of and/or owns and operates Mrs. Fields Cookie Stores and Original Cookie Company Stores. In addition, MFOCI retains the right to do the following:
(1) sell and franchise and license others to sell Hot Sam products and other items and services offered by Hot Sam Pretzel Bakery Stores under the Hot Sam trademarks and other trademarks and service marks through Hot Sam Pretzel Bakery Stores on any terms and conditions and at any location that MFOCI deems appropriate; (2) sell and license and franchise others to sell any other products or services under the Hot Sam trademarks; (3) own, operate and grant others the right to own or operate Hot Sam Pretzel Bakery Stores or other baked goods and snack food businesses at the locations and on the terms and conditions as MFOCI, in its sole discretion, deems appropriate; (4) sell and franchise and license others to sell Mrs. Fields products and other items and services offered by Mrs. Fields Retail Outlets under the Mrs. Fields trademarks and other trademarks and service marks through Mrs. Fields Retail Outlets on any terms and conditions and at any location that MFOCI deems appropriate; (5) sell and license and franchise others to sell any other products or services under the Mrs. Fields trademarks (including items such as refrigerated ready-to-bake cookie dough sold through various retail outlets); and (6) own, operate and grant others the right to own or operate Mrs. Fields Cookie Stores, or other dessert and snack food businesses at the locations and on the terms and conditions as MFOCI, in its sole discretion, deems appropriate. These activities may compete with you.

Rights of GACC:
--------------

     One of our Affiliates, GACC, specifically reserves the rights described in this paragraph. As described in Item 1 above, GACC currently owns and operates and has granted licenses and franchises for the operation of Great American Cookie Company Stores. In addition, GACC retains the right to do the following:
(1) sell and franchise and license others to sell Great American Cookie Company products and other items and services offered by Great American Cookie Company Stores under the Great American Cookie Company trademarks and other trademarks and service marks through Great American Cookie Company Stores on any terms and conditions and at any location that GACC deems appropriate; (2) sell and license and franchise others to sell any other products or services under the Great American Cookie Company trademarks (including items such as proprietary batter, dough and other ingredients for making cookies); and (3) own, operate and grant others the right to own or operate Great American Cookie Company Stores or other dessert and snack food businesses at the locations and on the terms and conditions as GACC, in its sole discretion, deems appropriate. These activities may compete with you.

TCBY Concept:
------------

     If you are granted the right to add the TCBY Concept to the Premises of your Store, you will NOT receive an exclusive territory or any territorial rights. We and our Affiliates reserve the right to: (1) add the TCBY Concept to any new or existing Pretzel Time Retail Outlet, whether franchised, licensed or owned by us or our Affiliates, at any location we deem appropriate; and (2) establish franchises, licenses or businesses owned by us our Affiliates at any locations we deem appropriate or distribute products or services through alternative channels of distribution selling products or services similar to the TCBY Yogurt Products under trade names, trademarks, service marks, trade dress or other commercial symbols other than the TCBY Trademarks. TCBY and its affiliates also reserve the right to: (1) operate or grant other persons the right to operate TCBY Stores at such locations and on such terms and conditions as TCBY deems appropriate; (2) sell the TCBY Yogurt Products and other products and services authorized for TCBY Stores under the TCBY Trademarks or other trademarks, service marks and commercial symbols through similar or dissimilar channels of distribution and pursuant to such terms and conditions as TCBY deems appropriate, such products and/or services may include, but shall not be limited to, soft serve frozen yogurt, hard pack pints, refrigerated yogurt, novelty frozen yogurt items, and other refrigerated and frozen yogurt items as TCBY or its affiliates may develop from time to time; and (3) establish franchises, licenses or businesses owned by TCBY or its affiliates at any locations TCBY deems appropriate or distribute products or services through alternative channels of distribution selling products or services similar to the TCBY Yogurt Products under trade names, trademarks, service marks, trade dress or other commercial symbols other than the TCBY Trademarks. An affiliate of TCBY produces frozen yogurt, frozen yogurt mix, premium ice cream and ice cream specialty products for sale to a variety of customers including hotels, restaurants, clubs, independent ice cream stores, department stores, supermarkets and grocery stores. The frozen yogurt and frozen yogurt mix sold by that affiliate are of a different quality than TCBY frozen yogurt mix. An affiliate of TCBY sells flavoring and other ingredients for dairy products, which eventually may be used to produce dairy products which could indirectly compete with frozen yogurt products generally. TCBY sells products bearing the TCBY Trademarks to large retail companies, which sales may compete with sales of identical products by you, but these sales are not deemed by TCBY to compete with sales of soft-serve products. Currently, neither

TCBY nor any affiliate operates or franchises the operation of any business selling under different trademarks goods or services similar to, or competitive with, those to be offered for sale by you.

                             ITEM 13.  TRADEMARKS

Pretzel Time Trademarks:
-----------------------

     Under the Franchise Agreement, we license you to use the Pretzel Time Trademarks in the operation of your Store. The following is a summary of the principal Pretzel Time Trademarks, all of which are registered on the Principal Register of the U.S. Patent and Trademark Office. No affidavits of use have been filed as of the date of this Offering Circular as none are required at this time.

                                     -43A-

     MARK             REGISTRATION NO.     REGISTRATION DATE      APPLICATION
     ----             ----------------     -----------------       BASED ON
                                                                   --------
Pretzel Time and         1,778,178           June 22, 1993        Intent to Use
 Design (Stylized)

Pretzel Time             1,857,037           October 4, 1994        Actual Use
 Clock Design

Pretzel Time             1,875,649           January 24, 1995       Actual Use
 Store Design

FITNESS WITH             1,937,330           November 21, 1995      Actual Use
A TWIST


     There are no currently effective material determinations of the U.S. Patent and Trademark Office, trademark trial and appeal board, the trademark administrator of any state, or any court, nor are there any pending interference, opposition or cancellation proceedings or any pending material litigation, involving any of the registered Pretzel Time Trademarks described above. There are no agreements currently in effect which significantly limit our rights to use or franchise the use of any of the Pretzel Time Trademarks.

     Your right to use the Pretzel Time Trademarks is derived solely from the Franchise Agreement and is limited to your conduct of business pursuant to and in compliance with the Franchise Agreement and all applicable standards, specifications, operating procedures and rules that we require. Your unauthorized use of the Pretzel Time Trademarks will constitute a breach of the Franchise Agreement and an infringement of our rights in the Pretzel Time Trademarks. Your use of the Pretzel Time Trademarks and any goodwill established by your use will benefit us exclusively. The Franchise Agreement does not confer any goodwill or other interests in the Pretzel Time Trademarks on you other than the right to operate your Store in compliance with the Franchise Agreement. All rights in and goodwill from the use of our trademarks accrue solely to us. All provisions of the Franchise Agreement applicable to the Pretzel Time Trademarks will apply to any additional proprietary trade and service marks and commercial symbols that we authorize for use by you in the future.

     You must use the applicable Pretzel Time Trademarks as the sole identification of your Store, and you must identify yourself as the independent owner in the manner we require. You may not use any Pretzel Time Trademark as part of any corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos franchised to you under the Franchise Agreement), or in any modified form, nor may you use any Pretzel Time Trademark in performing or selling any unauthorized services or products or in any other manner not expressly authorized in writing by us. You must display the applicable Pretzel Time Trademarks prominently at your Store, on supplies or materials designated by us, and on packaging materials, forms, labels and advertising and marketing materials. You must display all applicable Pretzel Time Trademarks in the manner we require, and you must use the registration symbol "(R)" in using the registered Pretzel Time Trademarks. You must refrain from any business or marketing practice which may be injurious to our business and the good will associated with the Pretzel Time Trademarks or Pretzel Time Stores.

     If we decide that it is advisable at any time, in our sole discretion, for us or you to modify or discontinue use of any Pretzel Time Trademark or use one or more additional or substitute trade or service marks, you must comply with our directions to modify or discontinue the use of the Pretzel Time Trademark or use one or more additional or substitute trade or service marks within a reasonable time after notice from us. We will reimburse you for your reasonable direct expenses in modifying or discontinuing the use of a Pretzel Time Trademark and substituting a different trademark or service mark. However, we are not obligated to reimburse you for any loss of goodwill associated with any modified or discontinued Pretzel Time Trademark or for any expenditures made by you to promote a modified or substitute trademark or service mark.

     You must immediately notify us of any apparent infringement of or challenge to your use of any Pretzel Time Trademark or claim by any person of any rights in any Pretzel Time Trademark, and you must not communicate with any person other than us or our counsel about the infringement, challenge or claim. We have sole discretion to take the action we deem appropriate and the right to control exclusively any litigation, U.S. Patent and Trademark Office proceeding or any other administrative or court proceeding concerning any Pretzel Time Trademark. You must execute any instruments and documents, render assistance and do those things as, in the opinion of our legal counsel, may be necessary or advisable to protect and maintain our interests in any litigation or U.S. Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Pretzel Time Trademarks.

     We will indemnify you against and reimburse you for all damages for which you are held liable in any proceeding arising out of your authorized use of any Pretzel Time Trademark and for all costs you reasonably incur in defending any claim brought against you or any proceeding in which you are named as a party, if you have timely notified us of the claim or proceeding and have otherwise complied with the requirements of the Franchise Agreement. At our option, we are entitled to defend and control the defense of any proceeding arising out of your authorized use of any Pretzel Time Trademark.

     To our actual knowledge, there are no superior prior rights or infringing uses which could materially affect your use of any Pretzel Time Trademark in any state.

TCBY Trademarks:
---------------

     If you are granted the right to add the TCBY Concept to the Premises of your Store, you are authorized to operate your TCBY Concept under the name "TCBY" and may use the TCBY Trademarks in conjunction with the operation of your Store. The following TCBY Trademarks are registered by TCBY on the principal register of the United States Patent and Trademark Office:

"TCBY" THE COUNTRY'S                    Registration No. 1,367,174
BEST YOGURT (logo form)                 Issued October 22, 1985
(Service Mark)

"TCBY" THE COUNTRY'S                    Registration No. 1,415,194
BEST YOGURT                             Issued October 28, 1986
(Trademark)

TCBY YOGURT                             Registration No. 1,338,536
(Service Mark)                          Issued May 28, 1985

TCBY                                    Registration No. 1,415,353
(Service Mark)                          Issued October 28, 1986

TCBY                                    Registration No. 1,463,784
(Trademark)                             Issued June 11, 1985

ALL THE PLEASURE                        Registration No. 1,341,713
NONE OF THE GUILT.                      Issued June 11, 1985
(Service Mark)

TCBY and Cone with Design               Registration No. 1,550,397
(Trademark)                             Issued August 1, 1989

TCBY and Cone with Design               Registration No. 1,643,075
(Service Mark)                          Issued April 30, 1991

     There are no presently effective determination of the United States Patent and Trademark Office, the trademark administrator of any state or any court, or pending interference, opposition or cancellation proceeding or pending material litigation involving the TCBY Trademarks. There are no agreements currently in effect that significantly limit the right of TCBY or us to use or license the use of the TCBY Trademarks in any material manner. You must follow certain rules when you use these TCBY Trademarks. You cannot use the TCBY Trademarks as part of a corporate name or with modified words, designs, or symbols unless the Yogurt Addendum specifically permits. You may not use any TCBY Trademarks in connection with the sale of an unauthorized product or service or in any manner not authorized in writing. You must notify us immediately when you learn about an infringement of or challenge to your use of a TCBY Trademark and must give TCBY and/or us or its or our designees complete control of the defense. TCBY and/or we will take the action TCBY thinks appropriate. The Yogurt Addendum does not require TCBY or us to participate in your defense and/or indemnify you for expenses or damages if you are a party to an administrative or judicial proceeding involving a TCBY Trademark licensed by us to you or if the proceeding is resolved unfavorably to you.

     You must modify or discontinue the use of a TCBY Trademark if TCBY modifies or discontinues it. If this happens, TCBY is required, pursuant to the TCBY Sale Agreement, to reimburse you for out-of-pocket costs of compliance. You are not permitted, directly or indirectly, to contest TCBY's right to its TCBY Trademarks, trade secrets, or business techniques that are part of its business.

     TCBY does not know of any infringing uses that could materially affect your use of the TCBY Trademarks.

           ITEM 14.  PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

Pretzel Time Store:
------------------

     Except as noted below, we and our Affiliates do not own any patents or copyrights which are material to the Franchise.

     We claim copyrights in the Operations Manuals, construction plans, specifications and materials, printed advertising, promotional, sales, training and management materials and in related items you will use in operating your Franchise. We have not registered these copyrights with the U.S. Registrar of Copyrights. You may use the Operations Manuals and other materials during the term of the Franchise Agreement.

     There are currently no effective determinations of the U.S. Copyright Office or any court regarding any of the copyrights. There are no agreements currently in effect which significantly limit our rights to use or franchise the copyrighted materials. Also, there are no superior prior rights or infringing uses actually known to us which could materially affect your use of the copyrighted materials in any state.

     Your right to use the copyrights is derived solely from the Franchise Agreement and is limited to your conduct of business in compliance with the Franchise Agreement and all applicable standards, specifications, operating procedures and rules that we require. Your unauthorized use of the copyrights will constitute a breach of the Franchise Agreement and an infringement of our rights in the copyrights. Your use of the copyrights and any goodwill established by your use will benefit us exclusively. The Franchise Agreement does not confer any goodwill or other interests in the copyrights upon you other than the right to operate your Store in compliance with the Franchise Agreement. All rights in and goodwill from the use of the copyrights will accrue solely to us. All provisions of the Franchise Agreement applicable to the copyrights will apply to any additional copyrighted materials that we authorize for use by you in the future.

     If we decide that it is advisable at any time in, our sole discretion, for us or you to modify or discontinue use of any of the materials in which we claim copyrights, you must comply with our directions to modify or discontinue the use of those materials within a reasonable time after notice from us. We will reimburse you for your reasonable direct expenses in modifying or discontinuing the use of those materials and in substituting different materials specified by us. However, we are not obligated to reimburse you for any loss of goodwill associated with the modification or discontinuation of any materials in which we claim copyrights or for any expenditures made by you in connection with your use of those materials.

     You must immediately notify us if you learn that any person may be using our copyrighted materials without our consent or authorization. You must also immediately notify us of any challenge to your use of any copyright or claim by any person of any rights in any copyright. You must not communicate with any person other than us or our counsel about any challenge or claim to any copyright. We have sole discretion to take the action we deem appropriate and the right to control exclusively any litigation, U.S. Copyright Office proceeding or any other administrative proceeding concerning any copyright. You must execute any instruments and documents, render assistance and do those things as, in the opinion of our legal counsel, may be necessary or advisable to protect and maintain our interests in any litigation or Copyright Office or other proceeding or otherwise to protect and maintain our interests in the copyrights.

     We will compensate and reimburse you for all damages for which you are held liable in any proceeding arising out of your authorized use of any copyright and for all costs you reasonably incur in defending any claim brought against you or any proceeding in which you are named as a party, if you have timely notified us of the claim or proceeding and have complied with your obligations under the Franchise Agreement. At our option, we are entitled to defend and control the defense of any proceeding arising out of your use of any copyright.

     We also own the Confidential Information and claim copyrights in the Confidential Information. The Confidential Information includes trade secrets and is our proprietary information. Portions of the Confidential Information required in the operation of your business will be communicated to you. However, you will not acquire any interest in any Confidential Information, other than the right to utilize Confidential Information disclosed to you in operating your Store during the term of the Franchise Agreement. The use or duplication of any Confidential Information in any other business will constitute an unfair method of competition and a violation of your Franchise Agreement. We only disclose the Confidential Information to you on the condition that you agree:

          (i) Not to use Confidential Information in any other business or capacity;

          (ii) To maintain the absolute confidentiality of Confidential Information during and after the term of the Franchise Agreement;

          (iii) Not to make unauthorized copies of any portion of Confidential Information disclosed in written or other tangible form; and

          (iv) To adopt and implement all reasonable procedures that we require to prevent unauthorized use or disclosure of Confidential Information, including restrictions on disclosure of Confidential Information to your employees and to comply with requirements that we may impose that certain key employees execute confidentiality agreements as a condition of employment.

     We and our Affiliates will own and have the perpetual right to use and authorize other Pretzel Time Stores to use, and you must fully and promptly disclose to us, all ideas, concepts, formulas, recipes, methods and techniques about the development or operation of a pretzel bakery, dessert or retail snack food business conceived or developed by you or your employees during the term of the Franchise Agreement. You must not, however, test, offer or sell any new products without our prior written consent.

TCBY Concept:
------------

     You do not receive the right to use an item covered by a patent or copyright if you are granted the right to add the TCBY Concept to the Premises of your Store. You may use the proprietary information in the TCBY Operations Manual, as described in Item 11 of the Offering Circular, if you meet the limitations outlined in the Pretzel Time Franchise Agreement and Yogurt Addendum. Although TCBY has not filed an application for a copyright registration for the TCBY Operations Manual, it claims a copyright, and the information is proprietary. You must promptly inform us when you learn about an unauthorized use of this proprietary information. Neither we nor TCBY are obligated to take any action but will respond to this information as we or TCBY thinks appropriate.

               ITEM 15. OBLIGATION TO PARTICIPATE IN THE ACTUAL
                      OPERATION OF THE FRANCHISE BUSINESS

Pretzel Time Store:
------------------

     We recommend that you participate personally in the direct operation of your Store, although you are not specifically obligated to do so by the Franchise Agreement. However, you must manage your Store using a full time "on premises" manager. The manager need not have an ownership interest in a franchisee that is an Entity. The manager of your Store must complete all phases of our training program to our satisfaction and must participate in all other activities required to open your Store. We also require all replacement managers to satisfactorily complete all phases of our training program.

     If you are an Entity, each Entity Owner will be required to sign a Guaranty of Agreement in the form of Exhibit B guaranteeing your obligations under the Franchise Agreement.

     We may require each manager of a Pretzel Time Store to execute a confidentiality agreement in our favor as a condition of employment as a store manager. In addition, we may require each manager of a Pretzel Time Store to agree to the non-competition covenants described in Item 17.A. of this Offering Circular.

     You and each other Restricted Person will be bound by the non-competition covenants described in Item 17.A.q. and Item 17.A.r. of this Offering Circular.

TCBY Concept:
------------

     If you are granted the right to add the TCBY Concept to the Premises of your Store, the manager of your Store and any replacement managers must complete all phases of the initial TCBY training program to our and/or TCBY's satisfaction. In addition, we may require each manager to agree to the non-competition covenants described in Item 17.B. of this Offering Circular. Finally, you and each other Restricted Person will be bound by the non-competition covenants described in Item 17.B.q. and Item 17.B.r. of this Offering Circular.

             ITEM 16. RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

Pretzel Time Store:
------------------

     In operating your Store, you may offer for sale only those Pretzel Time Products that we approve from time to time for you to sell at the Premises. The Operations Manuals explain the Pretzel Time Products that you initially are authorized to offer at your Store. In the future, we may change or add to the Pretzel Time Products that you are authorized to offer at the Premises. We typically base our determination of whether to allow you to offer an expanded line of Pretzel Time Products on our evaluation of your compliance, over time, with the System Standards described in Section 7.1 of the Franchise Agreement, with particular emphasis on those related to quality. We do not base our determinations on sales or marketing quotas, volumes or results. You should also refer to Item 8 of this Offering Circular for information with respect to required purchases of certain items.

     Your lease may also impose other obligations or restrictions with respect to the types of products that you may offer from your premises, and you must comply with those restrictions and obligations even if they would prevent you from offering certain Pretzel Time Products that we have approved for you to offer.

     You do not have to sell all the Pretzel Time Products we authorize. We designate some various pretzels and toppings as optional. The required Pretzel Time Products are: (1) the regular salted and buttered pretzel; (2) sweet mustard, cheddar cheese, cream cheese, honey glaze, cinnamon sugar, sour cream and onion and garlic toppings; (3) Coke; (4) Diet Coke; (5) a decaffeinated carbonated drink; (6) 2 other carbonated drinks (fruit and flavored); (7) fruit punch; and (8) lemonade.

     You are generally not restricted in the retail customers to whom you may sell products and services. However, without our prior written consent, you may not offer Pretzel Time Products approved for sale or services of your Store or any materials, supplies, or inventory bearing the Trademarks at any site other than your Store premises (other than catering events and the offering of Pretzel Time Product samples at or directly in front of your Store). In addition, you may not offer for sale any materials, supplies or inventory used in the preparation of any of the Pretzel Time Products. You may only sell finished Pretzel Time Products that have been approved for sale at your Store and only to retail customers, and you may not sell any Pretzel Time Products to any person or entity purchasing the Pretzel Time Products for resale. In addition, you may not use the site of your Store for any purpose other than the operation of a Pretzel Time Store.

     You may use only pamphlets, brochures, cards or other promotional materials offering free Pretzel Time Products that we have prepared, unless otherwise approved by us in advance. However, we will give favorable consideration to your use of free product cards developed by you, if the cards clearly state that they may only be redeemed at Pretzel Time Stores owned by you.

     We and our Affiliates will have the perpetual right to own and use and authorize other Pretzel Time Stores to use, and you will fully and promptly disclose to us, all ideas, concepts, formulas, recipes, methods and techniques about the development or operation of a bakery, dessert or snack food business conceived or developed by you or your employees during the term of your Franchise Agreement. You may not test, offer, or sell any new products without our prior written consent.

TCBY Concept:
------------

     If you are granted the right to add the TCBY Concept to the Premises of your Store, you may offer for sale only those TCBY Yogurt Products that TCBY approves from time to time for you to sell at the Premises.

     ITEM 17.  RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

     The following tables list important provisions of the franchise and related agreements pertaining to renewal, termination, transfer and dispute resolution. You should read these provisions in the agreements attached to this Offering Circular.

A.  Franchise Agreement
    -------------------

                                           Section in
Provision                                  Franchise Agreement               Summary
a.  Term of the Franchise                  Section 3.1                       Initial term is 7 years.  Unless
    Agreement                                                                renewed, the Franchise Agreement
                                                                             will terminate on expiration of
                                                                             initial term.

b.  Renewal or extension of the            Sections 3.2 and 13.5             You may renew for 1 additional
    term                                                                     7-year term if you are not in
                                                                             default.  You may also have the
                                                                             opportunity to obtain a successor
                                                                             Franchise Agreement as provided in
                                                                             Section 13.5.

c.  Requirements for you to                Section 3.2                       You give us at least 180 days
    extend or renew                                                          prior notice; you sign new
                                                                             agreement (which may include
                                                                             different or additional fees and
                                                                             performance criteria); at our
                                                                             request, you refurbish and remodel
                                                                             the premises; at our request, you
                                                                             execute a general release; you
                                                                             have complied with all agreements
                                                                             with us during the initial term;
                                                                             you have satisfied all monetary
                                                                             obligations; and you retain the
                                                                             premises for the renewal term.

d.  Termination by you                     Section 13.4                      You may terminate if we are in
                                                                             default.

e.  Termination by us without              Section 13.3                      We may terminate if you fail to
    cause                                                                    satisfactorily complete the
                                                                             required training or if you fail
                                                                             to begin your Store operations
                                                                             within 180 days after execution of
                                                                             the Franchise Agreement; see also
                                                                             "17.A.a." above.

f.  Termination by us with cause           Sections 13.1 and 13.2            We can terminate if you are in
                                                                             default of the Franchise Agreement
                                                                             or any other agreement with us or
                                                                             our Affiliates; see also "17.A.o."
                                                                             below.

                                     -51-

g.  "Cause" defined--defaults             Sections 13.1 and 13.2              (1) Cleanliness and sanitation
 which can be cured                                                           violations may be cured within 48
                                                                              hours of notice of violation; (2)
                                                                              payment defaults of the Franchise
                                                                              Agreement or any other agreement
                                                                              with us or our Affiliates may be
                                                                              cured within 10 days of notice of
                                                                              nonpayment; (3) involuntary
                                                                              bankruptcy or other involuntary
                                                                              insolvency events are defaults if
                                                                              not discharged within 60 days; and
                                                                              (4) any other default of the
                                                                              Franchise Agreement or any other
                                                                              agreement with us or our
                                                                              Affiliates not listed above or in
                                                                              "17.A.h." below may be cured
                                                                              within 30 days after written
                                                                              notice of default.

h.  "Cause" defined--defaults             Sections 13.1 and 13.2              Non-curable defaults:
    which cannot be cured                                                     (1) voluntary bankruptcy or other
                                                                              voluntary insolvency events; (2)
                                                                              unauthorized transfers; (3)
                                                                              material misstatements or
                                                                              omissions; (4) you are convicted
                                                                              or plead no contest to a felony;
                                                                              (5) you engage in detrimental
                                                                              conduct; (6) unauthorized use of
                                                                              the Trademarks or Confidential
                                                                              Information; (7) abandonment of or
                                                                              failure to actively operate your
                                                                              Store; (8) you are in breach of
                                                                              your obligations under your lease
                                                                              or sublease of the Premises or you
                                                                              lose the right of possession of
                                                                              your Store premises; (9) you store
                                                                              or use "out-of-code" products in
                                                                              violation of the System Standards;
                                                                              (10) understatement of Gross
                                                                              Revenues by more than 2%; (11)
                                                                              failure to pay uncontested taxes;
                                                                              (12) failure to make payments
                                                                              after 10 days' written notice;
                                                                              (13) repeated defaults, even if
                                                                              cured; or (14) you default on any
                                                                              financing obligations.

                                     -52-

i.  Your obligations on             Sections 6.5, 7.8, 8.2, 8.3, 10.5,       Payments of amounts due, late
    termination/nonrenewal          10.8, 12.3(l), 14.2, 14.3, 14.4,         charges, and interest;
                                    14.6, 15.6 and Article 18 of the         continuation of releases and
                                    Franchise Agreement                      waivers; retain records and permit
                                                                             audits; not disclose Confidential
                                                                             Information; discontinue use of
                                                                             Trademarks; deliver to us all
                                                                             signs, equipment, supplies and
                                                                             materials displaying the
                                                                             Trademarks; cancel any fictitious
                                                                             or assumed name certificates; make
                                                                             required changes to premises;
                                                                             assign telephone listings; dispose
                                                                             of non-returnable supplies and
                                                                             materials; indemnification; and
                                                                             continuation of general
                                                                             provisions; see also "17.A.o." and
                                                                             "17.A.r." below.

j.  Assignment of contract by us    Section 12.1                             No restriction on our right to
                                                                             assign.

k.  "Transfer" by you-- definition  Section 1.2(p)                           Includes transfer of agreement or
                                                                             ownership change.

l.  Our approval of transfer by     Sections 12.2, 12.3 and 12.4             We must approve all transfers but
    you                                                                      will not unreasonably withhold
                                                                             approval if specified requirements
                                                                             are met; transfers to a
                                                                             wholly-owned corporation do not
                                                                             require our consent.

m.  Conditions for our approval     Section 12.3                             Transferee qualifies; your
    of transfer                                                              obligations are paid and you are
                                                                             not in default; transferee agrees
                                                                             to complete training and assumes
                                                                             obligations under existing
                                                                             agreement; transfer fee paid;
                                                                             release signed by you; we approve
                                                                             terms of transfer; you subordinate
                                                                             any obligations of the transferee
                                                                             to you to the transferee's
                                                                             obligations to us; any required
                                                                             landlord consents are obtained;
                                                                             you agree not to use the
                                                                             Trademarks; see also "17.A.r."
                                                                             below.


n.  Our right of first refusal to       Section 12.5                        We can match any offer for your
    acquire your business                                                   business or for a Controlling
                                                                            Interest in you; see also
                                                                            "17.A.r." below.

o.  Our option to purchase your         Section 14.5 and Article 16         We have an option to purchase your
    business                                                                Store upon termination of the
                                                                            agreement unless we are in default
                                                                            or you have entered into a
                                                                            successor Franchise Agreement.
                                                                            Under the security agreement
                                                                            contained in Article 16 of the
                                                                            Franchise Agreement, we can
                                                                            foreclose and acquire the assets
                                                                            of your Store if you default.

p.  Your death or disability            Section 12.6                        You must transfer your interest in
                                                                            the Franchise Agreement or your
                                                                            Controlling Interest in an Entity
                                                                            developer within 6 months, to a
                                                                            transferee approved by us.

q.  Non-competition covenants           Sections 11.1, 11.3, 11.4 and 18.1  No interest in or services for a
    during the term of the Franchise                                        Competitive Business within 1 mile
    Agreement                                                               of your Store or within 1 mile of
                                                                            any Pretzel Time Retail Outlet, as
                                                                            applicable; no solicitation of
                                                                            employees.

r.  Non-competition covenants           Sections 11.2, 11.3, 11.4,          No interest in or services for a
    after the Franchise Agreement is    12.3(j), 12.5(c) and 18.1           Competitive Business within 1 mile
    terminated or expires                                                   of your Store or 1 mile of any
                                                                            Pretzel Time Retail Outlet for 1
                                                                            year, if we don't purchase your
                                                                            Store (see "17.A.o." above) or for
                                                                            3 years, if we do purchase your
                                                                            Store (including after a transfer
                                                                            or exercise of your right of first
                                                                            refusal, for a 3 year period).

s.  Modification of the Franchise       Sections 11.4, 18.1, 18.2 and 18.7  Subject to automatic modification
    Agreement                                                               to conform to mandatory provisions
                                                                            of applicable law.  Other
                                                                            modifications require mutual
                                                                            consent.

                                     -54-

t.  Integration/merger clause         Section 18.14                        Only the terms of the Franchise
                                                                           Agreement are binding (subject to
                                                                           state law).  Any other promises
                                                                           may be unenforceable.

u.  Dispute resolution by             Section 17.4                         Except for certain claims not
    arbitration or mediation                                               subject to arbitration, all
                                                                           disputes must be arbitrated in
                                                                           Salt Lake City, Utah.

v.  Choice of forum                   Section 17.6                         Litigation must be in the State of
                                                                           Utah.

w.  Choice of law                     Section 17.5                         Utah law applies unless governed
                                                                           by applicable federal law.


B.  Yogurt Addendum
    ---------------

                                      Section in Yogurt Addendum (and
Provision                             Franchise Agreement where            Summary
                                      applicable)

a.  Term of the Yogurt Addendum       Paragraph 9                          Initial term coincides with the
                                                                           initial term of the Franchise
                                                                           Agreement unless the TCBY Sales
                                                                           Agreement is terminated or the
                                                                           Franchise Agreement is terminated.

b.  Renewal or extension of the       Paragraph 10                         You may renew at the time you
    term                                                                   renew the Franchise Agreement, if
                                                                           you are not in default and the
                                                                           Yogurt Addendum is still in effect
                                                                           at the time of renewal.  The
                                                                           renewal term shall continue during
                                                                           the renewal term of the Franchise
                                                                           Agreement until the earliest of:
                                                                           the termination or expiration of
                                                                           the TCBY Sales Agreement, or the
                                                                           termination of the Franchise
                                                                           Agreement.

                                     -55-

c.  Requirements for you to            Paragraph 10                      In addition to satisfying all of
    extend or renew                                                      the renewal requirements in the
                                                                         Franchise Agreement and renewing
                                                                         the Franchise Agreement, you are
                                                                         not in default under the Yogurt
                                                                         Addendum and sign our then current
                                                                         form of TCBY Yogurt Product
                                                                         Addendum (which may include
                                                                         different or additional fees and
                                                                         performance criteria).

d.  Termination by you                 Section 13.4 of the Franchise     You may terminate if we are in
                                       Agreement                         default.

e.  Termination by us without          Paragraph 26                      We may terminate if you fail to
    cause                                                                satisfactorily complete the
                                                                         required TCBY training or if you
                                                                         fail to begin operation of your
                                                                         TCBY Concept within 180 days after
                                                                         execution of the Yogurt Addendum;
                                                                         see also "17.B.a" and "17.B.b"
                                                                         above.

f.  Termination by us with cause       Paragraph 26; Sections 13.1 and   We can terminate if you are in
                                       13.2 of the Franchise Agreement   default of the Yogurt Addendum,
                                                                         the Franchise Agreement or any
                                                                         other agreement with us or our
                                                                         Affiliates; see also "17.B.o."
                                                                         below.


                                     -56-

g.  "Cause" defined--defaults         Paragraph 25; Sections 13.1 and     (1) Cleanliness and sanitation
    which can be cured                13.2 of the Franchise Agreement     violations may be cured within 48
                                                                          hours of notice of violation; (2)
                                                                          payment defaults of the Yogurt
                                                                          Addendum, Franchise Agreement or
                                                                          any other agreement with us or our
                                                                          Affiliates may be cured within 10
                                                                          days of notice of nonpayment; (3)
                                                                          involuntary bankruptcy or other
                                                                          involuntary insolvency events are
                                                                          defaults if not discharged within
                                                                          60 days; and (4) any other default
                                                                          of the Yogurt Addendum, Franchise
                                                                          Agreement or any other agreement
                                                                          with us or our Affiliates not
                                                                          listed above or in "17.B.h." below
                                                                          may be cured within 30 days after
                                                                          written notice of default.

                                     -57-

h.  "Cause" defined--defaults         Paragraph 26; Sections 13.1 and     Non-curable defaults:
    which cannot be cured             13.2 of the Franchise Agreement     (1) voluntary bankruptcy or other
                                                                          voluntary insolvency events; (2)
                                                                          unauthorized transfers; (3)
                                                                          material misstatements or
                                                                          omissions; (4) you are convicted
                                                                          or plead no contest to a felony;
                                                                          (5) you engage in detrimental
                                                                          conduct; (6) unauthorized use of
                                                                          the TCBY Trademarks or
                                                                          Confidential Information; (7)
                                                                          abandonment of or failure to
                                                                          actively operate your TCBY
                                                                          Concept; (8) you are in breach of
                                                                          your obligations under your lease
                                                                          or sublease of the Premises or you
                                                                          lose the right of possession of
                                                                          the Premises; (9) you store or use
                                                                          "out-of-code" products in
                                                                          violation of the System Standards;
                                                                          (10) understatement of Gross
                                                                          Revenues by more than 2%; (11)
                                                                          failure to pay uncontested taxes;
                                                                          (12) failure to make payments
                                                                          after 10 days' written notice;
                                                                          (13) repeated defaults, even if
                                                                          cured; or (14) you default on any
                                                                          financing obligations.

i.  Your obligations on               Paragraphs 25, 27, 30 and 32;       Payments of amounts due, late
    termination/nonrenewal            Sections 6.5, 7.8, 8.2, 8.3, 10.5,  charges, and interest;
                                      10.8, 15.6 and Article 18 of the    continuation of releases and
                                      Franchise Agreement                 waivers; retain records and permit
                                                                          audits; not disclose Confidential
                                                                          Information; discontinue use of
                                                                          TCBY Trademarks; deliver to us all
                                                                          signs, equipment, supplies and
                                                                          materials displaying the TCBY
                                                                          Trademarks; cancel any fictitious
                                                                          or assumed name certificates; make
                                                                          required changes to the Premises;
                                                                          dispose of non-returnable supplies
                                                                          and materials; indemnification;
                                                                          and continuation of general
                                                                          provisions; see also "17.A.o."

                                     -58-


j.  Assignment of contract by us     Paragraph 25                         No restriction on our right to
                                                                          assign.

k.  "Transfer" by you-- definition   Paragraph 4(f); Section 1.2(p) of    Includes transfer of Yogurt
                                     the Franchise Agreement              Addendum or ownership change.

l.  Our approval of transfer by      Paragraph 25; and Sections 12.3      We must approve all transfers but
    you                              and 12.4 of the Franchise Agreement  will not unreasonably withhold approval if specified requirements
                                                                          are met; transfers to a
                                                                          wholly-owned corporation do not
                                                                          require our consent.

m.  Conditions for our approval      Paragraph 25; and Section 12.3 of    Transfer is in conjunction with
    of transfer                      the Franchise Agreement              the transfer of the Franchise
                                                                          Agreement, transferee qualifies;
                                                                          your obligations are paid and you
                                                                          are not in default; transferee
                                                                          agrees to complete TCBY training
                                                                          and assumes obligations under
                                                                          existing agreement; transfer fee
                                                                          paid; release signed by you; we
                                                                          approve terms of transfer; you
                                                                          subordinate any obligations of the
                                                                          transferee to you to the
                                                                          transferee's obligations to us;
                                                                          any required landlord consents are
                                                                          obtained; you agree not to use the
                                                                          TCBY Trademarks.

n.  Our right of first refusal to    Section 12.5 of the Franchise        We can match any offer for your
    acquire your business            Agreement                            business or for a Controlling
                                                                          Interest in you; see also
                                                                          "17.B.r." below.

o.  Our option to purchase your      Paragraph 29; Section 14.5 of the    In addition to our option to
    business                         Franchise Agreement                  purchase your Store upon
                                                                          termination of the Franchise
                                                                          Agreement, we also have an option
                                                                          to purchase your TCBY Concept upon
                                                                          the termination of this Addendum.

p.  Your death or disability         Paragraph 25; Section 12.6 of the    You must transfer your interest in
                                     Franchise Agreement                  the Yogurt Addendum or your
                                                                          Controlling Interest in an Entity
                                                                          developer within 6 months, to a
                                                                          transferee approved by us.

                                     -59-


q.  Non-competition covenants        Paragraphs 4(a) and 23; Sections     No interest in or services for a
    during the term of the Yogurt    11.1, 11.3, 11.4 and 18.1 of the     Competitive Business and no
    Addendum                         Franchise Agreement                  solicitation of employees.

r.  Non-competition covenants        Paragraphs 24; Sections 11.3,        No interest in or services for a
    after the Yogurt Addendum is     11.4, 12.3(j), 12.5(c) and 18.1 of   Competitive Business within 1 mile
    terminated                       the Franchise Agreement              of the Premises your Store or 1
                                                                          mile of the Premises of any
                                                                          Pretzel Time Retail Outlet which
                                                                          contains a TCBY Concept for 1
                                                                          year, if we don't purchase your
                                                                          TCBY Concept (see "17.B.o." above)
                                                                          or for 3 years, if we do purchase
                                                                          your TCBY Concept (including after
                                                                          a transfer or exercise of your
                                                                          right of first refusal, for a 3
                                                                          year period).

s.  Modification of the Yogurt       Paragraph 36; Sections 11.4, 18.1,   Subject to automatic modification
    Addendum                         18.2 and 18.7 of the Franchise       to conform to mandatory provisions
                                     Agreement                            of applicable law.  Other
                                                                          modifications require mutual
                                                                          consent.

t.  Integration/merger clause        Paragraph 36; Section 18.14 of the   Only the terms of the Yogurt
                                     Franchise Agreement                  Addendum and the Franchise
                                                                          Agreement are binding (subject to
                                                                          state law).  Any other promises
                                                                          may be unenforceable.

u.  Dispute resolution by            Section 17.4 of the Franchise        Except for certain claims not
    arbitration or mediation         Agreement                            subject to arbitration, all
                                                                          disputes must be arbitrated in
                                                                          Salt Lake City, Utah.

v.  Choice of forum                  Section 17.6 of the Franchise        Litigation must be in the State of
                                     Agreement                            Utah.

w.  Choice of law                    Section 17.5 of the Franchise        Utah law applies unless governed
                                     Agreement                            by applicable federal law.

C.  Sublease
    --------

Provision                                 Section in Sublease                Summary
a.  Term of the agreement                 Sections 3.1, 3.2, and 3.4         On termination of Franchise
                                                                             Agreement or one day before
                                                                             termination of Master Lease.

b.  Renewal or extension of the           Section 3.1(b)                     If you are not in default and the
    term                                                                     Master Lease would expire before
                                                                             the Franchise Term ends and the
                                                                             Master Lease contains renewal
                                                                             options, we will exercise the
                                                                             renewal options at your request.

c.  Requirements for you to               None                               Not Applicable
    extend or renew

d.  Termination by you                    None                               Not Applicable

e.  Termination by us without             None                               Not Applicable
    cause

f.  Termination by us with cause          Section 12.2                       We can terminate if you are in
                                                                             default.

g.  "Cause" defined--defaults             Section 12.1                       (1) Monetary defaults may be cured
    which can be cured                                                       within 10 days of due date;
                                                                             (2) involuntary bankruptcy or other
                                                                             involuntary insolvency events are
                                                                             defaults if not discharged within
                                                                             60 days; and
                                                                             (3) any other default not listed above
                                                                             or in "h." below may be cured within
                                                                             15 days after written notice.

h.  "Cause" defined--defaults             Section 12.1                       Non-curable defaults:  (1)
    which cannot be cured                                                    voluntary bankruptcy or other
                                                                             voluntary insolvency events; (2)
                                                                             unauthorized assignments or
                                                                             subleases; (3) abandonment of or
                                                                             failure to actively operate your
                                                                             Store; (4) breach of the Master
                                                                             Lease or the Franchise Agreement;
                                                                             or (5) repeated defaults, even if
                                                                             cured.

Provision                                  Section in Sublease               Summary
i.  Your obligations on                    Sections 3.2 and 3.3              Surrender premises, repair damage
    termination/ nonrenewal                                                  caused by removal of personal
                                                                             property.

j.  Assignment of contract by us           Section 11.3                      No restriction on our right to
                                                                             assign.

k.  "Transfer" by you-- definition         Sections 11.1 and 11.2            No assignments or subleases
                                                                             without our consent.

l.  Our approval of transfer by            Sections 11.1 and 11.2            Our approval of proposed
    you                                                                      assignments or subleases is at our
                                                                             sole discretion.

m.  Conditions for our approval            None                              Not Applicable
    of transfer

n.  Our right of first refusal to          None                              Not Applicable
    acquire your business

o.  Our option to purchase your            None                              Not Applicable
    business

p.  Your death or disability               None                              Not Applicable

q.  Non-competition covenants              None                              Not Applicable
    during the term of the agreement

r.  Non-competition covenants              None                              Not Applicable
    after the agreement is
    terminated or expires

s.  Modification of the agreement          Section 13.13                     Modifications must be in writing
                                                                             and signed by all parties.

t.  Integration/merger clause              Section 13.13                     Only the terms of the Sublease
                                                                             Agreement are binding (subject to
                                                                             state law).  Any other promises
                                                                             may be unenforceable.

u.  Dispute resolution by                  None                              Not Applicable
    arbitration or mediation

v.  Choice of forum                        None                              Not Applicable

w.  Choice of law                          Section 13.9                      The law of the state in which the
                                                                             premises are located governs.

                                     -62-

NOTE: SEE THE STATE SPECIFIC ADDENDUM TO THIS OFFERING CIRCULAR FOR MORE
      INFORMATION REGARDING ITEM 17.

                            ITEM 18.  PUBLIC FIGURES

      We do not use any public figure to promote our franchise.

                           ITEM 19.  EARNINGS CLAIMS

      We do not furnish or authorize our sales persons to furnish any oral or written information concerning the actual or potential sales, costs, income or profits of a Pretzel Time Store or a TCBY Concept. Actual results vary from store to store, and we cannot estimate the results of any particular franchise.

                           ITEM 20.  LIST OF OUTLETS

                    PRETZEL TIME STORES - FRANCHISED STORES
                   STATUS SUMMARY FOR YEARS 1995/1996/1997/1/



                                                                                                   Total            Franchises
                                 Cancelled or                  Reacquired        Left The        From Left      Operating at Year
State                Transfers    Terminated     Not Renewed      By Us         System Other     Columns (2)            End
----------------------------------------------------------------------------------------------------------------------------------
Alabama                  0/1/0                                                                        0/1/0               1/3/3
----------------------------------------------------------------------------------------------------------------------------------
Arizona/3/               0/0/5                                                                        0/0/5               5/6/6
----------------------------------------------------------------------------------------------------------------------------------
California/3/           0/0/24                                                     0/1/1             0/1/25            29/30/29
----------------------------------------------------------------------------------------------------------------------------------
Colorado                 0/0/2                                      0/2/0          0/1/0              0/3/2               3/0/2
----------------------------------------------------------------------------------------------------------------------------------
Connecticut              3/0/1                                                                        3/0/1              8/9/11
----------------------------------------------------------------------------------------------------------------------------------
Delaware                                                                                                                  1/1/1
----------------------------------------------------------------------------------------------------------------------------------
District of                                                                        0/1/0              0/1/0               0/0/0
 Columbia
----------------------------------------------------------------------------------------------------------------------------------
Florida                  0/1/0                                                     0/1/0              0/2/0             9/13/14
----------------------------------------------------------------------------------------------------------------------------------
Georgia                  1/0/0                                                     0/1/0              1/1/0             7/11/11
----------------------------------------------------------------------------------------------------------------------------------
Idaho/3/                 0/0/3                                                                        0/0/3               3/3/3
----------------------------------------------------------------------------------------------------------------------------------
Illinois/3/              0/0/3                                                                        0/0/3               3/3/3
----------------------------------------------------------------------------------------------------------------------------------
Indiana/3/               0/0/4                                                                        0/0/4               4/4/4
----------------------------------------------------------------------------------------------------------------------------------
Iowa/3/                  0/0/2                                                                        0/0/2               2/2/2
----------------------------------------------------------------------------------------------------------------------------------
Kansas                                                                                                                    2/2/2
----------------------------------------------------------------------------------------------------------------------------------
Louisiana                                                                          1/1/0              1/1/0               0/0/0
----------------------------------------------------------------------------------------------------------------------------------
Maine                                                                                                                     1/1/1
----------------------------------------------------------------------------------------------------------------------------------
Maryland                                                                                                                  8/8/8
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts            0/1/0         0/1/0                        2/0/0          2/0/0              4/2/0               5/5/5
----------------------------------------------------------------------------------------------------------------------------------
Michigan/3/              0/0/2                                                     0/1/0              0/1/2               3/2/2
----------------------------------------------------------------------------------------------------------------------------------
Minnesota/3/             0/1/4                                                                        0/1/4               4/4/4
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                                                                                   Total            Franchises
                                 Cancelled or                  Reacquired         Left The        From Left      Operating at Year
State                Transfers    Terminated     Not Renewed      By Us          System Other     Columns (2)            End
----------------------------------------------------------------------------------------------------------------------------------
Missouri                 0/1/1                                                                        0/1/1            11/14/16
----------------------------------------------------------------------------------------------------------------------------------
Montana                             0/0/2                                                             0/0/2               2/2/0
----------------------------------------------------------------------------------------------------------------------------------
Nebraska (3)             0/0/3                                                                        0/0/3               3/3/3
----------------------------------------------------------------------------------------------------------------------------------
Nevada (3)               0/0/2                                                                        0/0/2               2/3/3
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                                                                                                             2/2/3
----------------------------------------------------------------------------------------------------------------------------------
New Jersey                                                                                                                3/3/4
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                                                                                                                2/2/2
----------------------------------------------------------------------------------------------------------------------------------
New York                 2/3/0                                       2/0/0            2/1/0           6/4/0            12/16/16
----------------------------------------------------------------------------------------------------------------------------------
North Carolina                                                                                                            4/4/5
----------------------------------------------------------------------------------------------------------------------------------
Ohio                                                                                  1/0/0           1/0/0               2/2/4
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                                                                                                  1/1/1
----------------------------------------------------------------------------------------------------------------------------------
Oregon (3)               0/0/1                                                                        0/0/1               1/1/1
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania             0/1/0                                                                        0/1/0               2/2/4
----------------------------------------------------------------------------------------------------------------------------------
South Carolina                                                                                                            1/1/2
----------------------------------------------------------------------------------------------------------------------------------
South Dakota (3)         0/0/1                                                                        0/0/1               1/1/1
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                2/1/0                                                                        2/1/0               3/3/3
----------------------------------------------------------------------------------------------------------------------------------
Texas (3)               0/0/15                                                                       0/0/15            17/21/21
----------------------------------------------------------------------------------------------------------------------------------
Utah (3)                 0/0/4                                                                        0/0/4               6/6/6
----------------------------------------------------------------------------------------------------------------------------------
Virginia (4)                                                                                                              0/4/5
----------------------------------------------------------------------------------------------------------------------------------
Washington (3)           0/0/7                                                                        0/0/7               8/7/7
----------------------------------------------------------------------------------------------------------------------------------
West Virginia (4)                                                                                                         0/1/1
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin (3)            0/0/2                                                                        0/0/2               2/2/2
----------------------------------------------------------------------------------------------------------------------------------
Wyoming                  0/0/1                                       0/1/0                            0/1/1               1/0/1
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                                                                                   Total            Franchises
                                 Cancelled or                  Reacquired         Left The        From Left      Operating at Year
State                Transfers    Terminated     Not Renewed      By Us          System Other     Columns (2)            End
----------------------------------------------------------------------------------------------------------------------------------
Alberta (3)              0/0/2                                                                       0/0/2               2/2/2
----------------------------------------------------------------------------------------------------------------------------------
Ontario                  8/0/0                                                      0/9/0            8/9/0               8/0/0
----------------------------------------------------------------------------------------------------------------------------------
Totals                16/10/89       0/1/2          0/0/0         4/3/0            6/17/1         26/31/92         195/211/224
==================================================================================================================================


  (1) All numbers are as of December 31 for each year. The numbers are for our directly-licensed Pretzel Time Stores.

  (2) The numbers in the "Total" column may exceed the number of stores affected because several events may have affected the same store. For example, a store may have been reacquired by us and the franchisee may have left the system.

  (3) In July 1997, MFPCI, a wholly-owned subsidiary of MFHCI, purchased a total of 79 Pretzel Time Stores located in the States of Arizona, California, Idaho, Illinois, Indiana, Iowa, Michigan, Minnesota, Nebraska, Nevada, Oregon, South Dakota, Texas, Utah, Washington and Wisconsin and the Province of Alberta from one of our Area Developers, H&M Concepts Ltd. Co. See Part 2 of Schedule 6 to this Offering Circular for a list of the Pretzel Time Stores that MFPCI purchased from H&M Concepts Ltd. Co. At the time of the purchase, MFPCI entered into an Area Development Agreement with us for all of the states listed above except Texas, and a franchise agreement with us for all of the Pretzel Time Stores. MFPCI operated the 79 Pretzel Time Stores as our franchisee until MFPCI merged into MFOCI on November 26, 1997. Since the merger, MFOCI has operated the 79 Pretzel Time Stores as our franchisee.

  (4) On June 12, 1998, MFOCI purchased a total of 5 Pretzel Time Stores located in the States of Virginia and West Virginia from one of our former Area Developers, Virginia Concepts, Inc. See Part 1 of Schedule 6 to this Offering Circular for a list of the Pretzel Time Stores that MFOCI purchased from Virginia Concepts, Inc. At the time of the purchase, Virginia Concepts, Inc. transferred to MFOCI the respective Area Development Agreement and 5 franchise agreements it had entered into with us. Since the purchase, MFOCI has operated the 5 Pretzel Time Stores as our franchisee.

                      PRETZEL TIME STORES - COMPANY OWNED
                    STATUS SUMMARY FOR YEARS 1995/1996/1997


                                                              Company          Stores
                                                              Stores         Reacquired      Total Company
                            Company          Company          Sold to           from            Stores
                         Stores Closed    Stores Opened     Franchisees      Franchisees     Operating at
      State               During Year      During Year      During Year      During Year       Year End
-------------------------------------------------------------------------------------------------------
Alabama                                        1/0/0                                              0/0/0
-------------------------------------------------------------------------------------------------------
Colorado                                       0/2/0            0/0/2            0/2/0            0/2/0
-------------------------------------------------------------------------------------------------------
Connecticut                                    3/0/0                                              0/0/0
-------------------------------------------------------------------------------------------------------
Louisiana                     1/1/0            2/1/0                                              1/0/0
-------------------------------------------------------------------------------------------------------
Massachusetts                 2/0/0            2/0/0                             2/0/0            0/0/0
-------------------------------------------------------------------------------------------------------
New Mexico                                     2/0/0                                              0/0/0
-------------------------------------------------------------------------------------------------------
New York                      2/0/0            3/0/0                             2/0/0            0/0/0
-------------------------------------------------------------------------------------------------------
Ohio                          1/0/0            2/1/0            0/0/1                             1/1/0
-------------------------------------------------------------------------------------------------------
Pennsylvania                                   1/1/0                                              1/0/0
-------------------------------------------------------------------------------------------------------
South Carolina                                 1/1/0            0/0/1                             1/1/0
-------------------------------------------------------------------------------------------------------
Tennessee                                      3/0/0                                              0/0/0
-------------------------------------------------------------------------------------------------------
Texas                                          2/1/0            0/1/0                             1/0/0
-------------------------------------------------------------------------------------------------------
Virginia                                       4/4/0            0/4/0                             4/0/0
-------------------------------------------------------------------------------------------------------
West Virginia                                  1/1/0            0/1/0                             1/0/0
-------------------------------------------------------------------------------------------------------
Wyoming                                        0/1/0            0/0/1            0/1/0            0/1/0
-------------------------------------------------------------------------------------------------------
TOTALS                        6/1/0          27/13/0            0/6/5            4/3/0           10/5/0
-------------------------------------------------------------------------------------------------------

     As further described above, one of our Affiliates, MFOCI, operates a total of 85 Pretzel Time Stores as a franchisee of us.

     As of December 31, 1997, Franchise Agreements for 224 Pretzel Time Stores were in effect and all of those stores were operational. A list of these Pretzel Time Stores the franchisees, store addresses, and telephone numbers is disclosed in Part 1 of Schedule 6 to this Offering Circular. Attached as Part 2 of Schedule 6 to this Offering Circular is a list of every Pretzel Time franchisee who, during calendar year 1997, had an unit terminated, cancelled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under the franchisee's franchise agreement or who has not communicated with us within 10 weeks of the date of this Offering Circular.

                              PRETZEL TIME STORES
                               PROJECTED OPENINGS
                       For Year Ending December 31, 1998

                     (projections as of December 31, 1997)



                                      Franchise                       Projected                       Projected
                                      Agreements                    Franchised New                  Company Owned
                                   Signed But Store                Stores at Fiscal               Openings at Fiscal
          State                     Not Opened(1)                    Year End(1)                     Year End(1)
--------------------------  ------------------------------  ------------------------------  ------------------------------
--------------------------------------------------------------------------------------------------------------------------
Alaska                                    0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Arizona                                   0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Arkansas                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
California                                0                               1                               3
--------------------------------------------------------------------------------------------------------------------------
Connecticut                               0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Florida                                   0                               3                               1
--------------------------------------------------------------------------------------------------------------------------
Georgia                                   0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Illinois                                  0                               1                               1
--------------------------------------------------------------------------------------------------------------------------
Indiana                                   0                               2                               0
--------------------------------------------------------------------------------------------------------------------------
Kentucky                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Louisiana                                 0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Maine                                     0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Maryland                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Michigan                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Minnesota                                 0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Mississippi                               0                               2                               0
--------------------------------------------------------------------------------------------------------------------------
Missouri                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Nebraska                                  0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
New Jersey                                0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
New York                                  0                               1                               1
--------------------------------------------------------------------------------------------------------------------------
Ohio                                      0                               1                               1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                          0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
South Carolina                                        0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Tennessee                                             0                               2                               0
--------------------------------------------------------------------------------------------------------------------------
Virginia                                              0                               1                               0
--------------------------------------------------------------------------------------------------------------------------
Washington                                            0                               2                               1
--------------------------------------------------------------------------------------------------------------------------
Wisconsin                                             0                               2                               0
--------------------------------------------------------------------------------------------------------------------------
TOTALS                                                0                              34                               8
--------------------------------------------------------------------------------------------------------------------------


     (1) The projected numbers are estimates only. The actual number of openings at the fiscal year ending December 31, 1998 may be more, less, or the same number as projected in this chart. We offer franchises in a wide geographical area. We cannot predict precisely how many franchises will be granted in any particular state.

                         ITEM 21.  FINANCIAL STATEMENTS

     Attached as part of Schedule 3 are the consolidated balance sheets of MFOCI and its subsidiaries as of January 3, 1998 and December 28, 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for the year ended January 3, 1998 and the period from inception (September 18, 1996) to December 28, 1996, together with Report of Independent Public Accountants. Also attached as part of Schedule 3 is the condensed consolidated balance sheet (unaudited) of MFOCI and its subsidiaries as of April 4, 1998, and the related condensed consolidated statements of operations and cash flows for the fiscal quarters ended April 4, 1998 and March 29, 1997 (unaudited).

     The financial statements described above are the consolidated financial statements of MFOCI, an Affiliate of us. Our financial statements are not included in this Offering Circular. Should we fail to fulfill our obligations to our franchisees, however, MFOCI unconditionally guarantees to fulfill such obligations. In states where we have registered this franchise offering, a copy of the written guarantee may be on file in the office of the administrator of the state franchise law.

                              ITEM 22.  CONTRACTS

     The following agreements proposed for use regarding the offering of a Pretzel Time Franchise are attached to this Offering Circular:

               Exhibit A  Franchise Agreement (with Acknowledgment Addendum,
                             Ownership Addendum, Authorization Agreement For Prearranged Payments (Appendix A), TCBY Yogurt Product Addendum and Satellite Unit Addendum)
               Exhibit B  Guaranty of Agreement
               Exhibit C  Reservation Letter
               Exhibit D  Sublease Agreement

                               ITEM 23.  RECEIPT

     The last page of this Offering Circular is a detachable document acknowledging your receipt of this Offering Circular. The Federal Trade Commission requires that you promptly sign and return one copy of the Receipt to us. This does not obligate you to purchase a franchise and it does not obligate us to sell you a franchise.

                                  SCHEDULE 1

                                  DEFINITIONS

     1. "Affiliate," as used in relation to us, means any person or entity that directly or indirectly owns or controls us, is directly or indirectly owned or controlled by us or is under common control with us, now or in the future.

     2. "Competitive Business" means any business operating, or granting franchises or licenses to others to operate, a bakery, snack food or dessert restaurant or retail outlet or any similar food service business, except for an existing bakery, snack food or dessert restaurant or retail outlet or similar food service business owned and operated by you, which has been disclosed to us in writing prior to execution of this Agreement. If you enter into the Yogurt Addendum, Competitive Business will also mean: (i) any business operating, or granting franchises or licenses to others to operate a frozen yogurt or ice cream restaurant or retail outlet or any other restaurant or retail outlet serving principally frozen dairy products; and (ii) any business engaged in the sale, manufacture, processing, or distribution of frozen yogurt, ice cream, or other frozen dairy products, except for the ownership of securities listed on a stock exchange or traded on the over-the-counter market that represent one percent (1%) or less of that class of securities.

     3. "Confidential Information" means any information relating to the Pretzel Time Products or the development or operation of Pretzel Time Stores, including site selection criteria; recipes and methods for the preparation of Pretzel Time Products; methods, techniques, formats, specifications, systems, procedures, sales and marketing techniques and knowledge of and experience in the development and operation of Pretzel Time Stores; marketing programs for Pretzel Time Stores; knowledge of specifications for and suppliers of certain Pretzel Time Products, materials, supplies, equipment, furnishings and fixtures. If you enter into the Yogurt Addendum, Confidential Information will also mean any information relating to the TCBY Yogurt Products or the development and operation of TCBY Stores.

     4. "Controlling Interest" means an interest, the ownership of which empowers the holder to exercise a controlling influence over the management, policies or personnel of an Entity. Ownership of 10% or more of the equity or voting securities of a corporation, limited liability company or limited liability partnership or ownership of any general partnership interest in a partnership shall be deemed conclusively to constitute a Controlling Interest in the corporation, limited liability company, or partnership, as the case may be.

     5. "Entity" means a corporation, general partnership, joint venture, limited partnership, limited liability partnership, limited liability company, trust, estate or other business entity.

     6. "Entity Owner" means, with respect to an Entity, any shareholder owning directly or beneficially 10% or more of any class of securities of the Entity; any general partner or co-venturer in the Entity; any partner in a limited liability partnership or member in a limited liability company owning directly or beneficially 10% or more of the ownership interests in the limited liability partnership or limited liability company; the trustees or administrators of any trust or estate; and any beneficiary of a trust or estate owning, directly or beneficially, 10% or more of the interests in the trust or estate. If any Entity Owner within the scope of this definition is itself an Entity (including an Entity Owner that is an Entity Owner because of this sentence), the term "Entity Owner" also includes Entity Owners (as defined in the preceding sentence) in the Entity. It is the intent of this definition to "trace back" and include within the definition of Entity Owner all natural persons owning the requisite interests to qualify as Entity Owners.

     7. "Gross Revenues" means the aggregate amount of all sales of Pretzel Time Products, TCBY Yogurt Products (if you enter into the Yogurt Addendum), other items, and services made and rendered in connection with or in conjunction with the operation of the Licensed Store, including sales made at or away from the Premises of your Store, whether for cash or credit, but excluding all federal, state or municipal sales, use, or service taxes collected from customers and paid to the appropriate taxing authority.

     8. "Pretzel Time Store" means a retail snack, dessert, and beverage outlet selling any Pretzel Time Products and other products for off-premises consumption and services specified by us. The term "Pretzel Time Store" includes carts and kiosks selling the Pretzel Time Products. We reserve the right to approve all carts and kiosks.

     9. "Pretzel Time Retail Outlet" means any store or outlet, such as a Pretzel Time Store, a mail order outlet, or an in-store bakery outlet located in a retail grocery, fast food, convenience or other retail store, which sells any of the Pretzel Time Products under the Marks or other trademarks or service marks. A Pretzel Time Retail Outlet may be owned or operated by us or our Affiliates or by franchisees or licensees of us or our Affiliates.

     10. "Pretzel Time Products" means products approved or required by us or our Affiliates from time to time in our sole discretion for sale at or from Pretzel Time Stores, including hand-rolled soft pretzels of various flavors, frozen pretzels and other pretzel-related products and toppings, beverages and other products approved by us or our Affiliates; provided that the foregoing products are subject to modification or discontinuance in our sole discretion from time to time and may include additional or substitute products.

     11. "Pretzel Time System" means our business formats, signs, equipment, methods, procedures, designs, layouts, and specifications, including the use of the Marks and the Trade Dress, as we may modify them in the future.

     12. "Pretzel Time Trademarks" means the trademarks, trade names, service marks, logos and other commercial symbols which we authorize franchisees to use to identify the products and/or services offered by Pretzel Time Stores, including the trademark and service mark PRETZEL TIME(R) and the Trade Dress (defined below) and the goodwill associated therewith; provided that such trademarks, trade names, service marks, logos and other commercial symbols and the Trade Dress are subject to modification and discontinuance at our sole discretion and additional or substitute trademarks, trade names, service marks, logos, commercial symbols or Trade Dress may be established by us in the future.

     13. "Trade Dress" means the designs, color schemes, decor and images which we authorize and require our franchisees to use in connection with the operation of Pretzel Time Stores, as it may be revised and further developed by us or our Affiliates from time to time. If you enter into the Yogurt Addendum, Trade Dress will also mean the designs, color schemes, decor and images which we authorize and require our franchisees to use in connection with the operation of the TCBY Concept, as it may be revised and further developed by TCBY from time to time.

     14. "Restricted Person" means you; each of your Entity Owners, if you are an Entity; and the spouses, natural and adopted children, and siblings of any of them.

     15. "TCBY Concept" means the TCBY business a Pretzel Time franchisee is granted the right to operate from the Premises of its Pretzel Time Store using the TCBY Trademarks and TCBY System.

     16. "TCBY Store" means any store or outlet, such as a Pretzel Time Store with a TCBY Concept, a mail order outlet, or an in-store outlet located in a retail grocery, fast food, convenience or other retail store, which sells any of the TCBY Yogurt Products under the TCBY Trademarks or other trademarks or service marks. A TCBY Store may be owned or operated by (i) TCBY or its affiliates or designees, (ii) us or our Affiliates, (iii) franchisees or licensees of TCBY or its affiliates, or (iv) us or our Affiliates.

     17. "TCBY Yogurt Products" means those TCBY products approved or required by TCBY from time to time in its sole discretion for sale at or from authorized Pretzel Time Stores, including TCBY soft-serve frozen yogurt, and hand dipped frozen yogurt and ice cream products approved by TCBY; provided that the foregoing TCBY products are subject to modification or discontinuance in TCBY's sole discretion from time to time and may include additional or substitute products.

     18. "TCBY System" means TCBY's business formats, signs, equipment, methods, procedures, designs, layouts, and specifications, including the use of the TCBY Trademarks and the Trade Dress, as TCBY may modify them in the future.

     19. "TCBY Trademarks" means the trademarks, trade names, service marks, logos and other commercial symbols which TCBY authorizes franchisees to use to identify the products and/or services offered by TCBY Stores, including the trademarks and service marks TCBY(R) and THE COUNTRY'S BEST YOGURT(R) and the Trade Dress (defined above) and the goodwill associated therewith; provided that such trademarks, trade names, service marks, logos and other commercial symbols and the Trade Dress are subject to modification and discontinuance at the sole discretion of TCBY and additional or substitute trademarks, trade names, service marks, logos, commercial symbols or Trade Dress may be established by TCBY in the future.

     20. "Premises" means the leasehold space of a Pretzel Time Store at a location approved by us. Premises may also mean the leasehold space shared between a Pretzel Time Store and a TCBY Concept at a location approved by us and TCBY, if the franchisee enters into a TCBY Yogurt Product Addendum with us.

                                   SCHEDULE 2

                         AGENTS FOR SERVICE OF PROCESS

UNITED STATES:

         State                   Registered Agent                 Registered Office
        ------                   ----------------                 -----------------
    1.  California               CT Corporation System            818 West 7th Street
                                                                  Los Angeles, CA 90017

    2.  Florida                  CT Corporation System            1200 South Pine Island Rd.
                                                                  Plantation, FL 33324

    3.  Illinois                 Attorney General State of        500 South Second Street
                                 Illinois                         Springfield, Illinois  62706

    4.  Indiana                  Indiana Sec. of State            Indiana Securities Division
                                 201 State House                  302 W. Washington St.
                                 200 West Washington St.          Room E-111
                                 Indianapolis, IN 46204           Indianapolis, IN 46204

    5.  Iowa                     CT Corporation System            2222 Grand Avenue
                                                                  Des Moines, IA 50312

    6.  Kansas                   The Corporation Company, Inc.    515 South Kansas Ave.
                                                                  Topeka, KS 66603

    7.  Maryland                 Maryland Securities              Division of Securities
                                 Commissioner                     200 St. Paul Place, 20th Floor
                                                                  Baltimore, MD 21202-2020

    8.  Michigan                 The Corporation Company          30600 Telegraph Road
                                                                  Bingham Farms, MI 48025

    9.  Montana                  CT Corporation System            406 Fuller Avenue
                                                                  Helena, MT 59601

   10.  New Jersey               The Corporation Trust Co.        820 Bear Tavern Road
                                                                  West Trenton, NJ 08628

   11.  New Mexico               CT Corporation System            217 West Manhattan Avenue
                                                                  Santa Fe, NM 87501

   12.  New York                 New York Secretary of State      120 Broadway, 23rd Floor
                                 New York State Dept. of Law      New York, NY 10271

        State                    Registered Agent                 Registered Office
        -----                    ----------------                 -----------------
   13.  North Dakota             Office of the Securities         State Capitol - 5th Floor
                                 Commissioner                     600 East Boulevard Avenue
                                                                  Bismarck, ND 58505

   14.  Oregon                   CT Corporation System            800 Pacific Building
                                                                  Portland, OR 97204

   15.  South Carolina           CT Corporation System            75 Beattie Place
                                                                  Two Insignia Financial Plaza
                                                                  Greenville, SC 29601

   16.  South Dakota             CT Corporation System            319 South Coteau Street
                                                                  Pierre, SD 57501


CANADA:

        Province                 Registered Agent                 Registered Office
        --------                 ----------------                 -----------------
    1.  Alberta                  J. Patrick Bond and              2600 Manulife Place
                                 alternatively J. Alan Bryan QC   10180 101st Street
                                 c/o Bryan and Company            Edmonton, AB
                                                                  Canada

    2.  Ontario                  Head Office (Canada), LTD.       20 Queen Street West
                                                                  City of Toronto
                                                                  Ontario M5H 2V3
                                                                  Ontario M5H 2V3 00000

                                  SCHEDULE 3

                             FINANCIAL STATEMENTS

Schedule 3A Mrs. Fields' Original Cookies, Inc. and Subsidiaries consolidated balance sheets as of January 3, 1998 and December 28, 1996 and the related consolidated statements of operations, stockholder's equity and cash flows for the year ended January 3, 1998 and the period from inception (September 18, 1996) to December 28, 1996, together with Report of Independent Public Accountants.

Schedule 3B Mrs. Fields' Original Cookies, Inc. and Subsidiaries condensed consolidated balance sheet (unaudited) as of April 4, 1998, and the related condensed consolidated statements of operations and cash flows for the fiscal quarters ended April 4, 1998 and March 29, 1997 (unaudited).

                                  SCHEDULE 3A

             MRS. FIELDS' ORIGINAL COOKIES, INC. and SUBSIDIARIES

                          Consolidated balance sheets
                             as of January 3, 1998
                             and December 28, 1996
            and the related consolidated statements of operations,
                     stockholder's equity  and cash flows
                    for the year ended January 3, 1998 and
                 the period from inception (September 18,1996)
                             to December 28, 1996,
            together with Report of Independent Public Accountants

                                  SCHEDULE 3B

              MRS. FIELDS' ORIGINAL COOKIES, INC. and SUBSIDIARIES

                Condensed consolidated balance sheet (unaudited)
                              as of April 4, 1998,
        and the related condensed consolidated statements of operations and cash flows for the fiscal quarters ended April 4, 1998 and March 28, 1997
                                  (unaudited)


NOTE: THESE FINANCIAL STATEMENTS ARE PREPARED WITHOUT AN AUDIT. PROSPECTIVE FRANCHISEES OR SELLERS OR FRANCHISES SHOULD BE ADVISED THAT NO CERTIFIED PUBLIC ACCOUNTANT HAS AUDITED THESE FIGURES OR EXPRESSED AN OPINION WITH REGARD TO THEIR CONTENTS OR FORM.

                                  SCHEDULE 4

                         LIST OF STATE ADMINISTRATORS

California                                          North Dakota
----------                                          ------------
Department of Corporations                          Franchise Examiner
1390 Market Street                                  600 East Blvd., Fifth Floor
San Francisco, CA 94102-5389                        Bismarck, ND 58505
Telephone:  (415) 557-3787                          Telephone:  (701) 328-2910

Hawaii                                              Rhode Island
------                                              ------------
Commissioner of Securities                          Associate Director and Superintendent
1010 Richards Street                                of Securities
Honolulu, HI 96813                                  Division of Securities
Telephone:  (808) 548-6521                          233 Richmond Street, Suite 232
                                                    Providence, RI 02903-4232
                                                    Telephone:  (401) 277-3048

Illinois                                            South Dakota
--------                                            ------------
Illinois Attorney General                           Franchise Administrator
Franchise Division                                  Division of Securities
500 South Second Street                             118 West Capitol
Springfield, IL 62706                               Pierre, SD 57501-5070
Telephone:  (217) 782-4465                          Telephone:  (605) 773-4823

Indiana                                             Virginia
-------                                             --------
Chief Deputy Commissioner                           Chief Examiner/Investigator
Indiana Securities Division                         State Corporation Commission
302 West Washington St., Room E-111                 1300 East Main Street, 9th Floor
Indianapolis, IN 46204                              Richmond, VA 23219
Telephone:  (317) 232-6685                          Telephone:  (804) 371-9051

Maryland                                            Washington
--------                                            ----------
Office of the Attorney General                      Department of Financial Institutions
Division of Securities                              Securities Division
200 St. Paul Place, 20th Floor                      405 Black Lake Blvd. S.W., 2nd Floor
Baltimore, MD 21202-2020                            Olympia, WA 98502
Telephone:  (410) 576-6360                          Telephone:  (206) 753-6928

Minnesota                                           Wisconsin
---------                                           ---------
Deputy Commissioner                                 Wisconsin Commissioner of Securities
Minnesota Department of Commerce                    101 East Wilson Street, 4th Floor
133 East Seventh Street                             Madison, WI 53702
St. Paul, MN 55101                                  Telephone:  (608) 266-3431
Telephone:  (612) 296-6325

New York
--------
New York State Department of Law
120 Broadway, 23rd Floor
New York, NY 10271
Telephone:  (212) 416-8211

                                   SCHEDULE 5

                               OPERATIONS MANUALS

                               TABLES OF CONTENTS

                              SCHEDULE 6 - PART 1

                            PRETZEL TIME FRANCHISEES
                            as of December 31, 1997

                              SCHEDULE 6 - PART 2

         PRETZEL TIME FRANCHISEES WHOSE FRANCHISE HAS BEEN TERMINATED,
            CANCELLED, NOT RENEWED, OR WHO HAS CEASED TO DO BUSINESS
                      PURSUANT TO THE FRANCHISE AGREEMENT
                              DURING CALENDAR 1997



A. TERMINATED VOLUNTARILY BY MUTUAL CONSENT OF THE FRANCHISEE AND US:

Franchisee:                         Franchise Agreements Terminated Voluntarily:
----------                          -------------------------------------------

H&M CONCEPTS, LTD. CO.              San Jacinto Mall
Randy Hemmer                        1566 San Jacinto Mall
10754 Executive Drive               Baytown, TX 77521
Boise, ID 83704
800/342-7893

BIG SKY PRETZEL TIME, INC.          Holiday Village Mall
Judy Bizzle                         1200 10th Avenue South
327 Hickory Drive                   Great Falls, MT 59405
Tahlequah, OK 74464
406/453-5710

ROCKY MOUNTAIN PRETZEL TIME, INC.   Rimrock Mall
Dr. Bernie Zeliger                  300 South 24th Street West
1500 Smokehouse Lane                Billings, MT 59102
Harrisburg, PA 17110
717/671-2663

B. TERMINATED VOLUNTARILY BY MUTUAL CONSENT OF THE FRANCHISEE AS PART OF A SALE OF PRETZEL TIME STORES TO ONE OF OUR AFFILIATES:

Franchisee:                         Franchise Agreements Terminated Voluntarily:
-----------                         --------------------------------------------
H&M CONCEPTS, LTD. CO.              Arrowhead Towne Center         Fiesta Mall                     MetroCenter
Randy Hemmer                        7700 W. Arrowhead Town Center  2104 Fiesta Mall                6920-A North Metro Parkway East
10754 Executive Drive               Glendale, AZ 85308             Mesa, AZ 85202                  Phoenix, AZ 96062
Boise, ID 83704
800/342-7893
                                    Paradise Valley                Scottsdale Fashion              Arden Fair
                                    4550-42 E. Cactus Rd.          7014 E. Camelback Rd.           1689 Arden Way
                                    Phoenix, AZ 85032              Scottsdale, AZ 85251            Sacramento, CA 95815

                                    Bayshore Mall                  Buena Ventura                   Del Monte Shopping Center
                                    3300 Broadway                  363 South Mills Road            520 Del Monte Center
                                    Eureka, CA 95501               Ventura, CA 93003               Monterey, CA 93940

                                    Downtown Plaza                 Eagle Rock                      Fox Hills
                                    595 Downtown Plaza             2700 Colorado Blvd.             266 Fox Hills Mall
                                    Sacramento, CA 95814           Los Angeles, CA 90041           Culver City, CA 90230


Mission Valley                 Montclair Plaza                 New Park Mall
1640 Camino Del Rio North      5023 Montclair Plaza Lane       2086 New Park Drive
San Diego, CA 92108            Montclair, CA 91763             Newark, CA 94560

Northridge Fashion Center      Palm Desert Towne Center        Parkway Plaza
9301 Tampa Avenue              72-840 Hwy 111                  823 Parkway Plaza
Northridge, CA 91324           Palm Desert, CA 92260           El Cajon, CA 92020

Plaza Bonita                   Santa Maria Town Center         Stoneridge
3030 Plaza Bonita Road         239 Town Center East            2469 Stoneridge Mall
National City, CA 91950-8033   Santa Maria, CA 93454           Pleasanton, CA 94566

Stonewood Center               Sunvalley                       Topanga Plaza
251 Stonewood Street           292 Sunvalley Mall              6600 Topanga Canyon Road
Downey, CA 90241               Concord, CA 94566               Canago Park, CA 91303

University Towne Center (UTC)  Valenia Town Center             Vallco Fashion Park
4545 LaJolla Village Dr.       24201 W. Valencia               10123 N. Wolfe Road
San Diego, CA 92122            Valencia, CA 91355              Cupertino, CA 95014

West Covina Plaza              Westside Pavillion              Boise Town Square
1200 W. Covina Pkway           10800 West Pico Blvd.           350 North Milwaukee
West Covina, CA 91790          Los Angeles, CA 90064           Space 2112
                                                               Boise, ID 83788

Karcher Mall                   Pineridge Mall                  Golf Mill Shopping Center
1509 Cladwell Blvd.            4155 North Yellowstone Highway  580 Golf Mill Shopping Center
Nampa, ID 83651                Chubbock, ID 83202              Nile, IL 60714

Northwoods Mall                Spring Hill Mall                Castleton Square
4501 War Memorial Drive        1484 Spring Hill Mall           6020 East 82nd Street
Peoria, IL 61613               West Dundee, IL 60118           Indianapolis, IN 46250

Honey Creek Shopping Center    Washington Square               Merle Hay Mall
3401 South US Highway 41       10202 East Washington Street    3800 Merle Hay Road
Terre Haute, IN 47802          Indianapolis, IN 46229          Suite 948
                                                               Des Moines, IA 50310

Lakeside                       Twelve Oaks Mall                Apache Plaza
14600 Lakeside Circle          27678 Novi Road                 333 Apache Mall
Sterling Heights, MI 48313     Novi, MI 48377                  Rochester, MN 55902

Miller Hill Mall               Oak View Mall                   Westroads Shopping Center
1600 Miller Trunk Highway      3001 South 144th Street         10000 California Street
Duluth, MN 55811               Omaha, NE 68144                 Omaha, NE 68114

The Boulevard Mall             Meadows Mall                    Washington Square Mall
3680 S. Maryland Parkway       4300 Meadows Lane               9487 SE Washington Square Road
Las Vegas, NV 89109            Las Vegas, NV 89107             Tigard, OR 97223

The Empire                     Barton Creek Square Mall        Broadway Square Mall
720 Empire Mall                2901 Capital of Texas Parkway   4601 South Broadway
Sioux Falls, SD 75106          Austin, TX 78746                Tyler, TX 75703

Dallas Galleria Mall           Deerbrook Mall                  Ingram Park Mall
13350 Dallas Parkway           20131 Highway 59 North          6301 N.W. Loop 410
Dallas, TX 75240               Humble, TX 77338                San Antonio, TX 78238


Killeen Mall                   Longview Mall                   Mall Del Norte
2100 S.W.S. Young Drive        3500 McCann Road                5300 North San Dario
Killeen, TX 76543              Longview, TX 75601              Laredo, TX 78041

Parkdale Mall                  Post Oak Mall                   Rolling Oaks Mall
6155 E. Tex Freeway            1500 Harvey Road                6909 N. Loop 1604 East
Beaumont, TX 77706             College Station, TX 77840       San Antonio, TX 78233

San Marcos Factory Shops       Sharpstown Center               Town East Mall
FC & 3939 I-35 South           7500 Bellaire Boulevard         2063 Town East Mall
San Marcos, TX 78666           Houston, TX 77036               Mesquite, TX 75150

Valle Vista Mall               University Mall                 University Mall #2
2000 East Expressway 83        J-179 University Mall           F-106 University Mall
Harlingen, TX 75/8552          Orem, UT 84058                  Orem, UT 84058

Valley Fair Mall               ZCMI Center                     Cascade
3601 South 2700 West           36 South State Street           765 Cascade Drive
West Valley City, UT 84119     Salt Lake City, UT 84111        Burlington, WA 98233

Columbia Center                Kitsap Mall                     Northtown Mall
438 Columbia Center Blvd.      10315 Silverdale Way            North 4750 Division Street
Kennewick, WA 99336            Silverdale, WA 98383            Spokane, WA 99207

Southcenter                    Tacoma Mall                     Vancouver Mall
981 South Center               4502 South Steele               5001 NE Thurston way
Seattle, WA 98188              Tacoma, WA 98409                Vancouver, WA 98662

Oakwood Mall                   Valley View Mall                Kingsway Garden Mall
4800 Golf Road                 3800 Highway 16                 109th Street
Eau Claire, WI 54701           LaCrosse, WI 54601              Princess Elizabeth Avenue
                                                               Edmonton, AB T5G 3B6 Canada
West Edmonton Mall
1554-8770 170th Street
Edmonton, AB T5T 3J7


C.    TRANSFERRED FRANCHISE AGREEMENT AND CEASED TO DO BUSINESS:

Franchisee:                          Franchise Agreements Transferred:
-----------                          ---------------------------------
ROCKY MOUNTAIN PRETZEL TIME, INC.    Aurora Mall             Southwest Plaza       Frontier Mall
Dr. Bernie Zeliger                   14200 E. Almeda Avenue  8501 W. Boles Avenue  1400 Dell Range Blvd.
1500 Smokehouse Lane                 Aurora, CO 80012        Littleton, CO 80123   Cheyenne, WY 82009
Harrisburg, PA 17110
717/671-2663

D.    HAS NOT COMMUNICATED WITH US WITHIN THE LAST 10 WEEKS:

      None

                                   SCHEDULE 7

                          PRETZEL TIME AREA DEVELOPERS
                              As of June 12, 1998

                                  PRETZEL TIME
                                AREA DEVELOPERS

=========================================================================================================
CONTACT, ADDRESS AND
 TELEPHONE NUMBER                          AREA DEVELOPER                        TERRITORY
---------------------------------------------------------------------------------------------------------
DiNatale, Ed                       Pretzel Time of South Carolina,     SC
5175 Highway 472                   Inc.
Conway, SC  29526-6352
(803) 365-6042
---------------------------------------------------------------------------------------------------------
Fleisher, Alan                     Pretzel Time of New York, Inc.      Southern NY, NJ, RI, CT
Valley Pretzel, Inc.
P.O. Box 13
Smithtown, NY  11787
(516) 366-0208
---------------------------------------------------------------------------------------------------------
Gick, Alan                         Kal Enterprises                     Northern NY, OH, Western PA
5220 Maplewood Court
Erie, PA  16506
(814) 833-2256
---------------------------------------------------------------------------------------------------------
Ward, Michael R.                   Mrs. Fields' Original Cookies,      AK, AZ, CA, HI, ID, IL, IN, IA,
2855 East Cottonwood Parkway       Inc.                                MI, MN, MT, NE, NV, ND, OR, SD,
Suite 400                                                              UT, VA, WA, WV, WI;
Salt Lake City, UT  84121                                              CANADA-ALBERTA, BRITISH COLUMBIA,
(801) 736-5600                                                         MANITOBA, SASKATCHEWAN, MEXICO
---------------------------------------------------------------------------------------------------------
Mazzoni, Bernard                   Mid Continent Enterprises, Inc.     KS, MO
11613 West 118 Street
Overland Park, KS  66210
(913) 338-3457
---------------------------------------------------------------------------------------------------------
Miller, Stuart                     Pretzel Time of North Carolina,     NC
100 Ronsard                        Inc.
Cary, NC  27511
(919) 319-7630
---------------------------------------------------------------------------------------------------------
Ritz, Sheri A.                     Pretzel Time of Maryland, Inc.      MD
3919 Church Road
Millers, MD  21107
(410) 374-5174
---------------------------------------------------------------------------------------------------------
Purcell, Corky                     Peachtree Pretzel Time, Inc.        GA (with the exception of the
Governor's Plaza  South, Bldg. 2                                       SAVANNAH area)
2001 North Front Street, #226
Harrisburg, PA  17102
(717) 232-6560
---------------------------------------------------------------------------------------------------------
Purcell, Corky                     Sunshine Pretzel Time, Inc.         AL, FL, GA (the SAVANNAH area
Governor's Plaza  South, Bldg. 2                                       only)
2001 North Front Street, #226
Harrisburg, PA  17102
(717) 232-6560
=========================================================================================================

=========================================================================================================
Smith, Bill                        New England Concepts, Inc.          MA, ME, VT, NH, TX (the
141 South Main Street                                                  DALLAS/FORTH WORTH area only)
Box 16
Beacon Falls, CT  06403
(208) 729-1826
=========================================================================================================

                                    RECEIPT

          THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

          IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

            (1)  THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
            (2)  10 BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR
            (3)  10 BUSINESS DAYS BEFORE A PAYMENT TO US.

          YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

          IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580.

          I have received a Uniform Franchise Offering Circular dated May 15, 1998, as amended November 24, 1998. This Offering Circular included the following exhibits and schedules:

Schedule 1  Definitions
Schedule 2  List of Agents for Service of Process
Schedule 3  Financial Statements
Schedule 4  State Administrators
Schedule 5  Operations Manuals Table of Contents
Schedule 6  Franchisee Information
            Part 1 - List of Pretzel Time Franchisees
            Part 2 - List of Pretzel Time Franchisees Terminated, Cancelled, Not
                     Renewed, or That Have Ceased Doing Business
Schedule 7  List of Pretzel Time Area Developers

Exhibit A   Franchise Agreement (with Acknowledgment Addendum, Ownership
            Addendum, Authorization Agreement For Prearranged Payments (Appendix
            A), TCBY Yogurt Product Addendum, and Satellite Unit Addendum)

Exhibit B   Guaranty of Agreement
Exhibit C   Reservation Letter
Exhibit D   Sublease Agreement

Date:  _________________, 199__.

FRANCHISEE (For an Individual)      FRANCHISEE (For an Entity)

______________________________      ______________________________ , a
Signature                           __________________________________

______________________________      By _______________________________
Print Name                          Its ______________________________

                                    RECEIPT

          THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

          IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

            (1)  THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
            (2)  10 BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR
            (3)  10 BUSINESS DAYS BEFORE A PAYMENT TO US.

          YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

          IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580.

          I have received a Uniform Franchise Offering Circular dated May 15, 1998, as amended November 24, 1998. This Offering Circular included the following exhibits and schedules:

Schedule 1  Definitions
Schedule 2  List of Agents for Service of Process
Schedule 3  Financial Statements
Schedule 4  State Administrators
Schedule 5  Operations Manuals Table of Contents
Schedule 6  Franchisee Information
            Part 1 - List of Pretzel Time Franchisees
            Part 2 - List of Pretzel Time Franchisees Terminated, Cancelled, Not
                     Renewed, or That Have Ceased Doing Business
Schedule 7  List of Pretzel Time Area Developers

Exhibit A   Franchise Agreement (with Acknowledgment Addendum, Ownership
               Addendum, Authorization Agreement For Prearranged Payments (Appendix A), TCBY Yogurt Product Addendum, and Satellite Unit Addendum)

Exhibit B   Guaranty of Agreement
Exhibit C   Reservation Letter
Exhibit D   Sublease Agreement

Date:  _________________, 199__.

FRANCHISEE (For an Individual)      FRANCHISEE (For an Entity)

______________________________      _______________________ , a
Signature                           ___________________________

______________________________      By ________________________
Print Name                          Its _______________________

                     RECEIPT OF FRANCHISE-RELATED DOCUMENTS
                     --------------------------------------

     The undersigned, personally and/or as an officer or partner of the proposed Franchisee, does hereby acknowledge receipt of the following documents, in form for execution, relating to a Pretzel Time Franchise of PRETZEL TIME, INC.:

     [    ]     1.  Franchise Agreement (with Addendum, Authorization (Appendix
                      A), TCBY Addendum); Acknowledgment Addendum, Ownership Agreement For Prearranged Yogurt Product Payments Addendum, and Satellite Unit
     [    ]     2.  Guaranty of Agreement;
     [    ]     3.  Reservation Letter;
     [    ]     4.  Sublease Agreement; and
     [    ]     5.  Other (specify):
                                     ____________________.
     (Proposed franchisee must initial the box adjacent to the applicable document.)

     I further acknowledge my understanding that it is my responsibility, individually and/or as an officer or partner of the proposed franchisee, to review all such documents, so that I am fully familiar with the transaction contemplated thereby prior to the execution thereof.

     A FEDERAL TRADE COMMISSION RULE REQUIRES THAT WE PROVIDE YOU WITH THE FRANCHISE-RELATED DOCUMENTS NOTED ABOVE AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE DATE THEY ARE TO BE EXECUTED. PLEASE DO NOT SIGN OR RETURN THESE DOCUMENTS UNTIL FIVE (5) BUSINESS DAYS HAVE ELAPSED FROM THE DATE OF THIS RECEIPT.

DATED:  ____________________


                                _________________________________________

                                _________________________________________

                     RECEIPT OF FRANCHISE-RELATED DOCUMENTS
                     --------------------------------------

     The undersigned, personally and/or as an officer or partner of the proposed Franchisee, does hereby acknowledge receipt of the following documents, in form for execution, relating to a Pretzel Time Franchise of PRETZEL TIME, INC.:

     [    ]  1.  Franchise Agreement (with Addendum, Authorization (Appendix
                   A), TCBY Addendum); Acknowledgment Addendum, Ownership Agreement For Prearranged Yogurt Product Payments Addendum, and Satellite Unit
     [    ]  2.  Guaranty of Agreement;
     [    ]  3.  Reservation Letter;
     [    ]  4.  Sublease Agreement; and
     [    ]  5.  Other (specify):
                                      ____________________.
     (Proposed franchisee must initial the box adjacent to the applicable document.)

     I further acknowledge my understanding that it is my responsibility, individually and/or as an officer or partner of the proposed franchisee, to review all such documents, so that I am fully familiar with the transaction contemplated thereby prior to the execution thereof.

     A FEDERAL TRADE COMMISSION RULE REQUIRES THAT WE PROVIDE YOU WITH THE FRANCHISE-RELATED DOCUMENTS NOTED ABOVE AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE DATE THEY ARE TO BE EXECUTED. PLEASE DO NOT SIGN OR RETURN THESE DOCUMENTS UNTIL FIVE (5) BUSINESS DAYS HAVE ELAPSED FROM THE DATE OF THIS RECEIPT.

DATED:  ____________________


                                   ____________________________________________


                                   ____________________________________________